     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 28, 1999



                                               SECURITIES ACT FILE NO. 333-82001

                                       INVESTMENT COMPANY ACT FILE NO. 811-09317
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-2
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                         PRE-EFFECTIVE AMENDMENT NO. 1                       [ ]

                        POST-EFFECTIVE AMENDMENT NO.                         [ ]

                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]
                                AMENDMENT NO. 5                              [X]
                        (Check appropriate box or boxes)
                            ------------------------

                  MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.
               (Exact Name of Registrant as Specified in Charter)
                            ------------------------

              800 SCUDDERS MILL ROAD PLAINSBORO, NEW JERSEY 08536
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (609) 282-2800

                                 TERRY K. GLENN
                  MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (Name and Address of Agent for Service)
                            ------------------------

                                   COPIES TO:



                MICHAEL J. HENNEWINKEL, ESQ.                                     FRANK P. BRUNO, ESQ.
                FUND ASSET MANAGEMENT, L.P.                                        BROWN & WOOD LLP
                       P.O. BOX 9011                                            ONE WORLD TRADE CENTER
              PRINCETON, NEW JERSEY 08543-9011                              NEW YORK, NEW YORK 10048-0557


                            ------------------------

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

                            ------------------------

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. [X]
                            ------------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                                               PROPOSED
                                                                           PROPOSED             MAXIMUM
                                                        AMOUNT              MAXIMUM            AGGREGATE           AMOUNT OF
                    TITLE OF                             BEING          OFFERING PRICE         OFFERING          REGISTRATION
           SECURITIES BEING REGISTERED                REGISTERED           PER UNIT              PRICE              FEE(1)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Auction Market Preferred Stock...................    1,560 Shares           $25,000           $39,000,000           $10,842
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------



(1) Transmitted to the designated lockbox at Mellon Bank in Pittsburgh, PA, $278 was previously paid, $10,564 was transmitted in connection with this filing.


                            ------------------------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY THE EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATE THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                             SUBJECT TO COMPLETION

                   PRELIMINARY PROSPECTUS DATED JULY 28, 1999


PROSPECTUS

                                  $39,000,000


                  MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.

                   AUCTION MARKET PREFERRED STOCK ["AMPS(R)"]

                             1,560 SHARES, SERIES A


                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                            ------------------------

     MuniHoldings New York Insured Fund IV, Inc. (the "Fund") is a recently organized, non-diversified, closed-end management investment company that seeks to provide shareholders with current income exempt from Federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its objective by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New York State and New York City personal income taxes. The Fund intends to invest in municipal obligations that are rated investment grade or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Under normal circumstances, at least 80% of the Fund's assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest.
                            ------------------------

     This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. This Fund's statement of additional information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing or calling the Fund at (800) 637-3863.
                            ------------------------

     INVESTING IN THE AMPS INVOLVES CERTAIN RISKS, WHICH ARE DESCRIBED IN THE "RISK FACTORS AND SPECIAL CONSIDERATIONS" SECTION BEGINNING ON PAGE 5 OF THIS PROSPECTUS.


                                         PER SHARE               TOTAL
                                         ---------               -----
Public Offering Price...........         $25,000.00           $39,000,000
Sales Load......................             $                     $
Proceeds, before expenses, to
  Fund..........................             $                     $


     The public offering price per share will be increased by the amount of accumulated dividends, if any, from the date the shares are first issued.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offence.


     One certificate for the shares of AMPS will be ready for delivery to the
nominee of The Depository Trust Company on or about August   , 1999.


---------------
(R) Registered trademark of Merrill Lynch & Co., Inc.
                            ------------------------

                              MERRILL LYNCH & CO.
                            ------------------------


                The date of this prospectus is August   , 1999.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Offering Summary............................................    3
Risk Factors and Special Considerations.....................    5
The Fund....................................................    7
Use of Proceeds.............................................    7
Capitalization..............................................    8
Portfolio Composition.......................................    8
Investment Objective and Policies...........................    9
Description of AMPS.........................................   16
The Auction.................................................   23
Rating Agency Guidelines....................................   33
Investment Advisory and Management Arrangements.............   34
Taxes.......................................................   35
Description of Capital Stock................................   37
Custodian...................................................   39
Underwriting................................................   39
Transfer Agent, Dividend Disbursing Agent and Registrar.....   40
Legal Opinions..............................................   40
Experts.....................................................   40
Year 2000 Issues............................................   40
Table of Contents of Statement of Additional Information....   42
Glossary....................................................   43


                            ------------------------

     INFORMATION ABOUT THE FUND CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. CALL 1-800-SEC-0330 FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM. THIS INFORMATION IS ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT http://www.sec.gov AND COPIES MAY BE OBTAINED UPON PAYMENT OF A DUPLICATING FEE BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009.

                            ------------------------

     You should rely only on the information contained in this prospectus. We have not, and the underwriter has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriter is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate as of the date on the front cover of this prospectus only. Our business, financial condition, results of operations and prospects may have changed since that date.

                                OFFERING SUMMARY

     This summary is qualified in its entirety by reference to the detailed information included in this prospectus and the statement of additional information.


THE OFFERING    The Fund is offering a total of 1,560 shares of Auction Market
                Preferred Stock, Series A at a purchase price of $25,000 per share plus accumulated dividends, if any, from the date the shares are first issued. The shares of AMPS are being offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriter.



                The AMPS will be shares of preferred stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. In general, except as described below, each dividend period following the initial dividend period will be seven days. The applicable dividend for a particular dividend period will be determined by an auction conducted on the business day next preceding the start of that dividend period.



                Investors and potential investors in shares of AMPS may participate in auctions for the AMPS through their broker-dealers.


                Generally, AMPS investors will not receive certificates representing ownership of their shares. Ownership of AMPS will be maintained in book-entry form by the securities depository (The Depository Trust Company) or its nominee for the account of the investor's agent member (generally the investor's broker-dealer). The investor's agent member, in turn, will maintain records of such investor's beneficial ownership of AMPS.


DIVIDENDS AND
DIVIDEND
PERIODS         Dividends on the shares of AMPS will be cumulative from the date
                the shares are first issued and payable beginning on August   ,
                1999. Thereafter, in the case of dividend periods that are not special dividend periods, dividends generally will be payable on each succeeding Friday. After the initial dividend period, each dividend period for the shares of AMPS will generally consist of seven days; provided, however, that before any auction, the Fund may decide, subject to certain limitations and only if it gives notice to holders, to declare a special dividend period of up to five years.



                Dividends for the shares of AMPS will be paid through the securities depository (The Depository Trust Company) on each dividend payment date.



                The cash dividend rate on shares of AMPS for the initial
                dividend period ending August   , 1999 will be      %
                annualized. For each subsequent dividend period, the auction agent (IBJ Whitehall Bank & Trust Company) will hold an auction to determine the cash dividend rate on the shares of AMPS.



DETERMINATION
OF MAXIMUM
DIVIDEND RATES  Generally, the applicable dividend rate for any dividend period for shares of AMPS will be subject to a maximum applicable rate. The maximum applicable rate for shares of AMPS will depend on the credit rating assigned to the shares and on the length of the dividend period. There is no minimum applicable dividend rate for any dividend period.

ASSET
MAINTENANCE     Under the Fund's Articles Supplementary creating the AMPS, the
                Fund must maintain

                - asset coverage of the AMPS as required by the rating agencies rating the AMPS, and

                - asset coverage of the AMPS of at least 200% as required by the
                  Investment Company Act of 1940.


                The Fund estimates that, based on the composition of its portfolio at July 23, 1999, asset coverage of the AMPS as required by the Investment Company Act of 1940 would be approximately 249% immediately after the Fund issues the shares of AMPS offered by this prospectus representing approximately 40% of the Fund's capital.


MANDATORY
REDEMPTION      If the required asset coverage is not maintained or, when
                necessary, restored, the Fund must redeem shares of AMPS at the price of $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared). The provisions of the Investment Company Act of 1940 may restrict the Fund's ability to make such a mandatory redemption.


OPTIONAL
REDEMPTION      The Fund may, at its option, choose to redeem all or a portion of the shares of AMPS on any dividend payment date at the price of $25,000 per share, plus accumulated but unpaid dividends thereon (whether or not earned or declared) plus any applicable premium.


LIQUIDATION
PREFERENCE      The liquidation preference (that is, the amount the Fund must pay to AMPS shareholders if the Fund is liquidated) of each share of AMPS will be $25,000, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

RATINGS The AMPS will be issued with a rating of "aaa" from Moody's Investors Service, Inc. and AAA from Standard & Poor's.

VOTING RIGHTS   The Investment Company Act of 1940 requires that the holders of
                AMPS and any other preferred stock, voting as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors at any time when dividends on the AMPS or any other preferred stock are unpaid for two full years. The Fund's charter and the Investment Company Act of 1940 require holders of AMPS and any other preferred stock to vote as a separate class on certain other matters.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     New York Municipal Bonds. The Fund intends to invest the majority of its portfolio in New York municipal bonds. As a result, the Fund is more exposed to risks affecting issuers of New York municipal bonds than is a municipal bond fund that invests more widely.

     Interest Rate and Credit Risk. The Fund invests in municipal bonds, which are subject to interest rate and credit risk. Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.


     Non-diversification. The Fund is registered as a "non-diversified" investment company. This means that the Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Even as a non-diversified fund, the Fund must meet the diversification requirements of applicable Federal income tax laws. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more exposed to the effects of any single economic, political or regulatory occurrence than a more widely-diversified fund. Even as a non-diversified fund, the Fund must still meet the diversification requirements of applicable Federal income tax laws.


     Rating Categories. The Fund intends to invest in municipal bonds that are rated investment grade by Standard & Poor's, Moody's Investors Service, Inc. or Fitch IBCA, Inc. It may also invest in unrated municipal bonds that the Fund's investment adviser believes are of comparable quality. Obligations rated in the lowest investment grade category have certain speculative characteristics.

     Private Activity Bonds. The Fund may invest in certain tax-exempt securities classified as "private activity bonds." These bonds may subject certain investors in the Fund to a Federal alternative minimum tax.

     Portfolio Insurance. The Fund will be subject to certain restrictions on investments imposed by guidelines of the insurance companies issuing the portfolio insurance. The Fund does not expect these guidelines to prevent the Fund's investment adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

     Indexed and Inverse Floating Rate Securities. The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax exempt securities. Both indexed securities and inverse floaters are derivative securities and can be considered speculative.

     Options and Futures Transactions. The Fund may seek to hedge its portfolio against changes in interest rates using options and financial futures contracts. The Fund's hedging transactions are designed to reduce volatility, but come at some cost. For example, the Fund may try to limit its risk of loss from a decline in price of a portfolio security by purchasing a put option. However, the Fund must pay for the option, and the price of the security may not in fact drop. In large part, the success of the Fund's hedging activities depends on its ability to forecast movements in securities prices and interest rates. The Fund does not, however, intend to enter into options and futures transactions for speculative purposes. The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

     Antitakeover Provisions. The Fund's charter includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions could discourage a third party from seeking to obtain control of the Fund.

     Investment Considerations. Investors in AMPS should consider the following factors:

     - The credit ratings of the AMPS could be reduced while an investor holds the AMPS.

     - Neither broker-dealers nor the Fund are obligated to purchase shares of AMPS in an auction or otherwise nor is the Fund required to redeem shares of AMPS in the event of a failed auction.

     - If sufficient bids do not exist in an auction, the applicable dividend rate will be the maximum applicable dividend rate, and in such event, owners of AMPS wishing to sell will not be able to sell all, and may not be able to sell any, AMPS in the auction. As a result, investors may not have liquidity of investment.

     Secondary Market. The broker-dealers intend to maintain a secondary trading market in the AMPS outside of auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market. The AMPS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the AMPS, and a selling shareholder may have to sell AMPS between auctions at a price per share of less than $25,000.

                                    THE FUND

     MuniHoldings New York Insured Fund IV, Inc. (the "Fund") is a recently organized, non-diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on April 5, 1999, and has registered under the 1940 Act. The Fund's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is
(609) 282-2800.


     The Fund commenced operations on July 23, 1999 upon the closing of an initial public offering of its 3,900,000 shares of common stock. The proceeds of such offering were approximately $58,355,000 after the payment of offering expenses. In connection with the initial public offering of the Fund's common stock, the underwriter was granted an option to purchase up to an additional 585,000 shares to cover over-allotments.



     The Board of Directors of the Fund may at any time consider a merger, consolidation or other form of reorganization of the Fund with one or more other closed-end investment companies advised by the Fund's investment adviser with similar investment objectives and policies as the Fund. Any such merger, consolidation or other form of reorganization would require the prior approval of the Board of Directors and the stockholders of the Fund. See "Description of Capital Stock -- Certain Provisions of the Charter."


                                USE OF PROCEEDS


     The estimated net proceeds of this offering will be $38,572,500 after the payment of offering expenses (estimated to be $135,000) and the sales load.


     The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies during a period estimated not to exceed three months from the offer and sale of such shares of AMPS depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in short-term tax-exempt securities. See "Investment Objective and Policies."

                                 CAPITALIZATION


     The following table sets forth the unaudited capitalization of the Fund as of July 23, 1999 and as adjusted to give effect to the issuance of the shares of AMPS offered hereby.



                                                                ACTUAL      AS ADJUSTED
                                                                ------      -----------
Shareholders' equity:
Capital Stock (200,000,000 shares authorized)
Preferred Stock, par value $.10 per share (no shares issued;
  1,560 shares of AMPS issued and outstanding, as adjusted,
  at $25,000 per share liquidation preference)..............           --   $39,000,000
Common Stock, par value $.10 per share (3,906,667 shares
  issued and outstanding)...................................  $   390,667       390,667
Capital in excess of par value attributable to Common
  Stock.....................................................   58,068,407    57,640,907
Undistributed investment income--net........................       24,193        24,193
Unrealized depreciation on investments--net.................      (83,270)      (83,270)
                                                              -----------   -----------
Net assets..................................................  $58,399,997   $96,972,497
                                                              ===========   ===========


                             PORTFOLIO COMPOSITION


     As of July 23, 1999, approximately 85.6% of the market value of the Fund's portfolio was invested in long-term municipal obligations and approximately 14.4% of the market value of the Fund's portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of July 23, 1999.



                   NUMBER OF       VALUE
S&P*    MOODY'S*    ISSUES     (IN THOUSANDS)   PERCENT
----    --------   ---------   --------------   -------
AAA      Aaa          10          $34,996         60.3%
AA        Aa           2            7,239         12.5
A         A            2            7,449         12.8
A-1     VMIG1          2            6,400         11.0
NR       P-1           1            2,000          3.4
                      --          -------        -----
Total...........      17          $58,084        100.0%
                      ==          =======        =====


---------------
* Ratings: Using the higher of Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's") ratings on the Fund's municipal obligations. See "Schedule of Investments." S&P rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and C ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba and B ratings.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to provide shareholders with current income exempt from Federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities, and other qualifying issuers, each of which pays interest which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New York State and New York City personal income taxes ("New York Municipal Bonds"). The Fund intends to invest substantially all (at least 80%) of its assets in New York Municipal Bonds, except at times when the Fund's investment adviser, Fund Asset Management, L.P. (the "Investment Adviser"), considers that New York Municipal Bonds of sufficient quality and quantity are unavailable for investment at suitable prices by the Fund. To the extent the Investment Adviser considers that suitable New York Municipal Bonds are not available for investment, the Fund may purchase other long-term municipal obligations exempt from Federal but not New York State and New York City personal income taxes ("Municipal Bonds"). The Fund will maintain at least 65% of its assets in New York Municipal Bonds and at least 80% of its assets in New York Municipal Bonds and Municipal Bonds, except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities and during temporary defensive periods. Under normal circumstances, at least 80% of the Fund's assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. The Fund's investment objective is a fundamental policy that may not be changed without a vote of a majority of the Fund's outstanding voting securities, as defined in the statement of additional information under "Investment Restrictions." There can be no assurance that the investment objective of the Fund will be realized. At times the Fund may seek to hedge its portfolio through the use of options and futures transactions to reduce volatility in the net asset value of its shares of common stock.

     The Fund ordinarily does not intend to realize significant interest income that is subject to Federal income tax and New York State and New York City personal income taxes. The Fund may invest all or a portion of its assets in certain tax-exempt securities classified as "private activity bonds" (in general, bonds that benefit non-governmental entities), that may subject certain investors in the Fund to a Federal alternative minimum tax.

     The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in New York Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term New York Municipal Bonds or Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. Non-Municipal Tax-Exempt Securities are considered "New York Municipal Bonds" or "Municipal Bonds" for purposes of the Fund's investment objective and policies.

     The investment grade New York Municipal Bonds and Municipal Bonds in which the Fund will primarily invest are those New York Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch IBCA, Inc. ("Fitch") or, if unrated, are considered to be of comparable quality by the Investment Adviser. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P, Aaa through Baa for Moody's and AAA through BBB for Fitch. In the case of short-term notes, the investment grade rating categories are SP-l+ through SP-3 for S&P, MIG-1 through MIG-3 for Moody's and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody's and F-l+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-3 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody's; and BBB and F-3 for Fitch), while considered "investment grade," may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. Appendix B to the statement of additional information contains a description of S&P's, Moody's and Fitch's ratings of New York Municipal Bonds and Municipal Bonds. In assessing the quality of New York Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, the Investment Adviser will take into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the insurance company or financial institution that provided such insurance or credit enhancement. Consequently, if New York Municipal Bonds or Municipal Bonds are covered by insurance policies issued by insurers whose claims-paying ability is rated AAA by S&P or Fitch or Aaa by Moody's, the Investment Adviser may consider such municipal obligations to be equivalent to AAA- or Aaa-rated securities, as the case may be, even though such New York Municipal Bonds or Municipal Bonds would generally be assigned a lower rating if the rating were based primarily upon the credit characteristics of the issuers without regard to the insurance feature. The insured New York Municipal Bonds and Municipal Bonds must also comply with the standards applied by the insurance carriers in determining eligibility for portfolio insurance.

     The Fund's investments may also include variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which the Fund may invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

     The average maturity of the Fund's portfolio securities will vary based upon the Investment Adviser's assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio generally can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio generally can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as that used by the Fund.

     The Fund intends to invest primarily in long-term New York Municipal Bonds and Municipal Bonds with a maturity of more than ten years. Also, the Fund may invest in intermediate-term New York Municipal Bonds and Municipal Bonds with a maturity of between three years and ten years. The Fund may invest in short-term, tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such short-term securities or cash will not exceed 20% of its total assets except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities or in anticipation of the repurchase or redemption of the Fund's securities and temporary periods when, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. The Fund does not ordinarily intend to realize significant interest income that is subject to Federal income tax and New York State and New York City personal income taxes. For a more complete description of New York Municipal Bonds and Municipal Bonds, see "Investment Objectives and Policies" in the statement of additional information.

     The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify the Fund for special tax treatment afforded regulated investment companies under the Federal tax laws. See "Taxes" herein and in the statement of additional information. To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund that elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

PORTFOLIO INSURANCE

     Under normal circumstances, at least 80% of the Fund's assets will be invested in New York Municipal Bonds and Municipal Bonds either (i) insured under an insurance policy purchased by the Fund or (ii) insured under an insurance policy obtained by the issuer thereof or any other party. The Fund will seek to limit its investments to municipal obligations insured under insurance policies issued by insurance carriers that have total admitted assets (unaudited) of at least $75,000,000 and capital and surplus (unaudited) of at least $50,000,000 and insurance claims-paying ability ratings of AAA from S&P or Fitch or Aaa from Moody's. There can be no assurance that insurance from insurance carriers meeting these criteria will be available. See Appendix C to the statement of additional information for a brief description of S&P's, Fitch's and Moody's insurance claims-paying ability ratings. Currently, it is anticipated that a majority of the insured New York Municipal Bonds and Municipal Bonds in the Fund's portfolio will be insured by the following insurance companies that satisfy the foregoing criteria: Ambac Assurance Corporation, Financial Guaranty Insurance Company, Financial Security Assurance and MBIA Insurance Corporation. The Fund also may purchase New York Municipal Bonds and Municipal Bonds covered by insurance issued by any other insurance company that satisfies the foregoing criteria. It is anticipated that initially a majority of insured New York Municipal Bonds and Municipal Bonds held by the Fund will be insured under policies obtained by parties other than the Fund.

     The Fund may purchase, but has no obligation to purchase, separate insurance policies (the "Policies") from insurance companies meeting the criteria set forth above that guarantee the payment of principal and interest on specified eligible New York Municipal Bonds and Municipal Bonds purchased by the Fund. A New York Municipal Bond or a Municipal Bond will be eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal on an insured New York Municipal Bond or Municipal Bond is not paid when due, the insurer will be obligated under its Policy to make such payment not later than 30 days after it has been notified by, and provided with documentation from, the Fund that such nonpayment has occurred.

     The Policies will be effective only as to insured New York Municipal Bonds and Municipal Bonds beneficially owned by the Fund. In the event of a sale of any New York Municipal Bonds and Municipal Bonds held by the Fund, the issuer of the relevant Policy will be liable only for those payments of interest and principal that are then due and owing. The Policies will not guarantee the market value of the insured New York Municipal Bonds and Municipal Bonds or the value of the shares of the Fund.

     The insurer will not have the right to withdraw coverage on securities insured by their Policies and held by the Fund so long as such securities remain in the Fund's portfolio. In addition, the insurer may not cancel its Policies for any reason except failure to pay premiums when due. The Board of Directors of the Fund will reserve the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such policy are not justified by the expense involved.

     The premiums for the Policies are paid by the Fund and the yield on the Fund's portfolio is reduced thereby. The Investment Adviser estimates that the cost of the annual premiums for the Policies currently ranges from approximately
 .02 of 1% to .15 of 1% of the principal amount of the New York Municipal Bonds and Municipal Bonds covered by such Policies. The estimate is based on the expected composition of the Fund's portfolio of New York Municipal Bonds and Municipal Bonds. In instances in which the Fund purchases New York Municipal Bonds and Municipal Bonds insured under policies obtained by parties other than the Fund, the Fund does not pay the premiums for such policies; rather, the cost of such policies may be reflected in the purchase price of the New York Municipal Bonds and Municipal Bonds.

     It is the intention of the Investment Adviser to retain any insured securities that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities which are not in default. In certain circumstances, however, the Investment Adviser may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. The Investment Adviser will be unable to manage the portfolio to the extent it holds defaulted securities, which may limit its ability in certain circumstances to purchase other New York Municipal Bonds and Municipal Bonds. See "Net Asset Value" in the statement of additional information for a more complete description of the Fund's method of valuing defaulted securities and securities that have a significant risk of default.

     There can be no assurance that insurance with the terms and issued by insurance carriers meeting the criteria described above will continue to be available to the Fund. In the event the Board of Directors determines that such insurance is unavailable or that the cost of such insurance outweighs the benefits to the Fund, the Fund may modify the criteria for insurance carriers or the terms of the insurance, or may discontinue its policy of maintaining insurance for all or any of the New York Municipal Bonds and Municipal Bonds held in the Fund's portfolio. Although the Investment Adviser periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under the circumstances.

     The portfolio insurance reduces financial or credit risk (i.e., the possibility that the owners of the insured New York Municipal Bonds or Municipal Bonds will not receive timely scheduled payments of principal or interest). However, the insured New York Municipal Bonds or Municipal Bonds are subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates and other market conditions).

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL BONDS


     The Fund ordinarily will invest at least 80% of its total assets in New York Municipal Bonds, and therefore it is more susceptible to factors adversely affecting issuers of New York Municipal Bonds than is a municipal bond mutual fund that is not concentrated in issuers of New York Municipal Bonds to this degree. As of June 18, 1999, Moody's, S&P and Fitch rated New York City's general obligation bonds A3, A-, and A, respectively. As of June 15, 1999, Moody's and S&P rated New York State's outstanding general obligation bonds A2 and A, respectively. Because the Fund's portfolio will comprise investment grade securities, the Fund is expected to be insulated from the market and credit risks that may exist in connection with investments in non-investment grade New York Municipal Bonds. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation changing the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the

Municipal Bonds or the New York Municipal Bonds in which the Fund invests. The Investment Adviser does not believe that the current economic conditions in New York will have a significant adverse effect on the Fund's ability to invest prudently in New York Municipal Bonds. For a discussion of economic and other conditions in the State of New York, see Appendix A, "Economic and Other Conditions in New York" to the statement of additional information.


OTHER INVESTMENT POLICIES

     The Fund has adopted certain other policies as set forth below:

     Borrowings. The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock or for temporary, extraordinary or emergency purposes. Borrowings by the Fund (commonly known, as with the issuance of preferred stock, as "leveraging") create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

     When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell New York Municipal Bonds and Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment, and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

     Indexed and Inverse Floating Obligations. The Fund may invest in New York Municipal Bonds and Municipal Bonds yielding a return based on a particular index of value or interest rates. For example, the Fund may invest in New York Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain New York Municipal Bonds and Municipal Bonds also may be based on the value of an index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such New York Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase in the secondary market synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or limitations on the extent to which the interest rate may vary. The Investment Adviser believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Fund that allows the Investment Adviser to vary the degree of investment leverage relatively efficiently under different market conditions.

     Call Rights. The Fund may purchase a New York Municipal Bond or Municipal Bond issuer's right to call all or a portion of such New York Municipal Bond or Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related New York Municipal Bonds or Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related New York Municipal Bond or Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related New York Municipal Bond or Municipal Bond is identical to holding a New York Municipal Bond or Municipal Bond as a non-callable security.

     Repurchase Agreements. The Fund may invest in New York Municipal Bonds, Municipal Bonds and U.S. Government securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

     In general, for Federal, New York State and New York City income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

OPTIONS AND FUTURES TRANSACTIONS


     The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the common stock, the net asset value of the common stock will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. For so long as the AMPS are rated by Moody's and S&P, the Fund's use of options and financial futures contracts will be subject to the limitations described under "Rating Agency Guidelines" herein and in the statement of additional information. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Fund has no obligation to enter into hedging transactions and may choose not to do so.

     Certain Federal income tax requirements may limit the Fund's ability to engage in hedging transactions. Gains from transactions in options and futures contracts distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders. See
"Taxes -- Tax Treatment of Options and Futures Transactions" in the statement of additional information. In addition, in order to obtain ratings of the preferred stock from one or more nationally recognized statistical rating organizations ("NRSROs"), the Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of such rating organizations.

     For a description of the options and futures transactions in which the Fund may engage, limitations on the Fund's use of such transactions and risks associated with these transactions, see "Investment Objective and Policies -- Options and Futures Transactions" in the statement of additional information. The investment policies with respect to the hedging transactions of the Fund are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund's shareholders.

                              DESCRIPTION OF AMPS

GENERAL

     Certain of the capitalized terms used herein are defined in the Glossary that appears at the back of this prospectus.


     The AMPS will be shares of preferred stock that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive Dividend Periods. After the Initial Dividend Period, each Subsequent Dividend Period for the shares of AMPS generally will be a 7-Day Dividend Period; provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of shares of AMPS may participate in Auctions therefor, although, except in the case of a Special Dividend Period, Beneficial Owners desiring to continue to hold all of their shares of AMPS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "The Auction" herein and in the statement of additional information.


     The following is a brief description of the terms of the shares of AMPS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Articles of Incorporation and Articles Supplementary, including the provisions thereof establishing the AMPS. The Fund's Articles of Incorporation and the form of Articles Supplementary establishing the terms of the AMPS have been filed as exhibits to the Registration Statement of which this prospectus is a part.

DIVIDENDS


     General. The holders of shares of AMPS will be entitled to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "Determination of Dividend Rate," payable on the respective dates set forth below. Dividends on the shares of AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the Common Stock, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Fund's investments. Generally, dividends on shares of AMPS, to the extent that they are derived from interest paid on Municipal Bonds, will be exempt from Federal income taxes, subject to possible application of the alternative minimum tax. See "Taxes" in the statement of additional information.



     Dividends on the shares of AMPS will accumulate from the date on which the Fund originally issues the shares of AMPS (the "Date of Original Issue") and will be payable on the dates described below. Dividends on shares of AMPS with respect to the Initial Dividend Period shall be payable on the Initial Dividend Payment Date. Following the Initial Dividend Payment Date for the shares of AMPS, dividends on the shares of AMPS will be payable, at the option of the Fund, either (i) with respect to any 7-Day Dividend Period and any Short Term Dividend Period of 35 or fewer days, on the day next succeeding the last day thereof or (ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Thus, following the Initial Dividend Payment Date for the shares of AMPS, dividends generally will be payable (in the case of Dividend Periods which are not Special Dividend Periods) on each succeeding Friday. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Directors shall fix the Dividend Payment Date. The Board of Directors by resolution prior to authorization of a dividend by the Board of Directors may change a Dividend Payment Date if such change does not adversely affect the contract rights of the holders of shares of AMPS set forth in the Charter. The Initial Dividend Period, 7-Day Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as "Dividend Periods." Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."


     Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

     Each dividend will be paid to the record holder of the AMPS, which holder is expected to be the nominee of the Securities Depository. See "The
Auction -- Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on shares of AMPS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares of AMPS.


     Holders of shares of AMPS will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under "Additional Dividends" and "Non-Payment Period; Late Charge." No interest will be payable in respect of any dividend payment or payments on the shares of AMPS which may be in arrears.


     The amount of cash dividends per share of AMPS payable (if declared) on the Initial Dividend Payment Date, each Dividend Payment Date of each 7-Day Dividend Period and each Dividend Payment Date of each Short Term Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of AMPS payable (if declared) on any Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.



     Notification of Dividend Period. With respect to each Dividend Period that is a Special Dividend Period, the Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for the shares of AMPS will be a number of days (other than seven), evenly divisible by seven, and not fewer than seven nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to redemptions, and any Additional Dividends payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the AMPS and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the AMPS. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine whether, given the factors set forth below, it is advisable that the Fund issue a Notice of

Special Dividend Period for a series of AMPS as contemplated by such Request for Special Dividend Period and the Optional Redemption Price of the AMPS during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In the event the Response indicates that it is advisable that the Fund give a notice of a Special Dividend Period for the AMPS, the Fund, by no later than the second Business Day prior to such Auction Date may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer. See "Description of AMPS --
Dividends -- Notification of Dividend Period" in the statement of additional information for a detailed description of these procedures.


     Determination of Dividend Rate. The dividend rate on shares of AMPS during the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date (the "Initial Dividend Period") will be the rate per annum set forth above under "Offering Summary." Commencing on the Initial Dividend Payment Date for AMPS, the Applicable Rate on the shares of such series of AMPS for each Subsequent Dividend Period, which Subsequent Dividend Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. The Initial Dividend Period and Subsequent Dividend Period for AMPS is referred to herein as a "Dividend Period." Cash dividends shall be calculated as set forth above under "Dividends -- General."



     Restrictions on Dividends and Other Payments. Under the 1940 Act, the Fund may not declare dividends or make other distributions on shares of Common Stock or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding shares of AMPS would be less than 200% (or such other percentage as in the future may be required by law). The Fund estimates that, based on the composition of its portfolio at July 23, 1999, asset coverage with respect to shares of AMPS would be approximately 249% immediately after the issuance of the shares of AMPS offered hereby. Under the Code, the Fund, among other things, must distribute at least 90% of its investment company taxable income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, distributions and purchases under certain circumstances may impair the Fund's ability to maintain such qualification. See "Taxes" in the statement of additional information.


     Upon any failure to pay dividends on shares of AMPS for two years or more, the holders of the shares of AMPS will acquire certain additional voting rights. See "Voting Rights" below. Such rights shall be the exclusive remedy of the holders of shares of AMPS upon any failure to pay dividends on shares of the Fund.

     Additional Dividends. If the Fund retroactively allocates any net capital gains or other income subject to regular Federal income taxes to shares of AMPS without having given advance notice thereof to the Auction Agent as described under "The Auction -- Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends" below, which may only happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of AMPS or the liquidation of the Fund (the amount of such allocation referred to herein as a "Retroactive Taxable Allocation"), the Fund, within 90 days (and generally within 60 days) after the end of the Fund's fiscal year for which a Retroactive Taxable Allocation is made, will provide notice thereof to the Auction Agent and to each holder of shares (initially Cede as nominee of the Securities Depository) during such fiscal year at such holder's address as the same appears or last appeared on the stock books of the Fund. The Fund, within 30 days after such notice is given to the Auction Agent, will pay to the Auction Agent (who then will distribute to such holders of shares of AMPS), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend (as defined below) with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question. See "Taxes" in the statement of additional information.

     An "Additional Dividend" means payment to a present or former holder of shares of AMPS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such holder with respect to the fiscal year in question, would cause such holder's dividends in dollars (after Federal, New York State and New York City income tax consequences) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividend to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Retroactive Taxable Allocations had been excludable from the gross income of such holder. Such Additional Dividend shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no holder of shares of AMPS is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of shares of AMPS at the greater of: (a) the maximum combined marginal regular Federal, New York State and New York City individual income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (including any surtax); or (b) the maximum combined marginal regular Federal, New York State and New York City corporate income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (taking into account in both (a) and (b) the Federal income tax deductibility of state taxes paid or incurred but not any phase out of, or provision limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets and assuming the taxability of Federally tax-exempt dividends to corporations for New York State and New York City income tax purposes). Although the Fund generally intends to designate any Additional Dividend as an exempt-interest dividend to the extent permitted by applicable law, it is possible that all or a portion of any Additional Dividend will be taxable to the recipient thereof. See "Taxes -- Tax Treatment of Additional Dividends" in the statement of additional information. The Fund will not pay a further Additional Dividend with respect to any taxable portion of an Additional Dividend.

     If the Fund does not give advance notice of the amount of taxable income to be included in a dividend on shares of AMPS in the related Auction, the Fund may include such taxable income in a dividend on shares of AMPS if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend and notifies the Auction Agent of such inclusion at least five days prior to the applicable Dividend Payment Date. See "The Auction -- Auction
Procedures -- Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends" below.

ASSET MAINTENANCE

     The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Articles Supplementary. These requirements are summarized below.

     1940 Act AMPS Asset Coverage. The Fund will be required under the Articles Supplementary to maintain, with respect to shares of AMPS, as of the last Business Day of each month in which any shares of AMPS are outstanding, asset coverage of at least 200% with respect to senior securities which are stock, including the shares of AMPS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of paying dividends on its common stock) ("1940 Act AMPS Asset Coverage"). If the Fund fails to maintain 1940 Act AMPS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. See "Redemption" below.

     The 1940 Act AMPS Asset Coverage immediately following the issuance of AMPS offered hereby (after giving effect to the deduction of the sales load and offering expenses for the shares of AMPS) will be computed as follows:


    Value of Fund assets less                  96,972,497
   liabilities not constituting               -----------
        senior securities           =         $$39,000,000   =          249%
  -----------------------------
        Senior securities
    representing indebtedness
  plus liquidation value of the
           shares of AMPS


     AMPS Basic Maintenance Amount. So long as shares of AMPS are outstanding, the Fund will be required under the Articles Supplementary to maintain as of each Business Day (a "Valuation Date") S&P Eligible Assets and Moody's Eligible Assets each having in the aggregate a Discounted Value at least equal to the AMPS Basic Maintenance Amount. The AMPS Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of AMPS then outstanding and (ii) certain accrued and projected payment obligations of the Fund. See "Description of AMPS -- Asset Maintenance -- AMPS Basic Maintenance Amount" in the statement of additional information. If the Fund fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the sixth Business Day after such Valuation Date (the "AMPS Basic Maintenance Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to reattain a Discounted Value at least equal to the AMPS Basic Maintenance Amount on or prior to the AMPS Basic Maintenance Cure Date. See "Redemption" herein and in the statement of additional information.

REDEMPTION


     Optional Redemption. To the extent permitted under the 1940 Act and under Maryland law, upon giving a Notice of Redemption, as provided in the statement of additional information, the Fund, at its option, may redeem shares of AMPS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no share of AMPS may be redeemed at the option of the Fund during (a) the Initial Dividend Period with respect to the shares of AMPS or (b) a Non-Call Period to which such share is subject. "Optional Redemption Price" means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period. In addition, holders of AMPS may be entitled to receive Additional Dividends in the event of redemption of such AMPS to the extent provided herein. See "Dividends -- Additional Dividends" above. The Fund has the authority to redeem the AMPS for any reason and may redeem all or part of the outstanding shares of AMPS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of common stock for any significant period of time than that obtainable if the Common Stock were unleveraged.


     Mandatory Redemption. The Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, shares of AMPS to the extent permitted under the 1940 Act and Maryland law, on a date fixed by the Board of Directors, if the Fund fails to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or to satisfy the 1940 Act AMPS Asset Coverage and such failure is not cured on or before the AMPS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. In addition, holders of AMPS may be entitled to receive Additional Dividends in the event of redemption of such AMPS to the extent provided herein. See "Dividends -- Additional Dividends" above.

     For a discussion of the allocation procedures to be used if fewer than all of the outstanding AMPS are to be redeemed and for a discussion of other redemption procedures, see "Description of AMPS -- Redemption" in the statement of additional information.

LIQUIDATION RIGHTS


     Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of shares of AMPS will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any shares of common stock or any other capital stock of the Fund ranking junior in right of payment upon liquidation of AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payments except for any Additional Dividends. If such assets of the Fund shall be insufficient to make the full liquidation payment on the outstanding shares of AMPS and liquidation payments on any other outstanding class or series of preferred stock of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of AMPS will not be entitled to any further participation in any distribution of assets by the Fund except for any Additional Dividends. A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.


VOTING RIGHTS

     Except as otherwise indicated in this prospectus and the statement of additional information and except as otherwise required by applicable law, holders of shares of AMPS will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of common stock as a single class.


     The 1940 Act and the Articles Supplementary require that the holders of preferred stock, including the AMPS, voting as a separate class, have the rights to elect two of the Fund's Directors at all times and to elect a majority of the Directors at any time that two full years' dividends on the AMPS are unpaid. The holders of AMPS will vote as a separate class or classes on certain other matters as required under the Articles Supplementary, the 1940 Act and Maryland law. See "Description of AMPS -- Voting Rights" in the statement of additional information.


                                  THE AUCTION

GENERAL


     Holders of the shares of AMPS will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period (generally a period of seven days subject to certain exceptions set forth under "Description of AMPS -- Dividends -- General") at the rate per annum equal to the Applicable Rate for each such Dividend Period.



     The provisions of the Articles Supplementary establishing the terms of the shares of AMPS offered hereby will provide that the Applicable Rate for the shares of AMPS for each Dividend Period after the Initial Dividend Period therefor will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the auction procedures set forth in the Articles Supplementary (the "Auction Procedures") in which persons determine to hold or offer to purchase or sell shares of AMPS. The Auction Procedures are attached as Appendix E to the statement of additional information.


     Each periodic operation of such procedures with respect to the shares of AMPS is referred to hereinafter as an "Auction." If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on shares of AMPS or the redemption price of shares of AMPS of such series called for redemption, the Applicable Rate for shares of AMPS will be determined as set forth under "Description of AMPS -- Dividends -- Non-Payment Period; Late Charge" in the statement of additional information.


     Auction Agent Agreement. The Fund will enter into an agreement (the "Auction Agent Agreement") with IBJ Whitehall Bank & Trust Company (together with any successor bank or trust company or other entity entering into a similar agreement with this Fund, the "Auction Agent"), which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for the AMPS. The Fund will pay the Auction Agent compensation for its services under the Auction Agent Agreement.

     Broker-Dealer Agreements. The Auction Agent will enter into agreements with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Goldman, Sachs & Co., Lehman Government Securities Incorporated and Salomon Smith Barney Inc. and may enter into similar agreements (collectively, the "Broker-Dealer Agreements") with one or more other broker-dealers (collectively, the "Broker-Dealers") selected by the Fund, which provide for the participation of such Broker-Dealers in Auctions. Merrill Lynch is an affiliate of the Investment Adviser in that they share a common parent, ML & Co.


     Securities Depository. The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the shares of AMPS. One or more registered certificates for all of the shares of AMPS initially will be registered in the name of Cede, as nominee of the Securities Depository. The certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of AMPS contained in the Articles Supplementary. Cede initially will be the holder of record of all shares of AMPS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of shares of AMPS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of AMPS will be duly made by making payments to the nominee of the Securities Depository.


AUCTION PROCEDURES


     The following is a brief discussion of the procedures to be used in conducting Auctions. This summary is qualified by reference to the Auction Procedures set forth in Appendix E to the statement of additional information. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix D to the statement of additional information.



     Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends. An Auction to determine the Applicable Rate for the shares of AMPS offered hereby for each Dividend Period (other than the Initial Dividend Period therefor) will be held on the first Business Day (as hereinafter defined) preceding the first day of such Dividend Period, which first day is also the Dividend Payment Date for the preceding Dividend Period (the date of each Auction being referred to herein as an "Auction Date"). "Business Day" means a day on which the New

York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York are authorized or obligated by law to close. Auctions for shares of AMPS for Dividend Periods after the Initial Dividend Period normally will be held every Thursday after the preceding Dividend Payment Date, and each subsequent Dividend Period normally will begin on the following Friday (also a Dividend Payment Date). The Auction Date and the first day of the related Dividend Period (both of which must be Business Days) need not be consecutive calendar days. For example, in most cases, if the Thursday that normally would be an Auction Date for AMPS is not a Business Day, then such Auction Date will be the preceding Wednesday and the first day of the related Dividend Period will continue to be the following Friday. See "Description of AMPS -- Dividends" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.


     Except as noted below, whenever the Fund intends to include any net capital gains or other income subject to regular Federal income taxes in any dividend on shares of AMPS, the Fund will notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, in turn it will notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its customers who are Beneficial Owners and Potential Beneficial Owners believed to be interested in submitting an Order in the Auction to be held on such Auction Date. The Fund also may include such income in a dividend on shares of AMPS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend; provided that the Fund will notify the Auction Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. See "Description of AMPS -- Dividends -- Additional Dividends" above.

     Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders. On or prior to each Auction Date:

     (a) each Beneficial Owner may submit to its Broker-Dealer by telephone a:

          (i) Hold Order -- indicating the number of outstanding shares, if any, of AMPS that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Dividend Period for such shares;

          (ii) Bid -- indicating the number of outstanding shares, if any, of AMPS that such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

          (iii) Sell Order -- indicating the number of outstanding shares, if any, of AMPS that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Dividend Period for such shares; and

     (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of shares of AMPS to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of shares of AMPS which they offer to purchase provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rates per annum specified in such Bids.

     The communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer and the communication by a Broker-Dealer, whether or not acting for its own account, to the Auction Agent of the foregoing information is hereinafter referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

     In an Auction, a Beneficial Owner may submit different types of Orders with respect to shares of AMPS then held by such Beneficial Owner, as well as Bids for additional shares of AMPS. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "Submission of Orders by Broker-Dealers to Auction Agent" below.

     The Maximum Applicable Rate for shares of AMPS will be the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.

     The Maximum Applicable Rate for shares of AMPS will depend on the credit rating or ratings assigned to such shares. The Applicable Percentage will be determined based on (i) the lower of the credit rating or ratings assigned on such date to such shares by Moody's and S&P (or if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) and (ii) whether the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of AMPS as follows:

           CREDIT RATING
------------------------------------   APPLICABLE
REFERENCE RATE --  REFERENCE RATE --  PERCENTAGE OF
 NO NOTIFICATION     NOTIFICATION        MOODY'S           S&P
-----------------  -----------------  -------------   -------------
"aa3" or higher    AA- or Higher           110%            150%
"a3" or "a1"       A- to A                 125%            160%
"baa3" to "baa1"   BBB- to BBB+            150%            250%
Below "baa3"       Below BBB-              200%            275%

     There is no minimum Applicable Rate in respect of any Dividend Period.

     The Fund will take all reasonable action necessary to enable S&P and Moody's to provide a rating for the AMPS. If either S&P or Moody's, or both, shall not make such a rating available, the Underwriter or its affiliates and successors, after consultation with the Fund, will select another nationally recognized statistical rating organization (a "Substitute Rating Agency") or two other nationally recognized statistical rating organizations ("Substitute Rating Agencies") to act as a Substitute Rating Agency or Substitute Rating Agencies, as the case may be.

     Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares."

     Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing.

     A Broker-Dealer also may hold AMPS in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any AMPS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of AMPS held by it, as described in the next paragraph. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "Submission of Orders by Broker-Dealers to Auction Agent." Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "Notification of Results; Settlement" below.

     If one or more Orders covering in the aggregate all of the outstanding shares of AMPS held by a Beneficial Owner are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Beneficial Owner or otherwise, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period of 28 days or more) and a Sell Order (in the case of an Auction relating to a Special Dividend Period of 28 days or more) to have been submitted on behalf of such Beneficial Owner covering the number of outstanding shares of AMPS held by such Beneficial Owner and not subject to Orders submitted to the Auction Agent.

     If all of the outstanding shares of AMPS are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all shares of AMPS will be 40% of the Reference Rate on the date of the applicable Auction (or 60% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the

Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of AMPS).

     For the purposes of an Auction, shares of AMPS for which the Fund shall have given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at the Fund's custodian bank for the benefit of the Auction Agent, as set forth under "Description of AMPS -- Redemption" in the statement of additional information, will not be considered as outstanding and will not be included in such Auction. Pursuant to the Articles Supplementary of the Fund, the Fund will be prohibited from reissuing and its affiliates (other than the Underwriter) will be prohibited from transferring (other than to the Fund) any shares of AMPS they may acquire. Neither the Fund nor any affiliate of the Fund (other than the Underwriter) may submit an Order in any Auction, except that an affiliate of the Fund that is a Broker-Dealer may submit an Order.

     Submission of Orders by Broker-Dealers to Auction Agent. Prior to 1:00 p.m., Eastern time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the shares of AMPS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

     If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (.001) of 1%.

     If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding shares of AMPS held by such Existing Holder, such Orders will be considered valid in the following order of priority:

          (i) any Hold Order will be considered valid up to and including the number of outstanding shares of AMPS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of shares of AMPS subject to such Hold Orders exceeds the number of outstanding shares of AMPS held by such Existing Holder, the number of shares of AMPS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding shares of AMPS held by such Existing Holder;

          (ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of outstanding shares of AMPS subject to any Hold Order referred to in clause
     (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause
     (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (ii) shall be treated as the subject of a Bid by a Potential Holder; and

          (iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the sum of the number of shares of AMPS subject to Hold Orders referred to in clause (i) above and the number of shares of AMPS subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of shares of AMPS subject to such Sell Orders is greater than such excess, the number of shares of AMPS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of shares of AMPS equal to such excess.

     If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of shares of AMPS therein specified.

     Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding shares of AMPS over the number of outstanding shares of AMPS subject to Submitted Hold Orders (such excess being referred to as the "Available AMPS") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding shares of AMPS that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable Rate).

     If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the Available AMPS. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for all shares of AMPS then outstanding.

     If Sufficient Clearing Bids have not been made (other than because all outstanding shares of AMPS are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period, and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate. If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, shares of AMPS subject to such Submitted Sell Orders. See

"Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares." Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.

     Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Based on the determinations described under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures with the result that Existing Holders and Potential Holders of AMPS will sell, continue to hold and/or purchase shares of AMPS as set forth below. Existing Holders that submit or are deemed to have submitted Hold Orders will continue to hold the shares of AMPS subject to such Hold Orders.

     If Sufficient Clearing Bids have been made:

          (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Winning Bid Rate or a Submitted Sell Order will sell the outstanding shares of AMPS subject to such Submitted Bid or Submitted Sell Order;

          (b) each Existing Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bid;

          (c) each Potential Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will purchase the number of shares of AMPS subject to such Submitted Bid;

          (d) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bids, unless the number of outstanding shares of AMPS subject to all such Submitted Bids of Existing Holders is greater than the excess of the Available AMPS over the number of shares of AMPS accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will sell a number of outstanding shares of AMPS determined on a pro rata basis based on the number of outstanding shares of AMPS subject to all such Submitted Bids of such Existing Holders; and

          (e) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will purchase any Available AMPS not accounted for in clause (b), (c) or (d) above on a pro rata basis based on the shares of AMPS subject to all such Submitted Bids of Potential Holders.

     If Sufficient Clearing Bids have not been made (other than because all outstanding shares of AMPS are the subject of Submitted Hold Orders):

          (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bid;

          (b) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will purchase the number of shares of AMPS subject to such Submitted Bid; and

          (c) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Maximum Applicable Rate or a Submitted Sell Order will sell a number of outstanding shares of AMPS determined on a pro rata basis based on the outstanding shares of AMPS subject to all such Submitted Bids and Submitted Sell Orders.

     If as a result of the Auction Procedures described above any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of AMPS, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will round up or down the number of shares of AMPS being sold or purchased on such Auction Date so that each share sold or purchased by each Existing Holder or Potential Holder will be a whole share of AMPS. If any Potential Holder would be entitled or required to purchase less than a whole share of AMPS, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will allocate shares of AMPS for purchase among Potential Holders so that only whole shares of AMPS are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of AMPS.

     Notification of Results; Settlement. The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related shares of AMPS by telephone at approximately 3:00 P.M., Eastern time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling shares of AMPS as a result of the Auction and will advise each customer purchasing or selling shares of AMPS to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling shares of AMPS as a result of an Auction shall fail to instruct its Agent Member to deliver such shares, the Broker-Dealer that submitted such customer's Bid or Sell Order will instruct such Agent Member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a Hold Order in an Auction on behalf of a customer also will advise such customer of the Applicable Rate for the next Dividend Period for the AMPS. The Auction Agent will record each transfer of shares of AMPS on the record book of Existing Holders to be maintained by the Auction Agent.

     In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of shares of AMPS as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to AMPS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for shares of AMPS are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

     If any Existing Holder selling shares of AMPS in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased shares of AMPS in such Auction may deliver to such person a number of whole shares of AMPS that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares of AMPS to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of shares will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of a Potential Beneficial Owner, Beneficial Owner or their respective Agent Members to deliver shares of AMPS or to pay for shares of AMPS purchased or sold pursuant to an Auction or otherwise.

BROKER-DEALERS

     General. The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of any series of AMPS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

     Fees. The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of shares of AMPS placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Dividend Period shall be payable at the annual rate of 0.25% of the purchase price of the shares of AMPS placed by such Broker-Dealer in any such Auction and (ii) for any Special Dividend Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, shares of AMPS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.

     Secondary Trading Market. The Broker-Dealers intend to maintain a secondary trading market in the AMPS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The AMPS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long-Term Dividend Period, likely will have an adverse effect on the secondary market price of the AMPS, and a selling shareholder may sell AMPS between Auctions at a price per share of less than $25,000.

                            RATING AGENCY GUIDELINES

     Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this prospectus.

     The Fund intends that, so long as shares of AMPS are outstanding, the composition of its portfolio will reflect guidelines established by Moody's and S&P in connection with the Fund's receipt of a rating for such shares on or prior to their Date of Original Issue of at least "aaa" from Moody's and AAA from S&P. Moody's and S&P, which are NRSROs, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines described below have been developed by Moody's and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but have been adopted by the Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above-described ratings for shares of AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. See "Description of AMPS -- Asset Maintenance" herein and in the statement of additional information.

     The Fund intends to maintain a Discounted Value for its portfolio at least equal to the AMPS Basic Maintenance Amount. Moody's and S&P each has established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio.

     Upon any failure to maintain the required Discounted Value, the Fund will seek to alter the composition of its portfolio to reattain a Discounted Value at least equal to the AMPS Basic Maintenance Amount on or prior to the AMPS Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, shares of AMPS will be subject to redemption. See "Description of AMPS -- Asset Maintenance" and "Description of AMPS -- Redemption" herein and in the statement of additional information.

     The Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of AMPS, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary, the Board of Directors, without shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Directors has obtained written confirmation from Moody's and S&P that any such change would not impair the ratings then assigned by Moody's and S&P to the AMPS.

     As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the AMPS are not recommendations to purchase, hold or sell shares of AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines described above address the likelihood that a holder of shares of AMPS will be able to sell such shares in an Auction. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Stock has not been rated by a nationally recognized statistical rating organization.

     For additional information concerning the Moody's and S&P ratings guidelines, see "Rating Agency Guidelines" in the statement of additional information.

                INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS


     The Investment Adviser, which is owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."), a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and management services. The Asset Management Group of ML & Co. (which includes the Investment Adviser) acts as the investment adviser to more than 100 other registered investment companies and offers investment advisory services to individuals and institutional accounts. As of June 1999, the Asset Management Group had a total of approximately $516 billion in investment company and other portfolio assets under management (approximately $36 billion of which were invested in municipal securities). This amount includes assets managed for certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


     The Investment Advisory Agreement provides that, subject to the supervision of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

     The Investment Adviser provides the portfolio management for the Fund. Such portfolio management will consider analyses from various sources (including brokerage firms with which the Fund does business), make the necessary investment decisions, and place orders for transactions accordingly. The Investment Adviser will also be responsible for the performance of certain administrative and management services for the Fund. Robert A. DiMella and Roberto W. Roffo are the portfolio managers of the Fund and are primarily responsible for the Fund's day-to-day management.

     For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Fund will pay a monthly fee at an annual rate of 0.55 of 1% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund, including proceeds from the issuance of shares of preferred stock, minus the sum of accrued liabilities of the Fund and accumulated dividends on the shares of preferred stock). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

     The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, if any, stock certificates and shareholder reports, charges of the custodian and the transfer and dividend disbursing agent and registrar, fees and expenses with respect to the issuance of preferred stock, Securities and Exchange Commission fees, fees and expenses of non-interested Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services.

                                     TAXES

     In general, dividends on the AMPS will be exempt from Federal income tax in the hands of holders of such AMPS, subject to the possible application of the Federal alternative minimum tax. However, the Fund is required to allocate net capital gains and other taxable income, if any, proportionately among the common stock and AMPS in accordance with the current position of the Internal Revenue Service ("IRS") described under the heading "Taxes" in the statement of additional information. The Fund may notify the Auction Agent of the amount of any net capital gains or other anticipated taxable income to be included in any dividend on the AMPS prior to the Auction establishing the Applicable Dividend Rate for such dividend. The Auction Agent will in turn notify holders of the AMPS and prospective purchasers. The amount of taxable income allocable to AMPS will depend upon the amount of such income realized by the Fund and cannot be determined with certainty prior to the end of the Fund's fiscal year, but it is not generally expected to be significant.

     The portion of exempt-interest dividends paid from interest received by the Fund from New York Municipal Bonds also will be exempt from New York State and New York City personal income taxes. However, exempt-interest dividends paid to a corporate shareholder subject to New

York State corporation franchise tax and New York City general corporation tax will not be exempt from New York taxation. Shareholders subject to income taxation by states other than New York will realize a lower after-tax rate of return than New York shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states.

     Generally, within 60 days after the end of the Fund's taxable year, the Fund will tell you the amount of exempt-interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable as long-term capital gains to you regardless of how long you have held your shares. The tax treatment of distributions from the Fund is the same whether you choose to receive distributions in cash or to have them reinvested in shares of the Fund.

     If the Fund makes a Retroactive Taxable Allocation, it will pay Additional Dividends to holders of AMPS who are subject to the Retroactive Taxable Allocation. See "Description of AMPS -- Dividends -- Additional Dividends." The Federal income tax consequences of Additional Dividends under existing law are uncertain. The Fund intends to treat a holder as receiving a dividend distribution in the amount of any Additional Dividend only as and when such Additional Dividend is paid. An Additional Dividend generally will be designated by the Fund as an exempt-interest dividend except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Dividend is a taxable dividend either in the taxable year for which the Retroactive Taxable Allocation is made or in the taxable year in which the Additional Dividend is paid.

     Because the Fund may from time to time invest a substantial portion of its portfolio in municipal securities bearing income that is taxable under the Federal alternative minimum tax, the Fund would not ordinarily be a suitable investment for investors who are subject to the alternative minimum tax.

     If at any time when AMPS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See "Description of AMPS -- Restrictions on Dividends and Other Payments." This may prevent the Fund from meeting certain distribution requirements for qualification as a regulated investment company ("RIC"). Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may, and under certain circumstances will be required to, redeem AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. See "Description of AMPS -- Redemption." There can be no assurance, however, that any such action would achieve such objectives.

     By law, the Fund must withhold 31% of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. For more information regarding the tax treatment of an investment in AMPS, see "Taxes" in the statement of additional information.

     Shareholders are urged to consult their tax advisers regarding the availability of any exemptions from state or local taxes and with specific questions as to Federal, foreign, state or local taxes.

                          DESCRIPTION OF CAPITAL STOCK


     The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares were initially classified as common stock. The Board of Directors is authorized, however, to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. In this regard, the Board of Directors has reclassified 1,560 shares of unissued common stock as AMPS. For a description of the shares of AMPS, see "Description of AMPS" herein and in the statement of additional information.



     The following table shows the amount of (i) capital stock authorized, (ii) capital stock held by the Fund for its own account and (iii) capital stock outstanding for each class of authorized securities of the Fund as of July 23, 1999.



                                                         AMOUNT HELD
                                                           BY FUND          AMOUNT OUTSTANDING
                                             AMOUNT      FOR ITS OWN   (EXCLUSIVE OF AMOUNT HELD BY
             TITLE OF CLASS                AUTHORIZED      ACCOUNT      FUND FOR ITS OWN ACCOUNT)
             --------------                -----------   -----------   ----------------------------
Common Stock.............................  199,998,440       -0-                3,906,667
Auction Market Preferred Stock...........        1,560       -0-                      -0-


COMMON STOCK

     Holders of common stock are entitled to share equally in dividends declared by the Board of Directors payable to holders of common stock and in the net assets of the Fund available for distribution to holders of common stock after payment of the preferential amounts payable to holders of any outstanding preferred stock. Neither holders of common stock nor holders of preferred stock have pre-emptive or conversion rights and shares of common stock are not redeemable. The outstanding shares of common stock are fully paid and non-assessable.

     Holders of common stock are entitled to one vote for each share held and will vote with the holders of any outstanding shares of AMPS or other preferred stock on each matter submitted to a vote of holders of common stock, except as described under "Description of AMPS -- Voting Rights" herein and in the statement of additional information.

     Shareholders are entitled to one vote for each share held. The shares of common stock, AMPS and any other preferred stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of common stock, AMPS and any other preferred stock voting for the election of Directors can elect all of the Directors standing for election by such holders, and, in such event, the holders of the remaining shares of common stock, AMPS and any other preferred stock will not be able to elect any of such Directors.

     So long as any shares of AMPS or any other preferred stock are outstanding, holders of common stock will not be entitled to receive any dividends of or other distributions from the Fund unless all accumulated dividends on outstanding shares of AMPS and any other preferred stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such AMPS and any other preferred stock would be at least 200% after giving effect to such distributions. See

"Description of AMPS -- Restrictions on Dividends and Other Payments" herein and in the statement of additional information.

     The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.


     The shares of common stock will commence trading on the American Stock Exchange on August 2, 1999. At July 23, 1999, the net asset value per share of common stock was $14.95.


PREFERRED STOCK

     Under the Articles Supplementary, the Fund is authorized to issue an aggregate of 2,000 shares of AMPS. See "Description of AMPS." Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred stock as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of common stock nor holders of preferred stock have pre-emptive rights to purchase any shares of AMPS or any other preferred stock that might be issued. It is anticipated that the net asset value per share of the AMPS will equal its original purchase price per share plus accumulated dividends per share.

CERTAIN PROVISIONS OF THE CHARTER

     The Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A director may be removed from office with or without cause but only by vote of the holders of at least 66 2/3% of the votes entitled to be voted on the matter. A director elected by all of the holders of capital stock may be removed only by action of such holders, and a director elected by the holders of AMPS and any other preferred stock may be removed only by action of AMPS and any other preferred stock.

     In addition, the Charter requires the favorable vote of the holders of at least 66 2/3% of the Fund's outstanding shares of capital stock, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

     - a merger or consolidation or statutory share exchange of the Fund with any other corporation,

     - a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), or

     - a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of all of the votes entitled to be cast by shareholders of the Fund, voting as a single class, is required. Such approval, adoption or authorization of the foregoing would also require the favorable vote of at least a majority of the Fund's shares of preferred stock then entitled to be voted, including the AMPS, voting as a separate class.

     In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of the Fund's outstanding shares of capital stock (including the AMPS and any other preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the total number of Directors fixed in accordance with the by-laws), and, the affirmative vote of at least a majority of outstanding shares of preferred stock of the Fund (including the AMPS), voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption. Conversion to an open-end investment company would also require redemption of all outstanding shares of preferred stock (including the AMPS) and would require changes in certain of the Fund's investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

     The Board of Directors has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Charter on file with the Commission for the full text of these provisions.

                                   CUSTODIAN


     The Fund's securities and cash are held under a custody agreement with State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.


                                  UNDERWRITING


     Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") has agreed, subject to the terms and conditions of a Purchase Agreement with the Fund and the Investment Adviser, to purchase from the Fund all of the shares of AMPS offered hereby. The Underwriter is committed to purchase all of such shares if any are purchased.


     The Underwriter has advised the Fund that it proposes initially to offer the shares of AMPS to the public at the public offering price set forth on the cover page of this prospectus, and to certain dealers at such price less a
concession not in excess of $     per share. The Underwriter may allow, and such
dealers may reallow, a discount not in excess of $     per share to other
dealers. After the initial public offering, the public offering price, concession and discount may be changed. The sales
load of $     per share is equal to      % of the initial public offering price.
Investors must pay for any AMPS purchased in the initial public offering on or
before August   , 1999.


     The Underwriter will act in Auctions as a Broker-Dealer as set forth under "The Auction -- General -- Broker-Dealer Agreements" and will be entitled to fees for services as a Broker-Dealer as set forth under "The
Auction -- Broker-Dealers". The Underwriter also may provide information to be used in ascertaining the Reference Rate.

     The Fund anticipates that the Underwriter from time to time may act as a broker in connection with the execution of the Fund's portfolio transactions. The Fund has obtained exemptive orders permitting it to engage in certain principal transactions with the Underwriter involving high quality, short-term, tax-exempt securities, subject to certain conditions. See "Investment Restrictions" and "Portfolio Transactions" in the statement of additional information.

     The Underwriter is an affiliate of the Investment Adviser.

     The Fund and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities including liabilities under the Securities Act of 1933, as amended.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR


     The transfer agent, dividend disbursing agent and registrar for the shares of AMPS will be IBJ Whitehall Bank & Trust Company, One State Street, New York, New York 10004. The transfer agent, dividend disbursing agent and shareholder servicing agent for the shares of Common Stock is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.


                                 LEGAL OPINIONS

     Certain legal matters in connection with the AMPS offered hereby will be passed upon for the Fund and the Underwriter by Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557.

                                    EXPERTS


     The statement of assets, liabilities and capital of the Fund as of June 16, 1999 included in the statement of additional information has been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, and on their authority as experts in auditing and accounting. The selection of independent auditors is subject to ratification by shareholders of the Fund.


                                YEAR 2000 ISSUES

     Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Investment Adviser or other Fund service providers do not properly address this problem before

January 1, 2000. The Investment Adviser expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Investment Adviser that they also expect to resolve the Year 2000 Problem, and the Investment Adviser will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Fund invests, and this could hurt the Fund's investment returns.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


Investment Objective and Policies...........................    3
Investment Restrictions.....................................    7
Description of AMPS.........................................    8
The Auction.................................................   16
Rating Agency Guidelines....................................   17
Directors and Officers......................................   25
Investment Advisory and Management Arrangements.............   27
Portfolio Transactions......................................   28
Taxes.......................................................   29
Net Asset Value.............................................   33
Additional Information......................................   33
Independent Auditors' Report................................   35
Statement of Assets, Liabilities and Capital................   36
Schedule of Investments (Unaudited).........................   37
Statement of Assets, Liabilities and Capital (Unaudited)....   39
Notes to Financial Statements (Unaudited)...................   40
Appendix A -- Economic and Other Conditions in New York.....  A-1
Appendix B -- Ratings of Municipal Bonds....................  B-1
Appendix C -- Portfolio Insurance...........................  C-1
Appendix D -- Settlement Procedures.........................  D-1
Appendix E -- Auction Procedures............................  E-1

                                    GLOSSARY

     "AA" (AA) Composite Commercial Paper Rate," on any Valuation Date, means
(i) the Interest Equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or "Aa" by Moody's or the equivalent of such rating by another nationally recognized statistical rating organization, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its successors that are Commercial Paper Dealers, to the Auction Agent for the close of business on the Business Day immediately preceding such date. If one of the Commercial Paper Dealers does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by the Commercial Paper Dealer. If the number of Dividend Period days shall be (i) 7 or more but fewer than 49 days, such rate shall be the Interest Equivalent of the 30-day rate on such commercial paper; (ii) 49 or more but fewer than 70 days, such rate shall be the Interest Equivalent of the 60-day rate on such commercial paper; (iii) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the Interest Equivalent of the 60-day and 90-day rates on such commercial paper; (iv) 85 or more days but fewer than 99 days, such rate shall be the Interest Equivalent of the 90-day rate on such commercial paper; (v) 99 or more days but fewer than 120 days, such rate shall be the arithmetic average of the Interest Equivalent of the 90-day and 120-day rates on such commercial paper; (vi) 120 or more days but fewer than 141 days, such rate shall be the Interest Equivalent of the 120-day rate on such commercial paper; (vii) 141 or more days but fewer than 162 days, such rate shall be the arithmetic average of the Interest Equivalent of the 120-day and 180-day rates on such commercial paper; and (viii) 162 or more days but fewer than 183 days, such rate shall be the Interest Equivalent of the 180-day rate on such commercial paper.


     "Additional Dividend" has the meaning set forth on page 20 of this prospectus.


     "Agent Member" means the member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more shares of AMPS or on behalf of a Potential Beneficial Owner.


     "AMPS" means the Auction Market Preferred Stock, Series A with a par value of $.10 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Fund.


     "AMPS Basic Maintenance Amount" has the meaning set forth on page 21 of this prospectus.

     "AMPS Basic Maintenance Cure Date" has the meaning set forth on page 21 of this prospectus.


     "AMPS Basic Maintenance Report" has the meaning set forth on page 13 of the statement of additional information.

     "Anticipation Notes" means the following New York Municipal Bonds: revenue anticipation notes, tax anticipation notes, tax and revenue anticipation notes, grant anticipation notes and bond anticipation notes.

     "Applicable Percentage" has the meaning set forth on page 26 of this prospectus.

     "Applicable Rate" means the rate per annum at which cash dividends are payable on shares of AMPS for any Dividend Period.

     "Articles Supplementary" means the Articles Supplementary of the Fund specifying the powers, preferences and rights of the shares of AMPS.

     "Auction" means a periodic operation of the Auction Procedures.

     "Auction Agent" means IBJ Whitehall Bank & Trust Company unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Directors of the Fund or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS.

     "Auction Agent Agreement" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

     "Auction Date" has the meaning set forth on page 24 of this prospectus.

     "Auction Procedures" means the procedures for conducting Auctions set forth in Appendix E to the statement of additional information.

     "Available AMPS" has the meaning set forth on page 29 of this prospectus.

     "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of shares of AMPS or a Broker-Dealer that holds AMPS for its own account.

     "Bid" has the meaning set forth on page 25 of this prospectus.


     "Bidder" has the meaning set forth on page 26 of this prospectus.


     "Board of Directors" or "Board" means the Board of Directors of the Fund.

     "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

     "Broker-Dealer Agreement" means an agreement entered into between the Auction Agent and a Broker-Dealer, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

     "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York are authorized or obligated by law to close.

     "Cede" means Cede & Co., the nominee of DTC, and in whose name the shares of AMPS initially will be registered.

     "Charter" means the Articles of Incorporation, as amended and supplemented (including the Articles Supplementary), of the Fund.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commercial Paper Dealers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other commercial paper dealer or dealers as the Fund from time to time may appoint or, in lieu thereof, their respective affiliates and successors.

     "Common stock" means the common stock, par value $.10 per share, of the Fund.

     "Date of Original Issue" means, with respect to each share of AMPS, the date on which such share first is issued by the Fund.

     "Deposit Securities" means cash and New York Municipal Bonds and Municipal Bonds rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

     "Discount Factor" means a Moody's Discount Factor or an S&P Discount Factor, as the case may be.

     "Discounted Value" of any asset of the Fund means (i) with respect to an S&P Eligible Asset, the quotient of the market value thereof divided by the applicable S&P Discount Factor and (ii) with respect to a Moody's Eligible Asset, the lower of par and the quotient of the market value thereof divided by the applicable Moody's Discount Factor.

     "Dividend Payment Date" has the meaning set forth on page 17 of this prospectus.


     "Dividend Periods" has the meaning set forth on page 17 of this prospectus.


     "DTC" means The Depository Trust Company.

     "Eligible Assets" means Moody's Eligible Assets or S&P Eligible Assets, as the case may be.

     "Existing Holder" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of shares of AMPS in the records of the Auction Agent.

     "Fitch" means Fitch IBCA, Inc. or its successors.


     "Forward Commitments" has the meaning set forth on page 24 of the statement of additional information.


     "Fund" means MuniHoldings New York Insured Fund IV, Inc., a Maryland corporation that is the issuer of the AMPS.

     "Hold Order" has the meaning set forth on page 25 of this prospectus.


     "Initial Dividend Payment Date" means the first Dividend Payment Date for the AMPS.

     "Initial Dividend Period" means the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date for the AMPS.


     "Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a financial futures contract.

     "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

     "Investment Adviser" means Fund Asset Management, L.P.

     "IRS" means the United States Internal Revenue Service.

     "Long Term Dividend Period" means a dividend period of one year or more but not greater than five years.


     "Mandatory Redemption Price" has the meaning set forth on page 22 of this prospectus.


     "Marginal Tax Rate" means the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate, whichever is greater.


     "Maximum Applicable Rate" has the meaning set forth on page 3 of this prospectus.


     "Maximum Potential Additional Dividend Liability" has the meaning set forth on page 12 of the statement of additional information.

     "Moody's" means Moody's Investors Service, Inc. or its successors.


     "Moody's Discount Factor" has the meaning set forth on page 21 of the statement of additional information.



     "Moody's Eligible Assets" has the meaning set forth on page 20 of the statement of additional information.


     "Moody's Exposure Period" means a period that is the same length or longer than the number of days used in calculating the cash dividend component of the AMPS Basic Maintenance Amount and initially shall be the period commencing on and including a given Valuation Date and ending 48 days thereafter.


     "Moody's Hedging Transactions" has the meaning set forth on page 23 of the statement of additional information.

     "Moody's Volatility Factor" means 272% as long as there has been no increase enacted to the Marginal Tax Rate. If such an increase is enacted but not yet implemented, the Moody's Volatility Factor shall be as follows:

         % CHANGE IN              MOODY'S
      MARGINAL TAX RATE      VOLATILITY FACTOR
      -----------------      -----------------
  m 5%.....................         292%
  > 5% but m 10%...........         313%
  > 10% but m 15%..........         338%
  > 15% but m 20%..........         364%
  > 20% but m 25%..........         396%
  > 25% but m 30%..........         432%
  > 30% but m 35%..........         472%
  > 35% but m 40%..........         520%

     Notwithstanding the foregoing, the Moody's Volatility Factor may mean such other potential dividend rate increase factor as Moody's advises the Fund in writing is applicable.


     "Municipal Bonds" has the meaning set forth on page 9 of this prospectus.



     "Municipal Index" has the meaning set forth on page 19-20 of the statement of additional information.



     "New York Municipal Bonds" has the meaning set forth on page 9 of this prospectus.


     "1940 Act" means the Investment Company Act of 1940, as amended from time to time.


     "1940 Act AMPS Asset Coverage" has the meaning set forth on page 21 of this prospectus.



     "1940 Act Cure Date" has the meaning set forth on page 21 of this prospectus.


     "Non-Call Period" has the meaning set forth under "Specific Redemption Provisions" below.


     "Non-Payment Period" has the meaning set forth on page 10 of the statement of additional information.



     "Non-Payment Period Rate" has the meaning set forth on page 11 of the statement of additional information.



     "Notice of Revocation" has the meaning set forth on page 10 of the statement of additional information.



     "Notice of Special Dividend Period" has the meaning set forth on page 18-19 of this prospectus.



     "Optional Redemption Price" has the meaning set forth on page 22 of this prospectus.



     "Order" has the meaning set forth on page 26 of this prospectus.


     "Policy" means an insurance policy purchased by the Fund which guarantees the payment of principal and interest on specified New York Municipal Bonds or Municipal Bonds during the period in which such New York Municipal Bonds or Municipal Bonds are owned by the Fund; provided, however, that, as long as the AMPS are rated by Moody's and S&P, the Fund will not obtain any Policy unless Moody's and S&P advise the Fund in writing that the purchase of such Policy will not adversely affect their then-current rating on the AMPS.

     "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of AMPS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of AMPS.

     "Potential Holder" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring shares of AMPS (or, in the case of an Existing Holder, additional shares of AMPS).

     "Preferred stock" means preferred stock, par value $.10 per share, of the Fund.

     "Premium Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

     "Receivables for New York Municipal Bonds Sold," for purposes of determining S&P Eligible Assets, has the meaning set forth on page 17 of the statement of additional information.


     "Receivables for New York Municipal Bonds or Municipal Bonds Sold," for purposes of determining Moody's Eligible Assets, has the meaning set forth on page 21 of the statement of additional information.


     "Reference Rate" means: (i) with respect to a Dividend Period or a Short Term Dividend Period having 28 or fewer days, the higher of the applicable "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short Term Municipal Bond Rate, (ii) with respect to any Short Term Dividend Period, having more than 28 but fewer than 183 days, the applicable "AA" Composite Commercial Paper Rate, (iii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iv) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate.

     "Request for Special Dividend Period" has the meaning set forth on page 18 of this prospectus.


     "Response" has the meaning set forth on page 19 of this prospectus.



     "Retroactive Taxable Allocation" has the meaning set forth on page 19-20 of this prospectus.


     "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors.


     "S&P Discount Factor" has the meaning set forth on page 17 of the statement of additional information.



     "S&P Eligible Assets" has the meaning set forth on page 17 of the statement of additional information.


     "S&P Exposure Period" means the maximum period of time following a Valuation Date, including the Valuation Date and the AMPS Basic Maintenance Cure Date, that the Fund has under the Articles Supplementary to cure any failure to maintain, as of such Valuation Date, a Discounted Value for its portfolio at least equal to the AMPS Basic Maintenance Amount.

     "S&P Hedging Transactions" has the meaning set forth on page 19-20 of the statement of additional information.


     "S&P Volatility Factor" means 277% or such other potential dividend rate increase factor as S&P advises the Fund in writing is applicable.

     "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with shares of AMPS.

     "Sell Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

     "7-Day Dividend Period" means a Dividend Period consisting of seven days.

     "Short Term Dividend Period" means a dividend period the number of days in which are evenly divisible by seven, and not fewer than seven days nor more than 364 days.


     "Special Dividend Period" has the meaning set forth on page 16 of this prospectus.


     "Specific Redemption Provisions" means, with respect to a Special Dividend Period, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Directors of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the shares of AMPS subject to such Dividend Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Directors of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the shares of AMPS subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Directors of the Fund after consultation with the Auction Agent and the Broker-Dealers.


     "Submission Deadline" has the meaning set forth on page 28 of this prospectus.



     "Submitted Bid" has the meaning set forth on page 29 of this prospectus.



     "Submitted Hold Order" has the meaning set forth on page 29 of this prospectus.


     "Submitted Order" has the meaning set forth on page 29 of this prospectus.


     "Submitted Sell Order" has the meaning set forth on page 29 of this prospectus.


     "Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.

     "Substitute Rating Agency" and "Substitute Rating Agencies" shall mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated, or its respective affiliates and successors, after consultation with the Fund, to act as a substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the AMPS.

     "Sufficient Clearing Bids" has the meaning set forth on page 29 of this prospectus.

     "Taxable Equivalent of the Short-Term Municipal Bond Rate" on any date means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny

S&P 30-day High Grade Index (the "Kenny Index"), or any successor index made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., Eastern time, on such date by Kenny Information Systems Inc. or any successor thereto, based upon 30-day yield evaluations at par of bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a) (5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by
(B) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 A.M., Eastern time, on such date by Kenny Information Systems Inc. or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal). The Fund may not utilize a successor index to the Kenny Index unless Moody's and S&P provide the Fund with written confirmation that the use of such successor index will not adversely affect the then-current respective Moody's and S&P ratings of the AMPS.


     "Treasury Bonds" has the meaning set forth on page 20 of the statement of additional information.


     "U.S. Treasury Bill Rate" on any date means (i) the Interest Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York in its Composite 3:30 P.M. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date. "Alternate Treasury Bill Rate" on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

     "U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 P.M. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

     "Valuation Date" has the meaning set forth on page 21 of this prospectus.

     "Variation Margin" means, in connection with an outstanding financial futures contract owned or sold by the Fund, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such financial futures contract fluctuates.

     "Winning Bid Rate" has the meaning set forth on page 29 of this prospectus.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                  $39,000,000

                  MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.


                   AUCTION MARKET PREFERRED STOCK ["AMPS(R)"]



                             1,560 SHARES, SERIES A


                             ---------------------


                                   PROSPECTUS


                             ---------------------

                              MERRILL LYNCH & CO.


                                AUGUST   , 1999



(R) Registered trademark of Merrill Lynch & Co., Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.





                             SUBJECT TO COMPLETION


      PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED JULY 28, 1999


STATEMENT OF ADDITIONAL INFORMATION


                                  $39,000,000


                  MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.


                   AUCTION MARKET PREFERRED STOCK ["AMPS(R)"]
                             1,560 SHARES, SERIES A
                    LIQUIDATION PREFERENCE $25,000 PER SHARE


                            ------------------------

     MuniHoldings New York Insured Fund IV, Inc. (the "Fund") is a recently organized, non-diversified, closed-end management investment company that seeks to provide shareholders with current income exempt from Federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its objective by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New York State and New York City personal income taxes. The Fund intends to invest in municipal obligations that are rated investment grade or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Under normal circumstances, at least 80% of the Fund's assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. There can be no assurance that the Fund's investment objective will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies."

                            ------------------------

     Certain capitalized terms not otherwise defined in this statement of additional information have the meaning provided in the Glossary included as part of the prospectus.


     This statement of additional information is not a prospectus, but should be read in conjunction with the prospectus of the Fund which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling (800) 637-3863. The prospectus is incorporated by reference into this statement of additional information, and this statement of additional information is incorporated by reference into the prospectus.

---------------

(R) Registered trademark of Merrill Lynch & Co., Inc.

                            ------------------------

                              MERRILL LYNCH & CO.
                            ------------------------


    The date of this statement of additional information is August  , 1999.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


                                                              PAGE
                                                              ----
Investment Objective and Policies...........................    3
Investment Restrictions.....................................    7
Description of AMPS.........................................    8
The Auction.................................................   16
Rating Agency Guidelines....................................   17
Directors and Officers......................................   25
Investment Advisory and Management Arrangements.............   27
Portfolio Transactions......................................   28
Taxes.......................................................   29
Net Asset Value.............................................   33
Additional Information......................................   33
Independent Auditors' Report................................   35
Statement of Assets, Liabilities and Capital................   36
Schedule of Investments (Unaudited).........................   37
Statement of Assets, Liabilities and Capital (Unaudited)....   39
Notes to Financial Statements (Unaudited)...................   40
Appendix A -- Economic and Other Conditions in New York.....  A-1
Appendix B -- Ratings of Municipal Bonds....................  B-1
Appendix C -- Portfolio Insurance...........................  C-1
Appendix D -- Settlement Procedures.........................  D-1
Appendix E -- Auction Procedures............................  E-1

                       INVESTMENT OBJECTIVE AND POLICIES


     The Fund's investment objective is to provide shareholders with current income exempt from Federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities, and other qualifying issuers, each of which pays interest which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New York State and New York City personal income taxes ("New York Municipal Bonds"). The Fund intends to invest substantially all (at least 80%) of its assets in New York Municipal Bonds, except at times when the Fund's investment adviser, Fund Asset Management, L.P. (the "Investment Adviser"), considers that New York Municipal Bonds of sufficient quality and quantity are unavailable for investment at suitable prices by the Fund. To the extent the Investment Adviser considers that suitable New York Municipal Bonds are not available for investment, the Fund may purchase other long-term municipal obligations exempt from Federal income tax but not New York State and New York City personal income taxes ("Municipal Bonds"). The Fund will maintain at least 65% of its assets in New York Municipal Bonds and at least 80% of its assets in New York Municipal Bonds and Municipal Bonds, except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities and during temporary defensive periods. Under normal circumstances, at least 80% of the Fund's assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. The Fund's investment objective is a fundamental policy that may not be changed without a vote of a majority of the Fund's outstanding voting securities, as defined below under "Investment Restrictions." There can be no assurance that the investment objective of the Fund will be realized. At times the Fund may seek to hedge its portfolio through the use of options and futures transactions to reduce volatility in the net asset value of its shares of common stock.


     The Fund ordinarily does not intend to realize significant interest income that is subject to Federal income tax and New York State and New York City personal income taxes. The Fund may invest all or a portion of its assets in certain tax-exempt securities classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a Federal alternative minimum tax.

     The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in New York Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term New York Municipal Bonds or Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. Non-Municipal Tax-Exempt Securities are considered "New York Municipal Bonds" or "Municipal Bonds" for purposes of the Fund's investment objective and policies.

DESCRIPTION OF NEW YORK MUNICIPAL BONDS AND MUNICIPAL BONDS


     New York Municipal Bonds and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, including, among other things, airports, public ports, mass commuting facilities, multi-family housing projects as well as facilities for water supply, gas, electricity, sewage or solid waste disposal. For purposes of this statement of additional information, such obligations are Municipal Bonds if the interest thereon is exempt from Federal income tax and are New York Municipal Bonds if the interest thereon is exempt from Federal income tax and exempt from New York State and New York City personal income taxes, even though such bonds may be industrial development bonds or PABs as discussed below. Also, for purposes of this statement of additional information, Non-Municipal Tax-Exempt Securities as discussed above will be considered New York Municipal Bonds or Municipal Bonds.


     The two principal classifications of New York Municipal Bonds and Municipal Bonds are "general obligation" bonds and "revenue" bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds or "IDBs." General obligation bonds (other than those of the State of New York which has limited taxing powers) are secured by the issuer's pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. PABs are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of principal and the payment of interest on revenue bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. New York Municipal Bonds and Municipal Bonds may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.


     The Fund may purchase New York Municipal Bonds and Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of "tax preference" for purposes of the Federal alternative minimum tax and may impact the overall tax liability of investors in the Fund. There is no limitation on the percentage of the Fund's assets that may be invested in New York Municipal Bonds and Municipal Bonds the interest on which is treated as an item of "tax preference" for purposes of the Federal alternative minimum tax. See "Taxes -- General."

     Also included within the general category of New York Municipal Bonds and Municipal Bonds are certificates of participation ("COPs") executed and delivered for the benefit of government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively referred to as "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the lease property, disposition of the property in the event of foreclosure might prove difficult.


     Federal tax legislation has limited and may continue to limit the types and volume of bonds the interest on which is excludable from income for Federal income tax purposes. Such legislation may affect the availability of New York Municipal Bonds and Municipal Bonds for investment by the Fund.


OPTIONS AND FUTURES TRANSACTIONS

     The following is a description of the options and futures transactions in which the Fund may engage, limitations on the Fund's use of such transactions and risks associated with these transactions. The investment policies with respect to the hedging transactions of the Fund are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund's shareholders.

     Writing Covered Call Options. The Fund may write (i.e., sell) covered call options with respect to New York Municipal Bonds and Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. The Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. The Fund may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

     The Fund will receive a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as a writer continues. Covered call options may serve as a partial hedge against a decline in the price of the underlying security. The Fund may engage in closing transactions in order to terminate outstanding options that it has written.

     Purchase of Options. The Fund may purchase put options in connection with its hedging activities. By buying a put the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities that it intends to purchase. The Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     Financial Futures Contracts and Options. The Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purpose of hedging its investments in New York Municipal Bonds and Municipal Bonds against declines in value and hedging against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based financial futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts.

     The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable.

     The Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging New York Municipal Bonds and Municipal Bonds which the Fund holds or anticipates purchasing against adverse changes in interest rates. The Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such financial futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

     Subject to policies adopted by the Board of Directors, the Fund also may engage in transactions in other financial futures contracts, such as financial futures contracts on other municipal bond indices that may become available, if the Investment Adviser should determine that there is normally sufficient correlation between the prices of such financial futures contracts and the New York Municipal Bonds and Municipal Bonds in which the Fund invests to make such hedging appropriate.

     Over-the-Counter Options. The Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets. In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter options transactions ("OTC options") are two-party contracts with prices and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     Restrictions on OTC Options. The Fund will engage in transactions in OTC options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Certain OTC options and assets used to cover OTC options written by the Fund may be considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

     Risk Factors in Options and Futures Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings, geographic compositions or other characteristics than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and New York Municipal Bonds and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

     Under regulations of the Commodity Futures Trading Commission (the "CFTC"), the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) for non-hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums entered into for non-hedging purposes does not exceed 5% of the market value of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When the Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

     Certain risks are involved in options and futures transactions. The Investment Adviser believes, however, that, because the Fund will engage in options and futures transactions only for hedging purposes, the Fund's options and futures portfolio strategies will not subject the Fund to those risks associated with speculation in options and futures transactions.

     The volume of trading in the exchange markets with respect to New York Municipal Bond or Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue to be available.

     The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Fund has an open position in an option or financial futures contract.

     The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges that limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

     If it is not possible to close a financial futures position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.


     The successful use of these transactions also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by the Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur. The Fund is not required to enter into hedging transactions and may choose not to do so.


                            INVESTMENT RESTRICTIONS


     The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of common stock and outstanding shares of AMPS and any other preferred stock, voting together as a single class, and the majority of the outstanding shares of AMPS and any other preferred stock, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock). The Fund may not:


          1. Make investments for the purpose of exercising control or management.

          2. Purchase or sell real estate, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interest therein, and the Fund may purchase and sell financial futures contracts and options thereon.

          3. Issue senior securities or borrow money except as permitted by
     Section 18 of the 1940 Act.

          4. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

          5. Make loans to other persons, except that the Fund may purchase New York Municipal Bonds, Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

          6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

     Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without shareholder approval, provide that the Fund may not:

          a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund,
     (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

          b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

          c. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

          d. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on New York Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell Call Rights to require mandatory tender for the purchase of related New York Municipal Bonds and Municipal Bonds.

     If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     For so long as shares of AMPS are rated by Moody's, the Fund will not change these additional investment restrictions unless it receives written confirmation from Moody's that engaging in such transactions would not impair the rating then assigned to the shares of AMPS by Moody's.

     The Fund has no intention to file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

     The Investment Adviser of the Fund and Merrill Lynch are owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. An exemptive order has been obtained that permits the Fund to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. The Fund may consider in the future requesting an order permitting other principal transactions with Merrill Lynch, but there can be no assurance that such application will be made and, if made, that such order would be granted.

                              DESCRIPTION OF AMPS

     Certain of the capitalized terms used herein are defined in the Glossary that appears at the back of the prospectus.


     The AMPS will be shares of preferred stock that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per year that may vary for the successive Dividend Periods. After the Initial Dividend Period, each Subsequent Dividend Period for the shares of AMPS generally will be a 7-Day Dividend Period; provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of shares of AMPS may participate in Auctions therefor, although, except in the case of a Special Dividend Period, Beneficial Owners desiring to continue to hold all of their shares of AMPS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see Appendix
E -- "Auction Procedures."



     Except as otherwise required by law or unless there is no Securities Depository, all outstanding shares of AMPS will be represented by one or more certificates registered in the name of the nominee of the Securities Depository (initially expected to be Cede), and no person acquiring shares of AMPS will be entitled to receive a certificate representing such shares. See Appendix
E -- "Auction Procedures." As a result, the nominee of the Securities Depository is expected to be the sole holder of record of the shares of AMPS. Accordingly, each purchaser of AMPS must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of shares of AMPS.



     When issued and sold, the shares of AMPS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and will be fully paid and non-assessable. See "Description of AMPS -- Liquidation Rights" in the prospectus. The shares of AMPS will not be convertible into shares of common stock or other capital stock of the Fund, and the holders thereof will have no preemptive rights. The shares of AMPS will not be subject to any sinking fund but will be subject to redemption at the option of the Fund at the Optional Redemption Price on any Dividend Payment Date (except during the Initial Dividend Period and during a Non-Call Period) and, under certain circumstances, will be subject to mandatory redemption by the Fund at the Mandatory Redemption Price stated in the prospectus. See "Description of AMPS -- Redemption" in the prospectus.


     In addition to serving as the Auction Agent in connection with the Auction Procedures described in the prospectus, IBJ Whitehall Bank & Trust Company will be the transfer agent, registrar, dividend disbursing agent and redemption agent for the shares of AMPS. The Auction Agent, however, will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions, and will not be responsible for any evaluation or verification of any matters certified to it.

     Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any shares of AMPS so long as the Fund is current in the payment of dividends on AMPS and on any other capital stock of the Fund ranking on a parity with the AMPS with respect to the payment of dividends or upon liquidation.

     The following supplements the description of the terms of the shares of AMPS set forth in the prospectus. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Charter and Articles Supplementary, including the provisions thereof establishing the AMPS. The Fund's Charter and the form of Articles Supplementary establishing the terms of the AMPS have been filed as exhibits to the Registration Statement of which this statement of additional information is a part.

DIVIDENDS


     General. The holders of shares of AMPS will be entitled to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "Determination of Dividend Rate," payable on the respective dates set forth below. Dividends on the shares of AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the common stock, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Fund's investments. Generally, dividends on shares of AMPS, to the extent that they are derived from interest paid on Municipal Bonds, will be exempt from Federal income taxes, subject to possible application of the alternative minimum tax. See "Taxes."


     Notification of Dividend Period. In determining whether the Fund should issue a Notice of Special Dividend for the shares of AMPS, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the AMPS, (iv) industry and financial conditions which may affect the AMPS, (v) the investment objective of the Fund and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the AMPS would remain or become beneficial holders. If the Broker-Dealers shall not give the Fund and the Auction Agent a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Fund give a Notice of Special Dividend Period for the AMPS, the Fund may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Fund give a Notice of Special Dividend Period for the AMPS, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund also shall provide a copy of such Notice of Special Dividend Period to Moody's and S&P. The Fund shall not give a Notice of Special Dividend Period, and, if such Notice of Special Dividend Period shall have been given already, shall give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if
(x) either the 1940 Act AMPS Asset Coverage is not satisfied or the Fund shall fail to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value at least equal to the AMPS Basic Maintenance Amount, in each case on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the AMPS with an equal dividend period), provided that, in calculating the aggregate Discounted Value of Moody's Eligible Assets for this purpose, the Moody's Exposure Period shall be deemed to be one week longer, (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealers jointly advise the Fund that, after consideration of the factors listed above, they have concluded that it is advisable to give a Notice of Revocation. The Fund also shall provide a copy of such Notice of Revocation to Moody's and S&P. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x), (y) or (z) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period for that series will be a 7-Day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in any Auction or an Auction is not held for any reason, the next succeeding Dividend Period will be a 7-Day Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period.


     Non-Payment Period; Late Charge. A Non-Payment Period will commence if the Fund fails to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, Eastern time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on shares of AMPS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, Eastern time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares (if declared) payable on such Dividend Payment Date or (B) on any redemption date for shares of AMPS called for redemption, the Mandatory Redemption Price per share of such AMPS or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, Eastern time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for the shares of AMPS will not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of shares of AMPS. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clause (ii) (A) or (ii) (B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period."



     The Applicable Rate for each Dividend Period for shares of AMPS, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of, and during, a Non-Payment Period shall be a 7-Day Dividend Period. Any dividend on shares of AMPS due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, Eastern time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, Eastern time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by
365. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any shares of AMPS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, Eastern time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, Eastern time, on the next Business Day.


     The Non-Payment Period Rate initially will be 200% of the applicable Reference Rate (or 275% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of AMPS), provided that the Board of Directors of the Fund shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Directors of the Fund determines and Moody's and S&P (and any Substitute Rating Agency in lieu of Moody's or S&P in the event either of such parties shall not rate the AMPS) advise the Fund in writing that such adjustment, modification, alteration or change will not adversely affect their then-current ratings on the AMPS.

     Restrictions on Dividends and Other Payments. For so long as any shares of AMPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common stock or other stock, if any, ranking junior to shares of AMPS as to dividends or upon liquidation) in respect of common stock or any other stock of the Fund ranking junior to or on a parity with shares of AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of common stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to AMPS as to dividends and upon liquidation) or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with AMPS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund would have S&P Eligible

Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount, and the 1940 Act AMPS Asset Coverage (see "Asset Maintenance" and "Redemption" below) would be satisfied, (B) full cumulative dividends on shares of AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, (C) any Additional Dividend required to be paid on or before the date of such declaration or payment has been paid and (D) the Fund has redeemed the full number of shares of AMPS required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

ASSET MAINTENANCE

     1940 Act AMPS Asset Coverage. The Fund will be required under the Articles Supplementary to maintain, with respect to shares of AMPS, as of the last Business Day of each month in which any shares of AMPS are outstanding, asset coverage of at least 200% with respect to senior securities which are stock, including the shares of AMPS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of paying dividends on its common stock) ("1940 Act AMPS Asset Coverage"). If the Fund fails to maintain 1940 Act AMPS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. See "Redemption" in the prospectus and below.

     AMPS Basic Maintenance Amount. So long as shares of AMPS are outstanding, the Fund will be required under the Articles Supplementary to maintain as of each Business Day (a "Valuation Date") S&P Eligible Assets and Moody's Eligible Assets each having in the aggregate a Discounted Value at least equal to the AMPS Basic Maintenance Amount. If the Fund fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the sixth Business Day after such Valuation Date (the "AMPS Basic Maintenance Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to reattain a Discounted Value at least equal to the AMPS Basic Maintenance Amount on or prior to the AMPS Basic Maintenance Cure Date. See "Redemption" in the prospectus and below.


     The AMPS Basic Maintenance Amount as of any Valuation Date is defined as the dollar amount equal to (i) the sum of (A) the product of the number of shares of AMPS outstanding on such Valuation Date multiplied by the sum of $25,000 and any applicable redemption premium attributable to the designation of a Premium Call Period; (B) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each share of AMPS outstanding to (but not including) the end of the current Dividend Period that follows such Valuation Date in the event the then-current Dividend Period will end within 49 calendar days of such Valuation Date or through the 49th day after such Valuation Date in the event the then-current Dividend Period for the shares of AMPS will not end within 49 calendar days of such Valuation Date; (C) in the event the then-current Dividend Period will end within 49 calendar days of such Valuation Date, the aggregate amount of cash dividends that would accumulate at the Maximum Applicable Rate applicable to a Dividend Period of 28 or fewer days on any shares of AMPS outstanding from the end of such Dividend Period through the 49th day after such Valuation Date, multiplied by the larger of the Moody's Volatility Factor and the S&P Volatility Factor determined from time to time by Moody's and S&P, respectively (except that if such Valuation Date occurs during a Non-Payment Period, the cash dividend for purposes of calculation would accumulate at the then-current Non-Payment Period Rate); (D) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date (including any premiums payable with respect to a Policy); (E) the amount of the Fund's Maximum Potential Additional Dividend Liability as of such Valuation Date; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i) (A) through (i) (E) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund pursuant to repurchase agreements, any amounts payable for New York Municipal Bonds or Municipal Bonds purchased as of such Valuation Date) less (ii) either
(A) the Discounted Value of any Fund assets, or (B) the face value of any of the Fund's assets if such assets mature prior to or on the date of redemption of AMPS or payment of a liability and are either securities issued or guaranteed by the United States Government or Deposit Securities, in both cases irrevocably deposited by the Fund for the payment of the amount needed to redeem shares of AMPS subject to redemption or to satisfy any of (i) (B) through (i) (F). For Moody's and S&P the Fund shall include as a liability an amount calculated semi-annually equal to 150% of the estimated cost of obtaining other insurance guaranteeing the timely payment of interest on a Moody's Eligible Asset or S&P Eligible Asset and principal thereof to maturity with respect to Moody's Eligible Assets and S&P Eligible Assets that (i) are covered by a Policy which provides the Fund with the option to obtain such other insurance and (ii) are discounted by a Moody's Discount Factor or S&P Discount Factor, as the case may be, determined by reference to the insurance claims-paying ability rating of the issuer of such Policy. For purposes of the foregoing, "Maximum Potential Additional Dividend Liability," as of any Valuation Date, means the aggregate amount of Additional Dividends that would be due if the Fund were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date and assuming such Additional Dividends are fully taxable.

     The Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with rating the AMPS. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factor relating to any asset of the Fund and the AMPS Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without shareholder approval, but only in the event the Fund receives written confirmation from S&P, Moody's and any Substitute Rating Agency that any such changes would not impair the ratings then assigned to the shares of AMPS by S&P or Moody's or any Substitute Rating Agency.


     On or before the third Business Day after a Valuation Date on which the Fund fails to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount, the Fund is required to deliver to the Auction Agent, Moody's and S&P a report with respect to the calculation of the AMPS Basic Maintenance Amount and the value of its portfolio holdings as of the date of such failure (an "AMPS Basic Maintenance Report"). Additionally, on or before the third Business Day after the first day of a Special Dividend Period, the Fund will deliver an AMPS Basic Maintenance Report to S&P and the Auction Agent. The Fund also will deliver an AMPS Basic Maintenance Report as of the twenty-fifth day of the last month of each fiscal quarter of the Fund (or, if such day is not a Business Day, the next succeeding Business Day) on or before the third Business Day after such day. Within ten Business Days after delivery of such report relating to the twenty-fifth day of the last month of each fiscal quarter of the Fund, the Fund will deliver a letter prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in its most recent AMPS Basic Maintenance Report. Also, on or before 5:00 p.m., Eastern time, on the first Business Day after shares of common stock are repurchased by the Fund, the Fund will complete and deliver to S&P and Moody's an AMPS Basic Maintenance Report as of the close of business on such date that common stock is repurchased. If any such letter prepared by the Fund's independent accountants shows that an error was made in the most recent AMPS Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund.


REDEMPTION

     Mandatory Redemption. The number of shares of AMPS to be redeemed will be equal to the lesser of (a) the minimum number of shares of AMPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other shares of the preferred stock subject to redemption or retirement, would result in the Fund having S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of AMPS then outstanding will be redeemed), and (b) the maximum number of shares of AMPS, together with all other shares of preferred stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of AMPS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed which would result in the Fund having S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, pro rata among shares of AMPS and other preferred stock subject to redemption pursuant to provisions similar to those set forth below; provided that, shares of AMPS which may not be redeemed at the option of the Fund due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Fund is required to effect such a mandatory redemption not later than 35 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of AMPS which are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to 35 days after such Cure Date, the Fund will redeem those shares of AMPS which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.


     Notice of Redemption. If shares of AMPS are to be redeemed, a notice of redemption will be mailed to each record holder of such shares of AMPS (initially Cede as nominee of the Securities Depository) and to the Auction Agent not less than 17 nor more than 60 days prior to the date fixed for the redemption thereof. Each notice of redemption will include a statement setting forth: (i) the redemption date, (ii) the aggregate number of shares of AMPS to be redeemed, (iii) the redemption price, (iv) the place or places where shares of AMPS are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed will cease to accumulate on such redemption date (except that holders may be entitled to Additional Dividends) and (vi) the provision of the Articles Supplementary pursuant to which such shares are being redeemed. The notice also will be published in The Wall Street Journal. No defect in the notice of redemption or in the mailing or publication thereof will affect the validity of the redemption proceedings, except as required by applicable law.



     In the event that less than all of the outstanding shares of AMPS are to be redeemed, the shares to be redeemed will be selected by lot or such other method as the Fund shall deem fair and equitable, and the results thereof will be communicated to the Auction Agent. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all shares of AMPS, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Existing Holder. Each Agent Member will determine the number of shares to be redeemed from the account of each Existing Holder for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Existing Holders without selecting for redemption any shares from the accounts of other Existing Holders. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares, the particular shares to be redeemed shall be selected by the Fund by lot or by such other method as the Fund shall deem fair and equitable.


     If the Fund gives notice of redemption, and concurrently or thereafter deposits in trust with the Auction Agent, or segregates in an account at the Fund's custodian bank for the benefit of the Auction Agent, Deposit Securities(with a right of substitution) having an aggregate Discounted Value (utilizing in the case of S&P and S&P Exposure Period of 22 Business Days) equal to the redemption payment for the shares of AMPS as to which notice of redemption has been given, with irrevocable instructions and authority to pay the redemption price to the record holders thereof, then upon the date of such deposit or, if no such deposit is made, upon such date fixed for redemption (unless the Fund shall default in making payment of the redemption price), all rights of the holders of such shares called for redemption will cease and terminate, except the right of such holders to receive the redemption price thereof and any Additional Dividends, but without interest, and such shares no longer will be deemed to be outstanding. The Fund will be entitled to receive, from time to time, the interest, if any, earned on such Deposit Securities deposited with the Auction Agent, and the holders of any shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed at the end of one year from such redemption date will be repaid, upon demand, to the Fund, after which the holders of the shares of AMPS of such series so called for redemption may look only to the Fund for payment thereof.

     So long as any shares of AMPS are held of record by the nominee of the Securities Depository (initially Cede), the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures now provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

     Notwithstanding the provisions for redemption described above, no shares of AMPS shall be subject to optional redemption (i) unless all dividends in arrears on the outstanding shares of AMPS, and all capital stock of the Fund ranking on a parity with the AMPS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and (ii) if redemption thereof would result in the Fund's failure to maintain Moody's Eligible Assets or S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.

VOTING RIGHTS

     In connection with the election of the Fund's directors, holders of shares of AMPS and any other preferred stock, voting as a separate class, shall be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of common stock and shares of AMPS and any other preferred stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of AMPS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of preferred stock are entitled, together with the holders of AMPS, to elect a majority of the directors of the Fund under the 1940 Act, then the number of directors constituting the Board of Directors automatically shall be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of AMPS and any other preferred stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of shares of AMPS and any other preferred stock, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of AMPS and any other preferred stock for all past Dividend Periods, the additional voting rights of the holders of shares of AMPS and any other preferred stock as described above shall cease, and the terms of office of all of the additional directors elected by the holders of shares of AMPS and any other preferred stock (but not of the directors with respect to whose election the holders of common stock were entitled to vote or the two directors the holders of shares of AMPS and any other preferred stock have the right to elect in any event) will terminate automatically.

     The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of AMPS and any other preferred stock, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to the AMPS or any other series of preferred stock with respect to the payment of dividends or the distribution of assets on liquidation, or (ii) amend, alter or repeal the provisions of the Articles of Incorporation, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Articles of Incorporation of holders of shares of AMPS or any other preferred stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Fund shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Articles of Incorporation of a holder of shares of a series of AMPS differently than those of a holder of shares of any other series of AMPS without the affirmative vote of at least a majority of votes entitled to be cast by holders of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Board of Directors, however, without shareholder approval, may amend, alter or repeal any or all of the various rating agency guidelines described herein in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to shares of AMPS. Unless a higher percentage is provided for under "Description of Capital Stock-Certain Provisions in the Articles of Incorporation" in the prospectus, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of AMPS and any other preferred stock, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objective and Policies." The class vote of holders of shares of AMPS and any other preferred stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of common stock and shares of AMPS and any other preferred stock, voting together as a single class, necessary to authorize the action in question.


     The foregoing voting provisions will not apply to any shares of AMPS if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been (i) redeemed or
(ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.


                                  THE AUCTION

AUCTION AGENT AGREEMENT

     The Auction Agent will act as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the Auction Agent Agreement, and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts. Pursuant to the Auction Agent Agreement, the Fund is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.

     The Auction Agent may terminate the Auction Agent Agreement upon notice to the Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agent Agreement. The Fund may terminate the Auction Agent Agreement, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.

BROKER-DEALER AGREEMENTS

     The Auctions require the participation of one or more broker-dealers. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the Broker-Dealer Agreement with Merrill Lynch may not be terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.

AUCTION PROCEDURES


     The Auction Procedures are set forth in Appendix E to this statement of additional information. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix D to this statement of additional information.


                            RATING AGENCY GUIDELINES

S&P AAA RATING GUIDELINES

     The Discounted Value of the Fund's S&P Eligible Assets is calculated on each Valuation Date. See "Description of AMPS -- Asset Maintenance -- AMPS Basic Maintenance Amount." S&P Eligible Assets include cash, Receivables for New York Municipal Bonds Sold (as defined below) and New York Municipal Bonds or Municipal Bonds eligible for consideration under S&P's current guidelines. For purposes of calculating the Discounted Value of the Fund's portfolio under current S&P guidelines, the fair market value of New York Municipal Bonds or Municipal Bonds eligible for consideration under such guidelines must be discounted by the applicable S&P Discount Factor set forth in the table below. The Discounted Value of a New York Municipal Bond or Municipal Bond eligible for consideration under S&P guidelines is the fair market value thereof divided by the S&P Discount Factor. The S&P Discount Factor used to discount a particular New York Municipal Bond or Municipal Bond will be determined by reference to
(a)(i) the rating by S&P, Moody's or Fitch on such Bond or (ii) in the event the New York Municipal Bond is insured under a Policy and the terms of the Policy permit the Fund, at its option, to obtain other permanent insurance guaranteeing the timely payment of interest on such New York Municipal Bond and principal thereof to maturity, the S&P insurance claims-paying ability rating of the issuer of the Policy or (iii) in the event the New York Municipal Bond is insured under an insurance policy which guarantees the timely payment of interest on such New York Municipal Bond and principal thereof to maturity, the S&P insurance claims-paying ability rating of the issuer of the insurance policy and (b) the S&P Exposure Period. The S&P Exposure Period is the maximum period of time following a Valuation Date, including the Valuation Date and the AMPS Basic Maintenance Cure Date, that the Fund has to cure any failure to maintain, as of such Valuation Date, a Discounted Value for its portfolio at least equal to the AMPS Basic Maintenance Amount.

     S&P Discount Factors applicable to New York Municipal Bonds for a range of S&P Exposure Periods are set forth below:

                                                          S&P DISCOUNT FACTORS RATING C
                                                          ------------------------------
                    EXPOSURE PERIOD                       AAA      AA        A       BBB
                    ---------------                       ---      ---      ---      ---
45 Business Days........................................  210%     215%     230%     270%
25 Business Days........................................  190      195      210      250
10 Business Days........................................  175      180      195      235
 7 Business Days........................................  170      175      190      230
 3 Business Days........................................  150      155      170      210

     Since the S&P Exposure Period currently applicable to the Fund is seven Business Days, the S&P Discount Factors currently applicable to Municipal Bonds eligible for consideration under S&P guidelines will be determined by reference to the factors set forth opposite the exposure period line entitled "7 Business Days." Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term New York Municipal Bonds will be 115%, so long as such New York Municipal Bonds are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable in 30 days or less, or 120% so long as such New York Municipal Bonds are rated A-1 or SP-1 by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such New York Municipal Bonds are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's or F-1+ by Fitch; provided, however, such short-term New York Municipal Bonds rated by Moody's or Fitch but not rated by S&P having a demand feature exercisable in 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution having a short-term rating of at least A-1+ from S&P; and further provided that such short-term New York Municipal Bonds rated by Moody's or Fitch but not rated by S&P may comprise no more than 50% of short-term New York Municipal Bonds that qualify as S&P Eligible Assets, (ii) the S&P Discount Factor for Receivables for New York Municipal Bonds Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the New York Municipal Bonds sold, and (iii) no S&P Discount Factor will be applied to cash or to Receivables for New York Municipal Bonds Sold if such receivables are due within five Business Days of such Valuation Date. "Receivables for New York Municipal Bonds Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for New York Municipal Bonds sold as of or prior to such Valuation Date. The Fund may adopt S&P Discount Factors for Municipal Bonds other than New York Municipal Bonds provided that S&P advises the Fund in writing that such action will not adversely affect its then current rating on the AMPS. For purposes of the foregoing, Anticipation Notes rated SP-1 or, if not rated by S&P, rated VMIG-1 by Moody's or F-1+ by Fitch, which do not mature or have a demand feature exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term New York Municipal Bonds.

     The S&P guidelines require certain minimum issue size and geographical diversification and impose other requirements for purposes of determining S&P Eligible Assets. In order to be considered S&P Eligible Assets, New York Municipal Bonds must:

          (i) be interest bearing and pay interest at least semi-annually;

          (ii) be payable with respect to principal and interest in U.S.
     dollars;

          (iii) be publicly rated BBB or higher by S&P or, except in the case of Anticipation Notes that are grant anticipation notes or bond anticipation notes, which must be rated by S&P to be included in S&P Eligible Assets, if not rated by S&P but rated by Moody's or Fitch, be rated at least A by Moody's or Fitch (provided that such Moody's-rated or Fitch-rated New York Municipal Bonds will be included in S&P Eligible Assets only to the extent the fair market value of such New York Municipal Bonds does not exceed 50% of the aggregate fair market value of the S&P Eligible Assets. For purposes of determining the S&P Discount Factors applicable to any such Moody's-rated or Fitch-rated New York Municipal Bonds, such New York Municipal Bonds will be deemed to have an S&P rating that is one full rating category lower than its Moody's rating or Fitch rating);

          (iv) not be subject to a covered call or covered put option written by the Fund;

          (v) except for inverse floating obligations, not be part of a private placement of Municipal Bonds; and

          (vi) except for inverse floating obligations, be part of an issue with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), be issued by an issuer with a total of at least $50 million of securities outstanding.

     Notwithstanding the foregoing:

          (i) New York Municipal Bonds of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the fair market value of such Bonds does not exceed 10% of the aggregate fair market value of the S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the fair market value of such New York Municipal Bonds exceeds 5% of the aggregate fair market value of the S&P Eligible Assets;

          (ii) New York Municipal Bonds of any one issue type category (as described below) will be considered S&P Eligible Assets only to the extent the market value of such New York Municipal Bonds does not exceed 25% of the aggregate market value of S&P Eligible Assets, except that New York Municipal Bonds falling within the utility issue type category will be broken down into three sub-categories (as described below) and such New York Municipal Bonds will be considered S&P Eligible Assets to the extent the market value of such New York Municipal Bonds in each such sub-category does not exceed 25% of the aggregate market value of S&P Eligible Assets, except that New York Municipal Bonds falling within the transportation issue type category will be broken down into two sub-categories (as described below) and such New York Municipal Bonds will be considered S&P Eligible Assets to the extent the market value of such Bonds in both sub-categories combined (as described below) does not exceed 40% of the aggregate market value of S&P Eligible Assets and except that New York Municipal Bonds falling within the general obligation issue type category will be considered S&P Eligible Assets to the extent the market value of such New York Municipal Bonds does not exceed 50% of the aggregate market value of S&P Eligible Assets. For purposes of the issue type category requirement described above, New York Municipal Bonds will be classified within one of the following categories: health care issues, housing issues, educational facilities issues, student loan issues, transportation issues, industrial development bond issues, utility issues, general obligation issues, lease obligations, escrowed bonds and other issues not falling within one of the aforementioned categories. The general obligation issue type category includes any issuer that is directly or indirectly guaranteed by the State of New York or its political subdivisions. Utility issuers are included in the general obligation issue type category if the issuer is directly or indirectly guaranteed by the State of New York or its political subdivisions. For purposes of the issue type category requirement described above, New York Municipal Bonds in the utility issue type category will be classified within one of the three following sub-categories: (1) electric, gas and combination issues (if the combination issue includes an electric issue),
     (2) water and sewer utilities and combination issues (if the combination issue does not include an electric issue), and (3) irrigation, resource recovery, solid waste and other utilities, provided that New York Municipal Bonds included in this sub-category (3) must be rated by S&P in order to be included in S&P Eligible Assets. For purposes of the issue type category requirement described above, New York Municipal Bonds in the transportation issue type category will be classified within one of the two following sub-categories: (1) streets and highways, toll roads, bridges and tunnels, airports and multi-purpose port authorities (multiple revenue streams generated by toll roads, airports, real estate, bridges) or (2) mass transit, parking, seaports and others. Exposure to transportation sub-category (1) in the preceding sentence is limited to 25% of the aggregate market value of S&P Eligible Assets, provided, however, exposure to transportation sub-category (2) in the preceding sentence can exceed the 25% limit to the extent that exposure to transportation sub-category (2) is reduced, for a total exposure up to and not exceeding 40% of the aggregate market value of S&P Eligible Assets for the transportation issue type category; and

          (iii) New York Municipal Bonds which are escrow bonds or defeased bonds may compose up to 100% of the aggregate market value of S&P Eligible Assets if such New York Municipal Bonds initially are assigned a rating by S&P in accordance with S&P's legal defeasance criteria or rerated by S&P as economic defeased escrow bonds and assigned an AAA rating. New York Municipal Bonds may be rated as escrow bonds by another nationally recognized rating agency or rerated as an escrow bond and assigned the equivalent of an S&P AAA rating, provided that such equivalent rated New York Municipal Bonds are limited to 50% of the aggregate market value of S&P Eligible Assets and are deemed to have an AA S&P rating for purposes of determining the S&P Discount Factor applicable to such New York Municipal Bonds. The limitations on New York Municipal Bonds of any one issuer in clause (i) above is not applicable to escrow bonds, however, economically defeased bonds that are either initially rated or rerated by S&P or another nationally recognized rating agency and assigned the same rating level as the issuer of the New York Municipal Bonds will remain in its original issue type category set forth in clause (ii) above. New York Municipal Bonds that are legally defeased and secured by securities issued or guaranteed by the United States Government are not required to meet the minimum issuance size requirement set forth above.

     The Fund may include Municipal Bonds other than New York Municipal Bonds as S&P Eligible Assets pursuant to guidelines and restrictions to be established by S&P, provided that S&P advises the Fund in writing that such action will not adversely affect its then-current rating on the AMPS.

     As discussed herein, the Fund may engage in options or futures transactions. For so long as any shares of AMPS are rated by S&P, the Fund will not purchase or sell financial futures contracts, write, purchase or sell options on financial futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the shares of AMPS by S&P, except that the Fund may purchase or sell financial futures contracts based on the Bond Buyer Municipal Bond Index (the

"Municipal Index") or United States Treasury Bonds or Notes ("Treasury Bonds") and write, purchase or sell put and call options on such contracts (collectively "S&P Hedging Transactions"), subject to the following limitations:

          (i) the Fund will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions that terminate a financial futures contract or option held by the Fund by the Fund's taking an opposite position thereto ("Closing Transactions")), that would cause the Fund at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding financial futures contracts based on the Municipal Index, (B) outstanding financial futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by $1,000 or (C) outstanding financial futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded financial futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

          (ii) the Fund will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold the lesser of (A) outstanding financial futures contracts based on Treasury Bonds exceeding in number 50% of the quotient of the fair market value of the Fund's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding financial futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded financial futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

          (iii) the Fund will engage in Closing Transactions to close out any outstanding financial futures contract that the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay Variation Margin on the second such Valuation Date;

          (iv) the Fund will engage in a Closing Transaction to close out any outstanding financial futures contract or option thereon in the month prior to the delivery month under the terms of such financial futures contract or option thereon unless the Fund holds the securities deliverable under such terms; and

          (v) when the Fund writes a financial futures contract or an option thereon, it will either maintain an amount of cash, cash equivalents or high grade (rated A or better by S&P) fixed-income securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Fund's broker with respect to such financial futures contract or option equals the fair market value of the financial futures contract or option, or, in the event the Fund writes a financial futures contract or option thereon that requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

     For purposes of determining whether the Fund has S&P Eligible Assets with a Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding financial futures contracts based on the Municipal Index that are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding financial futures contracts based on Treasury Bonds which contracts are owned by the Fund.

MOODY'S "aaa" RATING GUIDELINES

     The Discounted Value of the Fund's Moody's Eligible Assets is calculated on each Valuation Date. See "Description of AMPS -- Asset Maintenance -- AMPS Basic Maintenance Amount". Moody's Eligible Assets include cash, Receivables for New York Municipal Bonds or Municipal Bonds (as defined below), and New York Municipal Bonds or Municipal Bonds eligible for consideration under Moody's guidelines. For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of Municipal Bonds eligible for consideration under such guidelines must be discounted by the applicable Moody's Discount Factor set forth in the table below. The Discounted Value of a Municipal Bond eligible for consideration under Moody's guidelines is the lower of par and the quotient of the fair market value thereof divided by the Moody's Discount Factor. The Moody's Discount Factor used to discount a particular New York Municipal Bond or Municipal Bond will be determined by reference to (a) (i) the rating by Moody's or S&P on such Bond or (ii) in the event the Moody's Eligible Asset is insured under a Policy and the terms of the Policy permit the Fund, at its option, to obtain other insurance guaranteeing the timely payment of interest on such Moody's Eligible Asset and principal thereof to maturity, the Moody's insurance claims-paying ability rating of the issuer of the Policy or (iii) in the event the Moody's Eligible Asset is insured under an insurance policy which guarantees the timely payment of interest on such Moody's Eligible Asset and principal thereof to maturity, the Moody's insurance claims-paying ability rating of the issuer of the insurance policy (provided that for purposes of clauses (ii) and (iii) if the insurance claims-paying ability of an issuer of a Policy or insurance policy is not rated by Moody's but is rated by S&P, such issuer shall be deemed to have a Moody's insurance claims-paying ability rating which is two full categories lower than the S&P insurance claims-paying ability rating) and (b) the Moody's Exposure Period. Moody's Discount Factors for a range of Moody's Exposure Periods are set forth below:

                                                        MOODY'S DISCOUNT FACTORS RATING CATEGORY
                                            ----------------------------------------------------------------
         MOODY'S EXPOSURE PERIOD            Aaa(1)   Aa(1)   A(1)   Baa(1)   OTHER(2)   VMIG-1(3)   SP-1+(3)
         -----------------------            ------   -----   ----   ------   --------   ---------   --------
7 weeks or less...........................   151%     159%   168%    202%      229%        136%       148%
8 weeks or less but greater than seven
  weeks...................................   154      164    173     205       235         137        149
9 weeks or less but greater than eight
  weeks...................................   158      169    179     209       242         138        150

---------------
(1) Moody's rating.

(2) New York Municipal Bonds and Municipal Bonds not rated by Moody's but rated BBB or BBB+ by S&P.

(3) New York Municipal Bonds and Municipal Bonds rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody's, rated SP-1+ or A-1+ by S&P which do not mature or have a demand feature at par exercisable within the Moody's Exposure Period and which do not have a long-term rating. For the purposes of the definition of Moody's Eligible Assets, these securities will have an assumed rating of A by Moody's.

provided, however, in the event a Moody's Discount Factor applicable to a Moody's Eligible Asset is determined by reference to an insurance claims-paying ability rating in accordance with clause (a)(ii) or (a)(iii), such Moody's Discount Factor shall be increased by an amount equal to 50% of the difference between (a) the percentage set forth in the foregoing table under the applicable rating category and (b) the percentage set forth in the foregoing table under the rating category which is one category lower than the applicable rating category.

     Since the Moody's Exposure Period currently is 49 days, the Moody's Discount Factors currently applicable to Municipal Bonds eligible for consideration under Moody's guidelines will be determined by reference to the factors set forth opposite the exposure period line entitled "7 weeks or less." Notwithstanding the foregoing, (i) a 102% Moody's Discount Factor will be applied to short-term New York Municipal Bonds and short-term Municipal Bonds, so long as such New York Municipal Bonds and Municipal Bonds are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable within the Moody's Exposure Period, and the Moody's Discount Factor for such Bonds will be 125% if such Bonds are not rated by Moody's but are rated A-1+, SP-1+ or AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period, and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for New York Municipal Bonds or Municipal Bonds Sold. "Receivables for New York Municipal Bonds or Municipal Bonds Sold," for purposes of calculating Moody's Eligible Assets as of any Valuation Date, means no more than the aggregate of the following: (i) the book value of receivables for New York Municipal Bonds or Municipal Bonds sold as of or prior to such Valuation Date if such receivables are due within five Business Days of such Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of New York Municipal Bonds or Municipal Bonds sold as of or prior to such Valuation Date that generated receivables, if such receivables are due within five Business Days of such Valuation Date but do not comply with either of conditions (A) or
(B) of the preceding clause (i).

     The Moody's guidelines impose certain requirements as to minimum issue size, issuer diversification and geographical concentration, as well as other requirements for purposes of determining whether New York Municipal Bonds or Municipal Bonds constitute Moody's Eligible Assets, as set forth in the table below:

                                                                                             MAXIMUM STATE
                              MINIMUM         MAXIMUM          MAXIMUM      MAXIMUM COUNTY   OR TERRITORY
                             ISSUE SIZE      UNDERLYING      ISSUE TYPE     CONCENTRATION    CONCENTRATION
          RATING            ($ MILLIONS)   OBLIGOR (%)(1)   CONCENTRATION     (%)(1)(4)        (%)(1)(5)
          ------            ------------   --------------   -------------   --------------   -------------
Aaa.......................       10             100              100             100              100
Aa........................       10              20               60              60               60
A.........................       10              10               40              40               40
Baa.......................       10               6               20              20               20
Other(2)..................       10               4               12              12               12

---------------
(1) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.
(2) New York Municipal Bonds and Municipal Bonds not rated by Moody's but rated BBB or BBB+ by S&P.
(3) Does not apply to general obligation bonds.
(4) Applicable to general obligation bonds only.
(5) Does not apply to New York Municipal Bonds. Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Moody's Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.

     For purposes of the maximum underlying obligor requirement described above, any New York Municipal Bond or Municipal Bond backed by the guaranty, letter of credit or insurance issued by a third party will be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Bond. For purposes of the issue type concentration requirement described above, New York Municipal Bonds and Municipal Bonds will be classified within one of the following categories: health care issues (teaching and non-teaching hospitals, public and private), housing issues (single- and multi-family), educational facilities issues (public and private schools), student loan issues, resource recovery issues, transportation issues (mass transit, airport and highway bonds), industrial revenue/pollution control bond issues, utility issues (including water, sewer and electricity), general obligation issues, lease obligations/certificates of participation, escrowed bonds and other issues ("Other Issues") not falling within one of the aforementioned categories (includes special obligations to crossover, excise and sales tax revenue, recreation revenue, special assessment and telephone revenue bonds). In no event shall (a) more than 10% of Moody's Eligible Assets consist of student loan issues, (b) more than 10% of Moody's Eligible Assets consist of recovery issues or (c) more than 10% of Moody's Eligible Assets consist of Other Issues.

     Current Moody's guidelines also require that New York Municipal Bonds or Municipal Bonds constituting Moody's Eligible Assets pay interest in cash, be publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, that they be rated at least BBB by S&P, not have suspended ratings by Moody's and be part of an issue of New York Municipal Bonds or Municipal Bonds of at least $10,000,000. For purposes of determining the Moody's Discount Factors applicable to any such S&P-rated New York Municipal Bonds or S&P-rated Municipal Bonds, such New York Municipal Bonds or Municipal Bonds (excluding any short-term Municipal Bonds) will be deemed to have a Moody's rating that is one full rating category lower than its S&P rating. When the Fund sells a New York Municipal Bond or Municipal Bond and agrees to repurchase it at a future date, the Discounted Value of such Municipal Bond will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such bond will count as a liability for purposes of calculating the AMPS Basic Maintenance Amount. For so long as the AMPS are rated by Moody's, the Fund will not enter into any such reverse repurchase agreements unless it has received written confirmation from Moody's that such transactions would not impair the rating then assigned the AMPS by Moody's. When the Fund purchases a New York Municipal Bond or Municipal Bond and agrees to sell it at a future date to another party, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such Bond will constitute a Moody's Eligible Asset.

     Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset if it is (i) held in a margin account, (ii) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind, (iii) held for the purchase of a security pursuant to a Forward Commitment or (iv) irrevocably deposited by the Fund for the payment of dividends or redemption.

     For so long as shares of AMPS are rated by Moody's, in managing the Fund's portfolio, the Investment Adviser will not alter the composition of the Fund's portfolio if, in the reasonable belief of the Investment Adviser, the effect of any such alteration would be to cause the Fund to have Moody's Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the AMPS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of Moody's Eligible Assets exceeded the AMPS Basic Maintenance Amount by five percent or less, the Investment Adviser will not alter the composition of the Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of Moody's Eligible Assets unless the Fund shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of Moody's Eligible Assets would exceed the AMPS Basic Maintenance Amount.

     For so long as any shares of AMPS are rated by Moody's, the Fund will not buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the shares of AMPS by Moody's, except that the Fund may purchase or sell exchange-traded financial futures contracts based on the Municipal Index or Treasury Bonds, and purchase, write or sell exchange-traded put options on such financial futures contracts, and purchase, write or sell exchange-traded call options on such financial futures contracts (collectively "Moody's Hedging Transactions"), subject to the following limitations:

          (i) the Fund will not engage in any Moody's Hedging Transaction based on the Municipal Index (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold (A) outstanding financial futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded financial futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal or (B) outstanding financial futures contracts based on the Municipal Index having fair market value exceeding 50% of the fair market value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);

          (ii) the Fund will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold (A) outstanding financial futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P) or (B) outstanding financial futures contracts based on Treasury Bonds having an aggregate fair market value exceeding 40% of the aggregate fair market value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P) (for purposes of the foregoing clauses (i) and
     (ii), the Fund shall be deemed to own the number of financial futures contracts that underlie any outstanding options written by the Fund);

          (iii) the Fund will engage in Closing Transactions to close out any outstanding financial futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 5,000;

          (iv) the Fund will engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

          (v) the Fund will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

          (vi) the Fund will not engage in options and futures transactions for leveraging or speculative purposes and will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

          (vii) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.

     For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets that the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (i) assets subject to call options written by the Fund that are either exchange-traded and "readily reversible" or that expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (A) Discounted Value and (B) the exercise price of the call option written by the Fund; (ii) assets subject to call options written by the Fund not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Fund shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the subject security; (iv) futures contracts shall be valued at the lesser of (A) settlement price and (B) the Discounted Value of the subject security, provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Fund is the seller the contract may be valued at the settlement price and where the Fund is the buyer the contract may be valued at the Discounted Value of the subject securities; and (v) where delivery may be made to the Fund with any security of a class of securities, the Fund shall assume that it will take delivery of the security with the lowest Discounted Value.

     For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Fund: 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Fund is the seller under a financial futures contract, 10% of the settlement price of the financial futures contract; (iv) where the Fund is the purchaser under a financial futures contract, the settlement price of assets purchased under such financial futures contract; (v) the settlement price of the underlying financial futures contract if the Fund writes put options on a financial futures contract; and (vi) 105% of the fair market value of the underlying financial futures contracts if the Fund writes call options on a financial futures contract and does not own the underlying contract.

     For so long as any shares of AMPS are rated by Moody's, the Fund will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions), except that the Fund may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitations:

          (i) the Fund will maintain in a segregated account with its custodian cash, cash equivalents or short term, fixed-income securities rated P-1, MIG-1 or VMIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a fair market value that equals or exceeds the amount of the Fund's obligations under any Forward Commitments to which it is from time to time a party or long-term, fixed income securities with a Discounted Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party, and

          (ii) the Fund will not enter into a Forward Commitment unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.

     For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

     For so long as shares of AMPS are rated by S&P or Moody's, the Fund, unless it has received written confirmation from S&P and/or Moody's, as the case may be, that such action would not impair the ratings then assigned to the AMPS by S&P and/or Moody's, as the case may be, will not (i) borrow money except for the purpose of clearing transactions in portfolio securities (which borrowings under any circumstances shall be limited to the lesser of $10 million and an amount equal to 5% of the fair market value of the Fund's assets at the time of such borrowings and which borrowings shall be repaid within 60 days and not be extended or renewed and shall not cause the aggregate Discounted Value of Moody's Eligible Assets and S&P Eligible Assets to be less than the AMPS Basic Maintenance Amount), (ii) engage in short sales of securities, (iii) lend any securities, (iv) issue any class or series of stock ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund,
(v) reissue any AMPS previously purchased or redeemed by the Fund, (vi) merge or consolidate into or with any other corporation or entity, (vii) change the Fund's pricing service or (viii) engage in reverse repurchase agreements.

                             DIRECTORS AND OFFICERS

     Information about the Directors, executive officers and the portfolio managers of the Fund, including their ages and their principal occupations during the last five years is set forth below. Unless otherwise noted, the address of each Director, executive officer and portfolio manager is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

     TERRY K. GLENN (58) -- President and Director (1)(2) -- Executive Vice President of the Investment Adviser and Merrill Lynch Asset Management, L.P. ("MLAM") (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

     JAMES H. BODURTHA (55) -- Director (2) -- 36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

     HERBERT I. LONDON (60) -- Director(2) -- 113-115 University Place, New York, New York 10003. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP in 1996.

     ROBERT R. MARTIN (72) -- Director(2) -- 513 Grand Hill, St. Paul, Minnesota 55102. Chairman and Chief Executive Officer, Kinnard Investments, Inc. from 1990 to 1993; Executive Vice President, Dain Bosworth from 1974 to 1989; Director, Carnegie Capital Management from 1977 to 1985 and Chairman thereof in 1979; Director, Securities Industry Association from 1981 to 1982 and Public Securities Association from 1979 to 1980; Chairman of the Board, WTC Industries, Inc. in 1994; Trustee, Northland College since 1992.

     JOSEPH L. MAY (69) -- Director (2) -- 424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

     ANDRE F. PEROLD (47) -- Director (2) -- Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989 and Associate Professor from 1983 to 1989; Trustee, The Common Fund since 1989; Director, Quantec Limited since 1991 and TIBCO from 1994 to 1996.


     ARTHUR ZEIKEL (66) -- Director(1)(2) -- Chairman of the Investment Adviser and MLAM from 1997 to 1999; President of the Investment Adviser and MLAM from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. from 1990 to 1999.


     VINCENT R. GIORDANO (54) -- Senior Vice President (1)(2) -- Senior Vice President of the Investment Adviser and MLAM since 1984; Senior Vice President of Princeton Services since 1993.

     KENNETH A. JACOB (48) -- Vice President (1)(2) -- First Vice President of MLAM since 1997; Vice President of MLAM from 1984 to 1997, Vice President of the Investment Adviser since 1984.

     ROBERT A. DIMELLA, CFA (32) -- Vice President and Portfolio
Manager(1)(2) -- Vice President of MLAM since 1997; Assistant Vice President of MLAM from 1995 to 1997; Assistant Portfolio Manager of MLAM from 1993 to 1995.

     ROBERTO W. ROFFO (33) -- Vice President and Portfolio Manager
(1)(2) -- Vice President of MLAM since 1996 and a Portfolio Manager with MLAM since 1992.

     DONALD C. BURKE (38) -- Vice President and Treasurer (1)(2) -- Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of PFD since 1999; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.

     ALICE A. PELLEGRINO (39) -- Secretary (1)(2) -- Vice President of MLAM since 1999; Attorney with MLAM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.
---------------
(1) Interested person, as defined in the 1940 Act, of the Fund.
(2) Such Director or officer is a director, trustee or officer of one or more additional investment companies for which the Investment Adviser or its affiliate, MLAM, acts as investment adviser or manager.

     In connection with the election of the Fund's Directors, holders of shares of AMPS and other preferred stock, voting as a separate class, are entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by holders of common stock and preferred stock voting together as a single class. Messrs. May and Perold have been designated as the Directors to be elected by holders of the preferred stock. See "Description of Capital Stock" in the prospectus.

COMPENSATION OF DIRECTORS

     Pursuant to an Investment Advisory Agreement with the Fund, the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors who are affiliated persons of ML & Co. or its subsidiaries.


     The Fund pays each Director not affiliated with the Investment Adviser (each a "non-affiliated Director") a fee of $2,500 per year plus $250 per meeting attended, and pays all Directors' out-of-pocket expenses relating to attendance at meetings. The Fund also pays members of the Board's audit and nominating committee (the "Committee"), which consists of all the non-affiliated Directors, an annual fee of $500 plus $125 per Committee meeting attended.

     The following table sets forth compensation to be paid by the Fund to the non-affiliated Directors projected through the end of the Fund's first full fiscal year and for the calendar year ended December 31, 1998 the aggregate compensation paid by all investment companies advised by the Investment Adviser and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.


                                                                      PENSION OR      TOTAL COMPENSATION
                                                                      RETIREMENT        FROM FUND AND
                                                                       BENEFITS            FAM/MLAM
                                                     AGGREGATE        ACCRUED AS           ADVISED
                                                    COMPENSATION       PART OF          FUNDS PAID TO
                 NAME OF DIRECTOR                    FROM FUND       FUND EXPENSE         DIRECTORS
                 ----------------                   ------------   ----------------   ------------------
James H. Bodurtha(1)..............................     $4,500            None              $163,500
Herbert I. London(1)..............................     $4,500            None              $163,500
Robert R. Martin(1)...............................     $4,500            None              $163,500
Joseph L. May(1)..................................     $4,500            None              $163,500
Andre F. Perold(1)................................     $4,500            None              $163,500


---------------

(1) In addition to the Fund, the Directors serve on the boards of other FAM/MLAM Advised Funds as follows: Mr. Bodurtha (29 registered investment companies consisting of 47 portfolios); Mr. London (29 registered investment companies consisting of 47 portfolios); Mr. Martin (29 registered investment companies consisting of 47 portfolios); Mr. May (29 registered investment companies consisting of 47 portfolios); and Mr. Perold (29 registered investment companies consisting of 47 portfolios).


                INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

     The Fund has entered into an Investment Advisory Agreement with the Investment Adviser. The Fund pays the Investment Adviser a monthly fee at an annual rate of 0.55 of 1% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund, including proceeds from the issuance of shares of preferred stock, minus the sum of accrued liabilities of the Fund and accumulated dividends on the shares of preferred stock).

     The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, if any, stock certificates and shareholder reports, charges of the custodian and the transfer and dividend disbursing agent and registrar, fees and expenses with respect to the issuance of preferred stock, Securities and Exchange Commission fees, fees and expenses of non-interested Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services.

     Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Investment Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

CODE OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

     The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

     The Fund has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to providing the best price and execution, securities firms that provide investment research to the Investment Adviser, including Merrill Lynch, may receive orders for transactions by the Fund. Research information provided to the Investment Adviser by securities firms is supplemental. It does not replace or reduce the level of service performed by the Investment Adviser and the expenses of the Investment Adviser will not necessarily be reduced because it receives supplemental research information.

     The Fund invests in securities traded in the over-the-counter markets, and the Fund intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, the Fund does not deal with Merrill Lynch and its affiliates in connection with such transactions except that, pursuant to exemptive orders obtained by the Investment Adviser, the Fund may engage in principal transactions with the Underwriter in high quality, short-term, tax-exempt securities. See "Investment Restrictions." However, affiliated persons of the Fund, including Merrill Lynch, may serve as its brokers in certain over-the-counter transactions conducted on an agency basis.

     The Fund also may purchase tax-exempt debt instruments in individually negotiated transactions with the issuer. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

PORTFOLIO TURNOVER

     The Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, presently it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances should be less than 100%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate has certain tax consequences and results in greater transaction costs, which are borne directly by the Fund.

                                     TAXES

GENERAL

     The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax-exempt net income (see below), the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

     The Internal Revenue Service (the "IRS"), in a revenue ruling, held that certain auction rate preferred stock would be treated as stock for Federal income tax purposes. The terms of the AMPS are substantially similar, but not identical, to the auction rate preferred stock discussed in the revenue ruling, and in the opinion of Brown & Wood LLP, counsel to the Fund, the shares of AMPS will constitute stock of the Fund and distributions with respect to shares of AMPS (other than distributions in redemption of shares of AMPS subject to Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for Federal income tax purposes. Nevertheless, it is possible that the IRS might take a contrary position, asserting, for example, that the shares of AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of shares of AMPS would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. Counsel believes that such a position, if asserted by the IRS, would be unlikely to prevail.

     The Fund intends to qualify to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by the Fund which are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to the Fund's shareholders are derived from interest income exempt from tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder's gross income for Federal tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. Each shareholder is advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds," if any, held by the Fund.

     The portion of exempt-interest dividends paid from interest received by the Fund from New York Municipal Bonds also will be exempt from New York State and New York City personal income tax. However, exempt-interest dividends paid to a corporate shareholder subject to New York State corporation franchise tax and New York City general corporation tax. Shareholders subject to income taxation by states other than New York and/or by cities other than New York City will realize a lower after-tax rate of return than New York State and/or New York City shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states and/or cities. The Fund will inform shareholders annually as to the portion of the Fund's distributions which constitutes exempt-interest dividends and the portion which is exempt from New York State and New York City personal income taxes. Interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for Federal income tax purposes or New York State and New York City personal income tax purposes to the extent attributable to exempt-interest dividends.

     To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares and, for New York State and New York City personal income tax purposes, are treated as capital gains which are taxed at ordinary income tax rates. Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by the Fund, whether from exempt-interest income or capital gains, are not eligible for the dividends received deduction allowed to corporations under the Code.

     All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.


     The IRS has taken the position in a revenue ruling that if a RIC has two or more classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including exempt interest and net long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Thus, the Fund is required to allocate a portion of its net capital gains and other taxable income to the shares of AMPS. The Fund generally will notify the Auction Agent of the amount of any net capital gains and other taxable income to be included in any dividend on shares of AMPS prior to the Auction establishing the Applicable Rate for such dividend. Except for the portion of any dividend that it informs the Auction Agent will be treated as capital gains or other taxable income, the Fund anticipates that the dividends paid on the shares of AMPS will constitute exempt-interest dividends. The amount of net capital gains and ordinary income allocable to shares of AMPS (the "taxable distribution") will depend upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on shares of Common Stock and shares of AMPS during a taxable year, but the taxable distribution generally is not expected to be significant.

     In the opinion of Brown & Wood LLP, counsel to the Fund, under current law the manner in which the Fund intends to allocate items of tax-exempt income, net capital gains and other taxable income, if any, among shares of Common Stock and shares of AMPS will be respected for Federal income tax purposes. However, the tax treatment of Additional Dividends may affect the Fund's calculation of each class' allocable share of capital gains and other taxable income. See "Tax Treatment of Additional Dividends." In addition, there is currently no direct guidance from the IRS or other sources specifically addressing whether the Fund's method for allocating tax-exempt income, net capital gains and other taxable income among shares of common stock and shares of AMPS will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gains or other taxable income. In the event of a reallocation, some of the dividends identified by the Fund as exempt-interest dividends to holders of shares of AMPS may be recharacterized as additional capital gains or other taxable income. In the event of such recharacterization, the Fund would not be required to make payments to such shareholders to offset the tax effect of such reallocation. In addition, a reallocation may cause the Fund to be liable for income tax and excise tax on any reallocated taxable income. Brown & Wood LLP has advised the Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocations of income and gain, the IRS would be unlikely to prevail. A holder should be aware, however, that the opinion of Brown & Wood LLP represents only its best legal judgment and is not binding on the IRS or the courts.

     The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference," which could subject certain investors in such bonds, including shareholders of the Fund, to an increased Federal alternative minimum tax. The Fund intends to purchase such "private activity bonds" and will report to shareholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for Federal alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by the Fund.

     The Fund may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such nontraditional instruments could be recharacterized as taxable ordinary income.


     If at any time when shares of AMPS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Stock until the asset coverage is restored. See "Description of AMPS -- Dividends -- Restrictions on Dividends and Other Payments." This may prevent the Fund from distributing at least 90% of its net income, and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. If the Fund were to fail to qualify as a RIC, some or all of the distributions paid by the Fund would be fully taxable for Federal income tax and New York State and New York City personal income tax purposes. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may, and under certain circumstances will be required to, redeem shares of AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. See "Description of AMPS -- Redemption." There can be no assurance, however, that any such action would achieve such objectives.

     As noted above, the Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that the Fund currently contemplates issuing may raise an issue as to whether distributions on such preferred stock are "preferential" under the Code and therefore not eligible for the dividends paid deduction. The Fund intends to issue preferred stock that counsel advises will not result in the payment of a preferential dividend and may seek a private letter ruling from the IRS to that effect. If the Fund ultimately relies solely on a legal opinion when it issues such preferred stock, there is no assurance that the IRS would agree that dividends on the preferred stock are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends on the preferred stock, the Fund could lose the benefit of the special treatment afforded RICs under the Code. In this case, dividends paid by the Fund would not be exempt from Federal income taxes. Additionally, the Fund would be subject to the alternative minimum tax.

     Under certain Code provisions, some taxpayers may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

TAX TREATMENT OF ADDITIONAL DIVIDENDS

     If the Fund makes a Retroactive Taxable Allocation, it will pay Additional Dividends to holders of shares of AMPS who are subject to the Retroactive Taxable Allocation. See "Description of AMPS -- Dividends -- Additional Dividends" in the prospectus. The Federal income tax consequences of Additional Dividends under existing law are uncertain. The Fund intends to treat a holder as receiving a dividend distribution in the amount of any Additional Dividend only as and when such Additional Dividend is paid. An Additional Dividend generally will be designated by the Fund as an exempt-interest divided except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Dividend is a taxable dividend either in the taxable year for which the Retroactive Taxable Allocation is made or in the taxable year in which the Additional Dividend is paid.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

     The Fund may purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and financial futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

     Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations and New York State and New York City tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury Regulations promulgated thereunder and the applicable New York State and New York City tax laws. The Code and the Treasury Regulations, as well as the New York State and New York City tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes.

                                NET ASSET VALUE


     Net asset value per share of common stock is determined as of 15 minutes after the close of business on the New York Stock Exchange (the "NYSE") (generally, the NYSE closes at 4:00 p.m. Eastern time) on the last Business Day of each week. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.


     The New York Municipal Bonds and Municipal Bonds in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund utilizes the valuations of portfolio securities furnished by a pricing service approved by the Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. New York Municipal Bonds and Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. The Board of Directors has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

     The Fund determines and makes available for publication the net asset value of its common stock weekly. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times.

                             ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: Regional Office, at Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium

Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the American Stock Exchange, 9801 Washingtonian Boulevard, Gaithersburg, Maryland 20878.


     Additional information regarding the Fund and the shares of AMPS is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission in Washington, D.C. This statement of additional information and the prospectus do not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this statement of additional information and the prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholder

MuniHoldings New York Insured Fund IV, Inc.:


We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings New York Insured Fund IV, Inc. as of June 16, 1999. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, such statement of assets, liabilities and capital referred to above presents fairly, in all material respects, the financial position of MuniHoldings New York Insured Fund IV, Inc. as of June 16, 1999 in conformity with generally accepted accounting principles.



Deloitte & Touche LLP


Princeton, New Jersey


July 19, 1999

                  MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.

                  STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                                 JUNE 16, 1999



ASSETS:
     Cash...................................................  $100,005
     Offering costs (Note 1)................................   115,000
                                                              --------
          Total assets......................................   215,005
                                                              --------
LIABILITIES:
     Liabilities and accrued expenses (Note 1)..............   115,000
                                                              --------
NET ASSETS..................................................  $100,005
                                                              ========
CAPITAL
     Common Stock, par value $.10 per share; 200,000,000
      shares authorized; 6,667 shares issued and outstanding
      (Note 1)..............................................  $    667
     Paid-in Capital in excess of par.......................    99,338
                                                              --------
     Total Capital-Equivalent to $15.00 net asset value per
      share of Common Stock (Note 1)........................  $100,005
                                                              ========


             NOTES TO STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

NOTE 1.  ORGANIZATION


     The Fund was incorporated under the laws of the State of Maryland on April 5, 1999 as a closed-end, non-diversified management investment company and has had no operations other than the sale to Fund Asset Management, L.P. (the "Investment Adviser") of an aggregate of 6,667 shares of Common Stock for $100,005 on June 16, 1999. The General Partner of the Investment Adviser is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.



     The Investment Adviser, on behalf of the Fund, will incur organization costs estimated at $26,250. Direct costs relating to the public offering of the Fund's shares will be charged to capital at the time of issuance of shares.


NOTE 2.  MANAGEMENT ARRANGEMENTS


     The Fund has engaged the Investment Adviser to provide investment advisory and management services to the Fund. The Investment Adviser will receive a monthly fee for advisory services, at an annual rate of 0.55 of 1% of the Fund's average weekly net assets, including any proceeds from the issuance of Preferred Stock. The Investment Adviser or an affiliate will pay Merrill Lynch, Pierce, Fenner & Smith Incorporated a commission in the amount of 2.00% of the price to the public in connection with the initial public offering of the Fund's Common Stock.


NOTE 3.  FEDERAL INCOME TAXES

     The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

                  MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.

                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 JULY 23, 1999


                                 (IN THOUSANDS)



-----------------------------------------------------------------------------------------------------
  S&P     MOODY'S    FACE                                                                     VALUE
RATINGS   RATINGS   AMOUNT                             ISSUE                                (NOTE 1a)
-----------------------------------------------------------------------------------------------------
 NEW YORK--99.5%
                             Long Island Power Authority, New York, Electric System
                               Revenue Refunding Bonds, Series A(d):
AAA       Aaa       $4,500   5.25% due 12/01/2026.....................................       $ 4,366
AAA       Aaa        4,500   5.50% due 12/01/2029.....................................         4,533
-----------------------------------------------------------------------------------------------------
AAA       Aaa        4,900   Metropolitan Transportation Authority, New York, Commuter
                               Facilities Revenue Bonds, Series C-1, 5.375% due
                               7/01/2027(b)...........................................         4,834
-----------------------------------------------------------------------------------------------------
AAA       Aaa        4,800   Nassau County, New York, GO, Series B, 5.25% due
                               6/01/2024(a)...........................................         4,695
-----------------------------------------------------------------------------------------------------
A1+       NR*        1,700   Nassau County, New York, IDA, Civic Facility Revenue
                               Refunding and Improvement Bonds (Cold Spring Harbor),
                               VRDN, 3% due 1/01/2034(e)..............................         1,700
-----------------------------------------------------------------------------------------------------
AAA       Aaa        3,000   New York City, New York, Cultural Resources Trust Revenue
                               Refunding Bonds (Museum of Modern Art), Series A, 5.50%
                               due 1/01/2021(a).......................................         3,013
-----------------------------------------------------------------------------------------------------
NR*       Aaa          885   New York City, New York, IDA, Civic Facility Revenue
                               Bonds (Anti-Defamation League Foundation), Series A,
                               5.50% due 6/01/2022(d).................................           889
-----------------------------------------------------------------------------------------------------
A-        A2         3,400   New York City, New York, IDA, Special Facilities Revenue
                               Bonds (British Airways PLC Project), AMT, 5.25% due
                               12/01/2032.............................................         3,168
-----------------------------------------------------------------------------------------------------
                             New York City, New York, Municipal Water Finance
                               Authority, Water and Sewer System Revenue Refunding
                               Bonds:
AAA       Aaa        4,600   Series A, 5.50% due 6/15/2023(a).........................         4,615
AAA       Aaa        1,500   Series F, 5.50% due 6/15/2023(d).........................         1,504
-----------------------------------------------------------------------------------------------------
NR*       VMIG1+     4,700   New York City, New York, Transitional Finance Authority
                               Revenue Bonds (Future Tax Secured), VRDN, Series C,
                               3.05% due 5/01/2028(e).................................         4,700
-----------------------------------------------------------------------------------------------------
AAA       Aaa        4,500   New York State Dormitory Authority Revenue Bonds (City
                               University Systems Consolidation), Third Generation,
                               Series 1, 5.375% due 7/01/2025(a)......................         4,441
-----------------------------------------------------------------------------------------------------
AA        NR*        2,565   New York State Dormitory Authority Revenue Bonds (St.
                               James Mercy Hospital), 5.40% due 2/01/2038(c)..........         2,496
-----------------------------------------------------------------------------------------------------
A-        Baa3       4,500   New York State Energy Research and Development Authority,
                               Electric Facilities Revenue Bonds (LILCO Project), AMT,
                               Series B, 5.30% due 11/01/2023.........................         4,281
-----------------------------------------------------------------------------------------------------
NR*       P1         2,000   New York State Energy Research and Development Authority,
                               PCR, Refunding (Niagara Mohawk Corporation Project),
                               FLOATS, Series A, 3.05% due 3/01/2027(e)...............         2,000
-----------------------------------------------------------------------------------------------------
AAA       Aaa        2,100   New York State Mortgage Agency & Homeowner Revenue
                               Refunding Bonds, Series 83, 5.55% due 10/01/2027(d)....         2,106
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
  S&P     MOODY'S    FACE                                                                     VALUE
RATINGS   RATINGS   AMOUNT                             ISSUE                                (NOTE 1a)
-----------------------------------------------------------------------------------------------------
NR*       Aa2       $4,750   New York State Mortgage Agency Revenue Refunding Bonds,
                               AMT, Series 82, 5.65% due 4/01/2030....................       $ 4,743
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST--$58,167)--99.5%..............................................         58,084
OTHER ASSETS LESS LIABILITIES--0.5%...................................................           316
                                                                                             -------
-----------------------------------------------------------------------------------------------------
NET ASSETS--100.0%           .........................................................       $58,400
                                                                                             =======
-----------------------------------------------------------------------------------------------------


      *  Not Rated.
     (a) AMBAC Insured.
     (b) FGIC Insured.
     (c) FHA Insured.
     (d) MBIA Insured.
     (e) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 23, 1999.

      +  Highest short-term rating by Moody's Investors Service, Inc.



PORTFOLIO
ABBREVIATIONS
                    To simplify the listings of MuniHoldings New York Insured
                    Fund IV, Inc.'s portfolio holdings in the Schedule of
                    Investments, we have abbreviated the names of many of the
                    securities according to the list below.
AMT                 Alternative Minimum Tax (subject to)
FLOATS              Floating Rate Securities
GO                  General Obligation Bonds
IDA                 Industrial Development Authority
PCR                 Pollution Control Revenue Bonds
VRDN                Variable Rate Demand Notes



See Notes to Financial Statements.

                  MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.

                  STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                        AS OF JULY 23, 1999 (UNAUDITED)



ASSETS:
Investments, at value (identified cost -- $58,167,392) (Note
  1a).......................................................                $58,084,122
Cash........................................................                    100,005
RECEIVABLES:
  Capital shares sold.......................................  $58,500,000
  Interest..................................................      454,084
  Investment adviser (Note 2)...............................        1,131    58,955,215
                                                              -----------   -----------
Total assets................................................                117,139,342
                                                                            -----------
LIABILITIES:
Payable on securities purchased.............................                 58,597,283
Accrued expenses and other liabilities......................                    142,062
                                                                            -----------
Total liabilities...........................................                 58,739,345
                                                                            -----------
NET ASSETS:
Net assets..................................................                $58,399,997
                                                                            ===========
CAPITAL:
Capital Stock (200,000,000 shares authorized) (Note 4):
  Common Stock, par value $.10 per share (3,906,667 shares
  issued and outstanding)...................................                $   390,667
Paid-in capital in excess of par............................                 58,068,407
Undistributed investment income -- net......................                     24,193
Unrealized depreciation on investments -- net...............                    (83,270)
                                                                            -----------
Total -- Equivalent to $14.95 net asset value per share of
  Common Stock..............................................                $58,399,997
                                                                            ===========





                       See Notes to Financial Statements.

                  MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1.  SIGNIFICANT ACCOUNTING POLICIES:



     MuniHoldings New York Insured Fund IV, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. Prior to commencement of operations on July 23, 1999, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on June 16, 1999 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MNW. The following is a summary of significant accounting policies followed by the Fund.



     (a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.



     (b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



     - Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



     - Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



     Written and purchased options are non-income producing investments.

                  MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.

     (c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.



     (d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.



     (e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.



2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:



     The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.



     FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets including assets acquired through the issuance of preferred stock. For the period ended July 23, 1999, FAM earned fees of $1,131, all of which was voluntarily waived.



     Accounting services are provided to the Fund by FAM at cost.



     Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.



3.  INVESTMENTS:



     Purchases of investments, excluding short-term securities, for the period ended July 23, 1999 were $49,767,392. There were no long term sales.



     Net unrealized losses as of July 23, 1999 were as follows:



                                                              UNREALIZED
                                                                LOSSES
                                                              ----------
Long-term investments.......................................   $(83,270)
                                                               --------
Total.......................................................   $(83,270)
                                                               ========



     As of July 23, 1999, net unrealized depreciation for Federal income tax purposes aggregated $83,270, of which $11,811 related to appreciated securities and $95,081 related to depreciated securities. The aggregate cost of investments at July 23, 1999 for Federal income tax purposes was $58,167,392.



4.  CAPITAL STOCK TRANSACTIONS:



     The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

                  MUNIHOLDINGS NEW YORK INSURED FUND IV, INC.



              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONCLUDED)



COMMON STOCK



     Shares issued and outstanding during the period ended July 23, 1999 increased by 3,900,000 as a result of the initial offering.



5.  GENERAL:



     As of July 23, 1999, the Fund had only one day of investment operations and had not yet declared dividends (whereas it will ordinarily do so on a monthly basis). As a result, the Fund believes that more extensive interim financial statements would not be indicative of the Fund's current and ongoing operations. The Fund believes that such financial statements may be misleading to potential investors and, accordingly, believes that inclusion of such financial statements would be inappropriate. For the period ended July 23, 1999, the Fund had net investment income of $24,193. FAM voluntarily waived all expenses.

                                   APPENDIX A

                   ECONOMIC AND OTHER CONDITIONS IN NEW YORK

     The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York"). Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of State issuers, however, it has not been updated. The Fund has not independently verified this information.

     The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Bonds in which the Fund invests.

NEW YORK CITY

     General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The City's current financial plan assumes that, after strong growth in 1998-1999, moderate economic growth will exist through calendar year 2003, with moderating job growth and wage increases.

     For each of the 1981 through 1998 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"), after discretionary and other transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

     Pursuant to the laws of the State, the Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2000 through 2003 fiscal years (the "2000-2003 Financial Plan", "Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.


     City's Financing Program. Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's program for financing capital projects for fiscal years 1999 through 2003 contemplates the issuance of $10.091 billion of general obligation bonds, $5.340 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority") and $2.8 billion of bonds to be issued by the Tobacco Settlement Asset Securitization Corporation ("TSASC") and paid from revenues received pursuant to a settlement of litigation with the four leading cigarette companies. The Transitional Finance Authority and TSASC were created to assist the City in financing its capital program while keeping City indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In 1997, the State enacted the New York City Transitional Finance Authority Act (the "Finance Authority Act"), which created the Transitional Finance Authority. In a challenge to the constitutionality of the Finance Authority Act, the State trial court, by summary judgment on November 25, 1997, held the Finance Authority Act to be constitutional. On July 30, 1998, the State Appellate Division affirmed the trial court's decision. Plaintiffs filed a notice of appeal with the State's Court of Appeals for an appeal as of right of the Appellate Division order. The appeal as of right was dismissed on September 22, 1998. Plaintiffs subsequently filed a motion for leave to appeal with the Court of Appeals, which motion was denied on December 22, 1998. In March 1999, plaintiffs filed a petition for a writ of certiorari to the United States Supreme Court.



     Without additional borrowing capacity, under current projections the City would reach the limit of its capacity to enter into new contractual commitments in fiscal year 2000. If TSASC is not able to issue $2.8 billion of bonds, the City will need to find another source of financing or substantially curtail or halt its capital program. Even with the ability to issue $2.8 billion in bonds by TSASC, the City expects that it will be required to postpone a substantial part of its capital program from the latter part of fiscal year 2001 to fiscal year 2002. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements (See "Seasonal Financing Requirements" within). The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority (the "Water Authority") bonds and Transitional Finance Authority and other bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, as well as Water Authority, Transitional Finance Authority and TSASC bonds.



     1998 Fiscal Year. For the 1998 fiscal year, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 1998 fiscal year is the eighteenth year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.



     1999 Modification and 2000-2003 Financial Plan. The most recent quarterly modification to the City's financial plan for the 1999 fiscal year (July 1, 1998-June 30, 1999), submitted to the New York State Financial Control Board (the "Control Board") on June 14, 1999 (the "1999 Modification"), projects a balanced budget in accordance with GAAP for the 1999 fiscal year.



     On June 14, 1999, the City released the Financial Plan for the 2000 through 2003 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan project revenues and expenditures for the 2000 fiscal year balanced in accordance with GAAP, and project gaps of $1.8 billion, $1.9 billion and $1.8 billion for fiscal years 2001 through 2003, respectively.



     The 1999 Modification and the 2000-2003 Financial Plan includes a proposed discretionary transfer in the 1999 fiscal year of $2.6 billion to pay debt service due in fiscal year 2000, for budget stabilization purposes, a proposed discretionary transfer in fiscal year 2000 to pay debt service due in fiscal year 2001 totaling $429 million, and a proposed discretionary transfer in fiscal year 2001 to pay debt service due in fiscal year 2002 totaling $345 million.



     In addition, the Financial Plan sets forth gap-closing actions to eliminate a previously projected gap for the 2000 fiscal year and to reduce projected gaps for fiscal years 2001 through 2003 which include additional (i) City agency action, (ii) Federal revenue sharing and Medicaid aid and (iii) State actions including Medicaid cost containment initiatives. The Financial Plan also reflects a tax reduction program, which includes the elimination of the City's non-residents earning tax, the proposed extension of current tax reductions for owners of cooperative and condominium apartments and a proposed income tax credit for low income wage earners.


     Assumptions. The 2000-2003 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and modest employment growth and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 2000-2003 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1999 through 2003 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation (the "HHC"), the Board of Education (the "BOE") and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

     The Financial Plan assumes: (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and which is projected to provide revenue of $572 million, $585 million, $600 million and $638 million in the 2000 through 2003 fiscal years, respectively; (ii) collection of projected rent payments for the City's airports, totaling $355 million, $185 million and $155 million in the 2001 through 2003 fiscal years, respectively, a substantial portion of which may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's rights under the existing leases through pending legal action; (iii) State and Federal approval of the State and Federal gap-closing actions proposed by the City in the Financial Plan; and (iv) receipt of the tobacco settlement funds providing revenues or expenditure offsets in annual amounts ranging between $250 million and $300 million. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.


     Municipal Unions. The Financial Plan reflects the costs of the settlements and arbitration awards with certain municipal unions and other bargaining units, which together represent approximately 98% of the City's workforce, and assumes that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements and arbitration awards. These contracts are approximately five years in length and have a total cumulative net increase of 13%. Assuming the City reaches similar settlements with its remaining municipal unions, the cost of all settlements for all City-funded employees would total $1.2 billion in the 1999 fiscal year and exceed $2 billion thereafter. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001.

     Intergovernmental Aid. The City depends on the State for aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

     Year 2000 Computer Matters. The year 2000 presents potential operational problems for computerized data files and computer programs which may recognize the year 2000 as the year 1900, resulting in possible system failures or miscalculations. In November 1996, the City's Year 2000 Project Office was established to develop a project methodology, coordinate the efforts of City agencies, review plans and oversee implementation of year 2000 projects. At that time, the City also evaluated the capabilities of the City's Integrated Financial Management System and Capital Projects Information System, which are the City's central accounting, budgeting and payroll systems, identified the potential impact of the year 2000 on these systems, and developed a plan to replace these systems with a new system which is expected to be year 2000 compliant prior to December 31, 1999. The City has also performed an assessment of its other mission-critical and high priority computer systems in connection with making them year 2000 compliant, and the City's agencies have developed and begun to implement both strategic and operational plans for non-compliant application systems. In addition, the City Comptroller is conducting audits of the progress of City agencies in achieving year 2000 compliance. While these efforts may involve additional costs beyond those assumed in the Financial Plan, the City believes, based on currently available information, that such additional costs will not be material.


     The Mayor's Office of Operations has stated that work has been completed, and all or part of the necessary testing has been performed, on approximately 69% (current as of June 18, 1999) of the mission-critical and high priority systems of Mayoral agencies. The City's computer systems may not all be year 2000 compliant in a timely manner and there could be an adverse impact on City operations or revenues as a result. The City is in the process of developing contingency plans for all mission-critical and high priority systems of Mayoral agencies, if such systems are not year 2000 compliant by pre-determined dates. The City is also in the process of contacting its significant third party vendors regarding the status of their compliance. Such compliance is not within the City's control, and therefore the City cannot assure that there will not be any adverse effects on the City resulting from any failure of these third parties.

     Certain Reports. The City's financial plans have been the subject of extensive public comment and criticism. From time to time, the Control Board staff, the Office of the State Deputy Comptroller (the "OSDC"), the City Comptroller, the City's Independent Budget Office (the "IBO") and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.


     On May 24, 1999, the City Comptroller issued a report on the City's financial plan as previously updated in April 1999 (the "April Financial Plan"). With respect to the 1999 fiscal year, the report identified a possible surplus of $94 million, after $2.1 billion of discretionary transfers and subsidy payments assumed in the April Financial Plan, due to the possibility of higher than forecasted tax revenues. In addition, taking into account the risks and additional resources identified in the report and the budget gaps projected in the April Financial Plan, the report projected budget gaps of between $1.8 billion and $3.0 billion, $1.8 billion and $3.1 billion, and $2.0 billion and $3.6 billion in fiscal years 2001 through 2003, respectively.



     With respect to fiscal years 2000 through 2003, the report identified baseline risks of between $698 million and $873 million, $1.0 billion and $2.2 billion, $978 million and $2.2 billion, and $1.1 billion and $2.7 billion, respectively, depending upon whether the State approves the extension of the 14% personal income tax surcharge and whether the City incurs additional labor costs as a result of the expiration of labor contracts starting in fiscal year 2001 which, if settled at the current forecast level of inflation, would result in additional costs totaling $345 million in fiscal year 2001, $713 million in fiscal year 2002 and $1.1 billion in fiscal year 2003. Additional risks identified in the report for fiscal years 2000 through 2003 include the revenues from the nonresident earnings tax, which the State Legislature has voted to repeal, at a potential cost to the City of between $360 million and $398 million annually starting in fiscal year 2000; assumed payments from the Port Authority relating to the City's claim for back rentals, which are the subject of arbitration, State and Federal gap-closing actions proposed in the April Financial Plan; possible increased overtime expenditures, the sale of the New York City Coliseum in fiscal year 2001; and the write-down of outstanding education aid receivables of approximately $100 million in each of fiscal years 2002 and 2003. The report noted that these risks may be offset by additional resources of approximately $900 million in each of fiscal years 2000 through 2002 and approximately $800 million in fiscal year 2003. The report further noted that expenditure growth continued to exceed revenue growth, and that deficits could increase if the economy deteriorates. In addition, the report noted that HHC faces a number of uncertainties that may have a negative impact on its long-term viability, including proposed State and Federal reductions to both Medicaid and Medicare and a significant decline in patient utilization. The decline in utilization has been primarily reflected in Medicaid revenue which accounts for approximately 50% of HHC's total revenues, and which has been adversely affected by a smaller welfare population, local welfare cost containment initiatives and greater competition for Medicaid funds among area hospitals. The report also indicated that a possible negotiated settlement of a class action, filed on behalf of approximately 63,000 persons challenging the Department of Corrections policy of strip searching detainees arrested for non-felony offenses, may expose the City to substantial costs from the settlement of litigation.


     On August 25, 1998, the City Comptroller issued a report reviewing the current condition of the City's major physical assets and the capital expenditures required to bring them to a state of good repair. The report's findings relate only to current infrastructure and do not address future capacity or technology needs. The report estimated that the expenditure of approximately $91.83 billion would be required over the next decade to bring the City's infrastructure to a systematic state of good repair and address new capital needs already identified. The report stated that the City's current Ten-Year Capital Strategy, together with funding received from other sources, is projected to provide approximately $52.08 billion. The report noted that the City's ability to meet all capital obligations is limited by law, as well as funding capacity, and that the issue for the City is how best to set priorities and manage limited resources.


     On May 20, 1999, the staff of the OSDC issued a report on the City's Executive Budget for fiscal year 2000. The report notes that tax revenues are likely to be higher than forecast by the City for fiscal years 1999 and 2001 by a total of $275 million, which may be needed to offset potential budget risks, such as a possible delay in the receipt of the proceeds from the tobacco settlement and shortfalls in Federal and State gap-closing aid assumed in the April Financial Plan. With respect to the subsequent fiscal years in the April Financial Plan, the report noted that, while the budget gaps have been reduced to about $1.7 billion annually, they make no provision for wage increases after the expiration of current contracts which, at the projected rate of inflation, would increase costs by more than $1 billion by fiscal year 2003.



     In addition, the report noted that it is anticipated that an independent actuarial consulting firm reviewing the assumptions and methodologies to compute City pension contributions will issue its report and will recommend changes, such as a reduction in the pension fund investment earnings assumption. These changes, in addition to those that the City Actuary may recommend, could cost in excess of $500 million annually. In addition, the report noted that legislation is under consideration that would increase retirement benefits for certain City employees. Finally, the report noted that the City remains vulnerable to an economic downturn which could result in a significant shortfall in projected non-property tax revenues and higher pension fund contributions and public assistance costs.



     On May 27, 1999, the staff of the Control Board issued a report on the April Financial Plan. The report noted that the City will end the 1999 fiscal year with a substantial surplus and that the budget proposed by the Mayor for fiscal year 2000 also appears to be balanced. However, the report noted that the lack of a State budget leaves uncertainties as to the amount of intergovernmental aid which will be available to the City in fiscal year 2000, and that the proposed elimination by the State of the City's nonresident earnings tax will require the City to make appropriate adjustments to its revenue and expenditure forecasts. The report further noted that large gaps still exist in subsequent fiscal years of the April Financial Plan, even before accounting for known risks such as the impact of future collective bargaining negotiations. Finally, the report noted that the City's business and personal income taxes are particularly susceptible to the vagaries of the financial markets and, if the economy falters, the City will likely experience a decline in revenues and an increase in social service costs which will increase the out-year gaps in the April Financial Plan.



     On May 14, 1999, the IBO released a report providing its analysis of the April Financial Plan. The report estimated a potential surplus of $356 million in fiscal year 2000 and potential gaps of $2.3 billion, $3.0 billion and $3.1 billion for fiscal years 2001 through 2003, respectively, which reflect, among other things, salary increases for City employees totaling $232 million, $607 million and $1.0 billion in fiscal years 2001 through 2003, respectively, which are not included in the April Financial Plan. Uncertainties identified in the report include Federal and State gap-closing actions assumed in the April Financial Plan relating to Medicaid assistance or cost containment, State tort reform legislation and State funding for low income uninsured disabled children. The report noted that, while the strength of the local economy is helping the City solve many of its near term budget problems, persistently large projected out-year gaps remain a major concern for the City, and even a modest slackening of the growth forecast for the next four years could increase projected budget gaps.



     Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City issued $500 million of short-term obligations in the 1999 fiscal year to finance the City's cash flow needs for the 1999 fiscal year. The City issued $1.075 billion in short-term obligations in fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.


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     Ratings.  As of June 18, 1999, Moody's rated the City's outstanding general obligation bonds A3, Standard & Poor's rated such bonds A- and Fitch rated such bonds A. In July 1995, Standard & Poor's revised downward its ratings on outstanding general obligation bonds of the City from A- to BBB+. In July 1998, Standard & Poor's revised its rating of City bonds upward to A-. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. On March 8, 1999, Fitch revised its rating of City bonds upward to A. Such ratings reflect only the view of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.


     Outstanding Indebtedness. As of March 31, 1999, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $26.8 and $3.2 billion of outstanding net long-term debt. As of May 19, 1999, the Water Authority had approximately $8.7 billion aggregate principal amount of outstanding bonds, inclusive of subordinate second resolution bonds, and a $600 million commercial paper program.

     Water, Sewer and Waste. Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and Federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply, will prevent the need for filtration. On May 6, 1997, the U.S. Environmental Protection Agency granted the City a filtration avoidance waiver through April 15, 2002 in response to the City's adoption of certain watershed regulations. The estimated incremental cost to the City of implementing this Watershed Memorandum of Agreement, beyond investments in the watershed which were planned independently, is approximately $400 million. The City has estimated that if filtration of the upstate water supply system is ultimately required, the construction expenditures required could be between $4 billion and $5 billion.


     Legislation has been passed by the State which prohibits the disposal of solid waste in any landfill located within the City after December 31, 2001. The Financial Plan includes the estimated costs of phasing out the use of landfills located within the City. A suit has been commenced against the City by private individuals under the Resource Conservation and Recovery Act seeking to compel the City to take certain measures or, alternatively, to close the Fresh Kills landfill. If as a result of such litigation, the City is required to close the landfill earlier than required by State legislation, the City could incur additional costs during the Financial Plan period. Pursuant to court order, the City is currently required to recycle 2,100 tons per day of solid waste and is required to recycle 3,400 tons per day by July 1999 and 4,250 tons per day by July 2001. As of June 18, 1999, the City was recycling slightly over 2,100 tons per day of solid waste. The City may seek to obtain amendments to Local Law No. 19 to modify this requirement. If the City is unable to obtain such amendments and is required to fully implement Local Law No. 19, the City may incur substantial costs.


     Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other alleged violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1998 amounted to approximately $3.5 billion.

NEW YORK STATE

     Current Economic Outlook. The State's 1999-2000 Executive Budget (discussed below) contains forecasts of the national and State economies which are summarized as follows. Economic growth for the nation during both 1999 and 2000 is expected to be slower than it was during 1998. The State Division of the

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Budget projects real Gross Domestic Product ("GDP") growth of 2.4 percent in
1999, below the 1998 growth rate of 3.7 percent. In 2000, real GDP growth is expected to continue at a similar pace, increasing by 2.3 percent. For the State economy, continued growth is projected in 1999 and 2000 for employment, wages and personal income, although the growth is expected to moderate from the 1998 pace. However, a continuation of international financial and economic turmoil may result in a sharper slowdown than projected.

     Overall employment growth in the State is anticipated to continue at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the manufacturing, health care, social service, and banking sectors.

     Overall employment growth is projected to have been 1.9 percent in 1998, but is expected to drop to 1.2 percent in 1999 and to 1.0 percent in 2000. On the national level, employment growth is projected to have been 2.6 percent for 1998 and is projected to be 2.0 percent and 1.5 percent for 1999 and 2000, respectively.

     On an average annual basis, the State unemployment rate is projected to drop from 5.7 percent in 1998 to 5.5 percent for each of 1999 and 2000. For the nation as a whole, the unemployment rate is projected to have been 4.5 percent for 1998, and is projected to be 4.7 percent in 1999 and 4.9 percent in 2000.

     Personal income in the State is estimated to have grown by 4.9 percent in 1998, fueled in part by a continued large increase in financial sector bonus payments at the beginning of the year, and is projected to grow by 4.2 percent in 1999 and 4.0 percent in 2000. For the nation, personal income is estimated to have grown by 5.0 percent in 1998, and is projected to grow by 4.5 percent and
4.3 percent, respectively, for 1999 and 2000. Increases in bonus payments in 1999 and 2000 are projected to be modest, a distinct shift from the rate of the last few years.

     Consensus Economic and Revenue Forecasting Process. On March 10, 1999, the State Legislature and the Governor conducted a consensus economic and revenue forecasting process as required under State law. The forecast for income growth in 1999-2000 was increased modestly to 3.3 percent, consistent with an economic outlook of continued but slower growth in the State's economy and moderate inflation. The higher growth rates for the nation and State in the revised outlook are expected to result in short- and long-term interest rates at somewhat higher levels than had been anticipated previously. The State Division of the Budget revised its estimate of receipts for the 1999-2000 fiscal year to include an additional $150 million in receipts.


     The 1999-2000 Fiscal Year (Executive Budget Forecast). The State as of its May 10, 1999 Annual Information Statement Supplement had not yet adopted a budget for the 1999-2000 fiscal year. The State, however, has enacted debt service appropriations for State-supported, contingent contractual, and certain other obligations for the entire 1999-2000 fiscal year. Legislation extending certain revenue-raising authority on an interim basis and making interim appropriations for State personal service costs, various grants to local governments, and certain other items was submitted by the Governor and enacted by the State Legislature through May 23, 1999. In prior years, the State has enacted interim appropriations to continue its operations until a budget was enacted by the Legislature.


     The Governor presented his 1999-2000 Executive Budget to the Legislature on January 27, 1999, which was subsequently amended by the Governor on February 12, 1999 (the "Executive Budget") . The Executive Budget contains financial projections for the State's 1998-1999 through 2001-2002 fiscal years, and a proposed Capital Program and Financing Plan for the 1999-2000 through 2003-2004 fiscal years. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in the Executive Budget.

     The proposed 1999-2000 State Financial Plan, which reflects the Executive Budget, is projected to have receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from the 1998-1999 fiscal year to the 1999-2000 fiscal year. General Fund receipts, including transfers from other funds, are projected to be $38.81 billion, an increase of approximately $2 billion (5.5%) over estimated receipts in the 1998-1999 fiscal year. General Fund disbursements, including transfers to other funds, are projected to grow by 1.4 percent to approximately $37.14 billion, an increase of approximately
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$528 million over the 1998-1999 fiscal year. The State is projected to close the
1999-2000 fiscal year with a balance in the General Fund of approximately $2.47 billion.

     Receipts. The forecast of General Fund receipts in fiscal year 1999-2000 reflects the next stage of the School Tax Relief (STAR) property tax reduction program, as well as the continuing impact of earlier tax reductions. In addition, the Executive Budget reflects several new tax reduction proposals that are projected to have only a modest impact on receipts in 1999-2000 and 2000-2001, but are expected to reduce receipts by approximately $1 billion annually when fully phased in at the end of the 2003-2004 fiscal year.

     The largest new tax cut proposals call for further reductions in the personal income tax to benefit middle income taxpayers. These proposals concern increasing the income threshold where the top tax rate applies and increasing the value of the dependent exemption. In addition the Executive Budget includes several other targeted tax cut proposals, including: reducing certain energy taxes; lowering the alternative minimum tax on corporations; extending the business tax rate reductions previously enacted for general corporations to banks and insurance companies as well as other proposals.

     Personal income tax collections for the 1999-2000 fiscal year are projected to reach approximately $22.88 billion, an increase of approximately 13.8 percent over 1998-1999. This increase is due in part to refund reserve transactions which serve to increase reported 1999-2000 personal income tax receipts. Growth in 1999-2000 personal income tax receipts is partially offset by the diversion of such receipts into the School Tax Relief Fund, which finances the STAR tax reduction program.

     User taxes and fees are projected at $7.17 billion in 1999-2000, a decrease of approximately one percent from the 1998-1999 fiscal year. The decline in this category reflects the incremental impact of already-enacted tax reductions, and the diversion of additional motor vehicle registration fees to the Dedicated Highway and Bridge Trust Fund.

     Business tax receipts are expected to total approximately $4.56 billion in 1999-2000, approximately five percent below 1998-1999 results. The impact of tax reductions scheduled in law, as well as slower growth in the underlying tax base, explain this decline.

     Receipts from other taxes, which are comprised primarily of receipts from estate and gift taxes and pari-mutuel taxes on wagering, are expected to decline to $990 million, approximately 11.9 percent in 1999-2000. The ongoing effect of tax cuts already in law is the main reason for the decline.

     Miscellaneous receipts are expected to total approximately $1.28 billion in the 1999-2000 fiscal year, a decline of approximately 17.3 percent from the 1998-1999 fiscal year. Miscellaneous receipts include license revenues, income from fees and fines, abandoned property proceeds, investment income, and a portion of the assessments levied on medical providers.

     Non-recurring Resources. The State Division of the Budget projects that the proposed 1999-2000 Financial Plan contains only $33 million in non-recurring resources, or less than one-tenth of one percent of General Fund disbursements.

     Disbursements. Grants to Local Governments constitute approximately 67 percent of all General Fund spending, and include payments to local governments, non-profit providers and entitlement benefits to individuals. It is projected to be approximately $24.84 billion for the 1999-2000 fiscal year, a decrease of approximately 0.2 percent from the level for the 1998-1999 fiscal year. Since 1994-1995, State spending on welfare has fallen approximately 32 percent, driven by significant welfare changes initiated at the State and federal levels and a large, steady decline in the number of people receiving benefits. Several trends have contributed to falling caseloads, including the State's strong economic performance over the past three years; State, federal and local welfare-to-work initiatives that have expanded training and support services to assist recipients in becoming self-sufficient; tightened eligibility review for applicants; and aggressive fraud prevention measures.

     State Operations reflects the costs of running the Executive, Legislative and Judicial branches of government. It is projected to be approximately $6.89 billion for the 1999-2000 fiscal year. Spending in this category is projected to increase approximately 3.7 percent above 1998-1999 and reflects the annualized costs
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of 1998-1999 collective bargaining agreements, the decline in federal receipts that offset General Fund spending for mental hygiene programs, the costs of staffing a new State prison, and growth in the Legislative and Judiciary budgets. The State's overall workforce is projected to remain stable at approximately 191,200 persons.

     General State Charges accounts primarily for the costs of providing fringe benefits for State employees, including contributions to pension systems, the employer's share of social security contributions, employer contributions toward the cost of health insurance, and the costs of providing worker's compensation and unemployment insurance benefits. This category also reflects certain fixed costs such as payments in lieu of taxes and payments of judgments against the State or its public officials. It is projected to be approximately $2.32 billion for the 1999-2000 fiscal year, an increase of 1.4 percent over the level for the 1998-1999 fiscal year.

     Transfers to Other Funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources. This is projected to be approximately $3.08 billion for the 1999-2000 fiscal year, an increase of 10.8 percent over the level for the 1998-1999 fiscal year.

     The 1998-1999 Fiscal Year (unaudited results). The State ended its 1998-1999 fiscal year on March 31, 1999 in balance on a cash basis, with a reported General Fund cash balance of $892 million. Previously the State had projected a potential budget imbalance of up to $1.68 billion for the 1998-1999 fiscal year. (The General Fund is the principal operating fund of the State. It is the State's largest fund and receives almost all State taxes. In the State's 1998-1999 fiscal year, the General Fund is expected to have accounted for approximately seventy percent of total State Funds disbursements.). The closing General Fund balance does not include $2.31 billion that the State deposited into the tax refund reserve at the close of the 1998-1999 fiscal year to pay for tax refunds in the 1999-2000 fiscal year. The refund reserve transaction has the effect of decreasing reported personal income tax receipts in the 1998-1999 fiscal year, while increasing reported receipts in the 1999-2000 fiscal year. The proposed 1999-2000 State Financial Plan assumes that $1.79 billion of the moneys made available through this transaction will not be used to support operations in the 1999-2000 fiscal year, but instead be reserved for use in 2000-2001 and 2001-2002 to offset the incremental loss of tax receipts from already-enacted tax cuts that will take effect in those years.

     General Fund receipts and transfers from other funds for the 1998-1999 fiscal year totaled $36.74 billion, an increase of 6.34 percent from 1997-1998 levels. General Fund disbursements and transfers to other funds totaled $36.49 billion for the 1998-1999 fiscal year, an increase of 6.23 percent from the 1997-1998 levels. Disbursements in All Governmental Funds for the 1998-1999 fiscal year totaled $70.62 billion, or 6.94 percent above the 1997-1998 fiscal year.

     Future Fiscal Years. The State Division of the Budget projects budget gaps of approximately $1.14 billion in the 2000-2001 fiscal year and $2.07 billion in the 2001-2002 fiscal year. These gaps were projected after assuming that the State Legislature will enact the 1999-2000 Executive Budget and accompanying legislation in its entirety. Both houses of the State Legislature have adopted budget resolutions which provide an outline of their intended spending and revenue changes to the Executive Budget. The State's Division of the Budget's analysis of these resolutions indicates that, if enacted, they would increase the size of the State's future budget gaps. Each gap is projected after also assuming $500 million in unspecified annual spending efficiencies, which is comparable to the Governor's Executive Budget assumptions in previous fiscal years. The proposed 1999-2000 Financial Plan also assumes the use of $1.79 billion in reserves to offset the incremental loss in tax receipts resulting from previously enacted and proposed tax reductions. The proposed 1999-2000 Financial Plan currently assumes that $589 million of the reserve will be applied in the 2000-2001 fiscal year, with the remaining $1.2 billion used in the 2001-2002 fiscal year.

     The Civil Service Employees Association (CSEA) failed to ratify a tentative agreement with the State on a new four-year labor contract. While the proposed 1999-2000 Financial Plan has reserved $100 million for possible collective bargaining costs, no similar reserves are contained in the current out-year projections of receipts and disbursements to cover the recurring costs of any possible new agreements. The State is continuing negotiations with CSEA and other unions representing State employees.
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     Future Financial Plans are also likely to count on savings from efficiencies, workforce management efforts, aggressive efforts to maximize federal and other non-General Fund resources, and other efforts to control State spending. Nearly all the actions proposed by the Governor to balance the proposed 1999-2000 Financial Plan recur and grow in value in future years. The State Division of the Budget projects that, if the projected budget gap for 2000-2001 is closed with recurring actions, the 2001-2002 budget gap would be reduced to $963 million under projections current as of February 9, 1999. The Governor is required by law to propose a balanced budget each year and will propose steps necessary to address any potential remaining budget gaps in subsequent budgets.

     General Fund receipts are projected to fall to approximately $35.99 billion in 2000-2001 reflecting the incremental impact of already enacted tax reductions, the impact of prior tax refund reserve transactions and the earmarking of receipts for dedicated highway purposes. Receipts are projected to grow modestly to approximately $36.20 billion in the 2001-2002 fiscal year, again reflecting the impact of enacted tax cuts on normal receipts growth, as well as the incremental impact of tax reductions recommended with the Executive Budget.

     The State currently projects spending to grow by approximately $1.09 billion (2.9 percent) in 2000-2001 and an approximately additional $1.8 billion (4.7 percent) in 2001-2002. General Fund spending increases at a higher rate in 2001-2002 than in 2000-2001, driven primarily by higher growth rates for Medicaid, welfare, Children and Families Services, and Mental Retardation, as well as the loss of federal money that offsets General Fund spending. Local assistance spending accounts for most of the projected growth in General Fund spending in the outyears, increasing by approximately $1.04 billion in 2000-2001 and approximately $1.46 billion in 2001-2002. School aid, which accounts for the largest share of General Fund spending, is projected to grow by approximately $612 million (6.1 percent) in 2000-2001 and $578 million (5.5 percent) in 2001-2002.

     GAAP-Basis Results. On March 31, 1998, the State recorded on a GAAP-basis, its first-ever accumulated positive balance in its General Fund. This accumulated surplus was $567 million. This compares to accumulated deficits of $995 million and $2.928 billion for the fiscal years ended March 31, 1997 and March 31, 1996, respectively. The State's GAAP projections indicate that the State will have accumulated positive General Fund balances of $1.019 billion and $616 million, respectively, for the fiscal year ended March 31, 1999 and the fiscal year ending March 31, 2000.

     The State reported a General Fund operating surplus of $1.56 billion for the 1997-1998 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-1997 fiscal year. The General Fund operating surplus is projected to decline to $452 million for the fiscal year ended March 31, 1999. A General fund operating deficit of $507 million is projected for the fiscal year ending March 31, 2000.

     Special Considerations. According to the State Division of the Budget, over the long-term uncertainties with regard to the economy present the largest potential risk to budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion underway. The securities industry is more important to the New York economy than the national economy, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the State's forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected. Finally a "forecast error" of one percentage point in the growth of receipts could cumulatively raise or lower results by over $1 billion by 2002.

     The fiscal effects of tax reductions adopted in the last several fiscal years and those proposed by the Governor in the Executive Budget are projected to grow more substantially beyond the 1999-2000 fiscal year. The incremental annual cost of enacted or proposed tax reductions is estimated to peak at $2.1 billion in 2000-2001, then gradually decline to about $1 billion in 2003-2004.

     Owing to these and other factors, the State may face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues from a lower recurring receipts base and the

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spending required to maintain State programs at mandated levels. Any such recurring imbalance would be exacerbated by the use by the State of nonrecurring resources to achieve budgetary balance in a particular fiscal year. To correct any recurring budgetary imbalance, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years.

     Year 2000 Computer Matters. New York State is currently addressing "Year 2000" ("Y2K") data processing compliance issues. Since its inception, the computer industry has used a two-digit date convention to represent the year. In the year 2000, the date field will contain "00" and, as a result, many computer systems and equipment may not be able to process dates properly or may fail since they may not be able to distinguish between the years 1900 and 2000. The Y2K issue not only affects computer programs, but also the hardware, software and networks on which they operate. In addition, any system or equipment that is dependent on an embedded chip, such as telecommunication equipment and security systems, may also be adversely affected.

     In April 1999 the State Comptroller released an audit on the State's Y2K compliance. The audit, which reviewed the State's Y2K compliance activities through October 1998, found that the State had made progress in achieving Y2K compliance, but needed to improve its activities in several areas, including data interchanges and contingency planning.

     The Office for Technology ("OFT") will continue monitoring compliance progress for the State's mission-critical and high-priority systems and is reporting compliance progress to the Governor's office on a quarterly basis. Mission-critical systems are those that may impact the public health, safety and welfare of the State and its citizens, and for which failure could have a material and adverse impact on State operations. High-priority systems are critical for a State agency to fulfill its mission or deliver services. OFT reported that as of March 31, 1999, the State had completed 97 percent of overall compliance efforts for its mission-critical systems; 38 systems are now Y2K compliant. As of March 31, 1999, the State had completed 80 percent of overall compliance efforts on the high-priority systems; 208 systems are now Y2K compliant. Compliance testing is expected to be completed by the end of calendar year 1999. The State is also procuring independent validation and verification services from a qualified vendor to perform an automated review of corrected programming code and a testing process review for all mission-critical systems.


     The State is also addressing a number of other issues related to bringing its mission-critical systems into compliance, including: testing throughout 1999 of over 800 data exchange interfaces with federal, State, local and private data partners; completing an inventory of priority equipment and systems that may depend on embedded chips and may therefore need remediation in 1999; and contacting critical vendors and supply partners to obtain Y2K compliance status information and assurances. Since problems could be identified during the compliance testing phase that could produce compliance delays, the State agencies were required to complete contingency plans for priority systems and business processes by the first quarter of calendar year 1999. OFT, as of the second quarter of calendar year 1999, has been reviewing the status of agency contingency planning during the first quarter. The agency plans were scheduled to be tested throughout the second quarter of calendar year 1999 and integrated into the State Emergency Response Plan and coordinated by the State Emergency Management Office. In addition, the State Public Service Commission has ordered that all State-regulated utilities complete Y2K activities for mission-critical systems, including contingency plans, by July 1, 1999 and is requiring utilities to provide monthly progress reports. The State has also been working with local governments since December 1996 to raise awareness, promote action and provide assistance with Y2K compliance.


     While the State is taking what it believes to be appropriate action to address Y2K compliance, there can be no guarantee that all of the State's systems and equipment will be Y2K compliant and that there will not be an adverse impact upon State operations or finances as a result. Since Y2K compliance by outside parties is beyond the State's control to remediate, the failure of outside parties to achieve Y2K compliance could have an adverse impact on State operations or finances as well.

     Prior Fiscal Years (Cash Basis). The State ended its 1997-1998 fiscal year balanced on a cash basis, with a reported General Fund cash surplus of $2.04 billion resulting from revenue growth and lower spending on welfare, Medicaid, and other entitlement programs. General Fund receipts and transfers from other funds
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for the 1997-1998 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over the 1996-1997 fiscal year. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent. The State closed a budget gap of approximately $2.3 billion for the 1997-1998 fiscal year. Gap-closing actions included cost containment in State Medicaid, the use of the $1.4 billion 1996-1997 fiscal year budget surplus to finance 1997-1998 fiscal year spending, control on State agency spending and other actions.

     The State ended its 1996-1997 fiscal year balanced on a cash basis, with a 1996-1997 General Fund cash surplus as reported by the State Division of the Budget of approximately $1.4 billion that was used to finance the 1997-1998 Financial Plan. The surplus resulted primarily from higher-than-expected revenues and lower-than-expected spending for social service programs. General Fund receipts and transfers from other funds for the 1996-1997 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the 1995-1996 fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-1997 fiscal year, an increase of 0.7 percent from the 1995-1996 fiscal year.

     The State ended its 1995-1996 fiscal year in balance, with a reported 1995-1996 General Fund cash surplus of $445 million. General Fund receipts and transfers from other funds totaled $32.81 billion, a decrease of 1.1 percent from the 1994-1995 levels. General Fund disbursements and transfers to other funds totaled $32.68 billion for the 1995-1996 fiscal year, a decrease of 2.2 percent from the 1994-1995 levels. Prior to adoption of the State's 1995-1996 fiscal year budget, the State had projected a potential budget gap of approximately $5 billion, which was closed primarily through spending reductions, cost containment measures, State agency actions and local assistance reforms.

     The State ended its 1994-1995 fiscal year with the General Fund in balance. General Fund receipts and transfers from other funds totaled $33.16 billion, an increase of 2.9 percent from the 1993-1994 levels. General Fund disbursements and transfers to other funds totaled $33.40 billion, an increase of 4.7 percent from the 1993-1994 levels.

     Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs without relying on short-term seasonal borrowing. Provisions prohibiting the State from returning to a reliance upon cash flow manipulation to balance its budget will remain in bond covenants until the LGAC bonds are retired.

     Financing Activities. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature.

     As of March 31, 1998, the total amount of outstanding general obligation debt was approximately $5.033 billion, including $293.6 million in bond anticipation notes. The total amount of moral obligation debt was approximately $1.390 billion (down from $3.272 billion as of March 31, 1997), and $24.015 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding.

     For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financing, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

     The total amount of State-supported debt outstanding grew from 3.4 percent of personal income in the State in the 1988-1989 fiscal year to 6.1 percent for the 1997-1998 fiscal year while State-related debt outstanding declined from 6.8 percent to 6.6 percent of personal income for the same period. Thus, State-supported debt grew at a faster rate than personal income while State-related obligations grew at a slower rate. At the end of the 1997-1998 fiscal year, there was $37 billion of outstanding State-related debt and $34.25 billion of outstanding State-supported debt.

     Public Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurring of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of December 31, 1997, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $84 billion, up from $75.4 billion as of September 30, 1996. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be adversely affected if any of its public authorities were to default on their respective obligations.

     Ratings. As of March 9, 1999, Moody's and Standard & Poor's rated the State's outstanding general obligation bonds A2 and A, respectively. Standard & Poor's revised its ratings upward from A- to A on August 28, 1997. Ratings reflect only the respective views of such organizations, and explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the market price of the New York Municipal Bonds in which the Fund invests.

     Litigation. The State is a defendant in numerous legal proceedings including, but not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. State programs are frequently challenged on State and Federal constitutional grounds. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State's financial operations. In its audited financial statements for the fiscal year ended March 31, 1998, the State reported its estimated liability for awarded and anticipated unfavorable judgments at $872 million.

     Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1999-2000 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1999-2000 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for Yonkers (the "Yonkers Board") by the State in 1984. On June 30, 1998, Yonkers satisfied the statutory conditions for ending the supervision of its finances by the Yonkers Board. Pursuant to State law, the control board's powers over Yonkers' finances lapsed after the satisfaction of these conditions, on December 31, 1998.

                                   APPENDIX B

                           RATINGS OF MUNICIPAL BONDS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") MUNICIPAL BOND RATINGS

Aaa                     Bonds which are rated Aaa are judged to be of the best
                        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest
                        payments are protected by a large or by an exceptionally
                        stable margin and principal is secure. While the various
                        protective elements are likely to change, such changes as
                        can be visualized are most unlikely to impair the
                        fundamentally strong position of such issues.
Aa                      Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise
                        what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of
                        protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                        appear somewhat larger than in Aaa securities.
A                       Bonds which are rated A possess many favorable investment
                        attributes and are to be considered as upper medium grade
                        obligations. Factors giving security to principal and
                        interest are considered adequate, but elements may be
                        present which suggest a susceptibility to impairment
                        sometime in the future.
Baa                     Bonds which are rated Baa are considered as medium grade
                        obligations, i.e., they are neither highly protected nor
                        poorly secured. Interest payments and principal security
                        appear adequate for the present, but certain protective
                        elements may be lacking or may be characteristically
                        unreliable over any great length of time. Such bonds lack
                        outstanding investment characteristics and in fact have
                        speculative characteristics as well.
Ba                      Bonds which are rated Ba are judged to have speculative
                        elements; their future cannot be considered as well assured.
                        Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during
                        both good and bad times over the future. Uncertainty of
                        position characterizes bonds in this class.
B                       Bonds which are rated B generally lack characteristics of
                        the desirable investment. Assurance of interest and
                        principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa                     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca                      Bonds which are rated Ca represent obligations which are
                        speculative in a high degree. Such issues are often in
                        default or have other marked shortcomings.
C                       Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: These bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, Al, Baal, Bal and B1.

     Short-term Notes: The three ratings of Moody's for short-term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, and MIG 3/VMIG 3; MIG 1/VMIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2/VMIG 2 denotes "high quality" with "ample margins of protection"; MIG 3/VMIG 3 instruments are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades."

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-l repayment capacity will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and with established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("STANDARD & POOR'S"), MUNICIPAL DEBT RATINGS

     A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

     The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II. Nature of and provisions of the obligation;

          III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA                     Debt rated "AAA" has the highest rating assigned by Standard
                        & Poor's. Capacity of the obligor to meet its financial
                        commitment on the obligation is extremely strong.
AA                      Debt rated "AA" differs from the highest-rated issues only in small degree. The obligor's capacity to meet its
                        financial commitment on the obligation is very strong.
A                       Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB                     Debt rated "BBB" exhibits adequate protection parameters.
                        However, adverse economic conditions or changing
                        circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the
                        obligation.
BB                      Debt rated "BB," "B," "CCC," "CC" and "C" are regarded as
B                       having significant speculative characteristics. "BB"
CCC                     indicates the least degree of speculation and "C" the
CC                      highest degree of speculation. While such debt will likely
C                       have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.
D                       Debt rated "D" is in payment default. The "D" rating
                        category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such
                        payments will be made during such grace period. The "D"
                        rating also will be used upon the filing of a bankruptcy
                        petition or the taking of similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-l" for the highest quality obligations to "D" for the lowest. These categories are as follows:


A-1                     This designation indicates that the degree of safety
                        regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are
                        denoted with a plus sign (+) designation.
A-2                     Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."
A-3                     Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the
                        adverse effects of changes in circumstances than obligations carrying the higher designations.
B                       Issues rated "B" are regarded as having only speculative
                        capacity for timely payment.
C                       This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D                       Debt rated "D" is in payment default. The "D" rating
                        category is used when interest payments or principal
                        payments are not made on the date due, even if the
                        applicable grace period has not expired unless Standard &
                        Poor's believes that such payments will be made during such grace period.
c                       The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of
                        the issuer is below an investment-grade level and/or the
                        issuer's bonds are deemed taxable.

p                       The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of the debt service requirements is largely or
                        entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no
                        comment on the likelihood of or the risk of default upon
                        failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
                        Continuance of the ratings is contingent upon Standard &
                        Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash
                        flows.
r                       The "r" highlights derivative, hybrid, and certain other
                        obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to
                        equities, commodities, or currencies; certain swaps and
                        options; and interest-only and principal-only mortgage
                        securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no
                        volatility or variability in total return.


     A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to such notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     -- Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

     -- Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

SP-1                    Strong capacity to pay principal and interest. An issue
                        determined to possess a very strong capacity to pay debt
                        service is given a plus (+) designation.
SP-2                    Satisfactory capacity to pay principal and interest with
                        some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3                    Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH IBCA, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA                     Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong
                        ability to pay interest and repay principal, which is
                        unlikely to be affected by reasonably foreseeable events.
AA                      Bonds considered to be investment grade and of very high
                        credit quality. The obligor's ability to pay interest and
                        repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and
                        "AA" categories are not significantly vulnerable to
                        foreseeable future developments, short-term debt of these
                        issuers is generally rated "F-1+."
A                       Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay
                        principal is considered to be strong, but may be more
                        vulnerable to adverse changes in economic conditions and
                        circumstances than bonds with higher ratings.
BBB                     Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and
                        repay principal is considered to be adequate. Adverse
                        changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the
                        ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR

     Indicates that Fitch does not rate the specific issue.

CONDITIONAL

     A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED

     A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN

     A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT

     Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within three to 12 months.

RATINGS OUTLOOK

     An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH'S SPECULATIVE GRADE BOND RATINGS

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB                      Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the
                        obligor in satisfying its debt service requirements.
B                       Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and
                        interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity
                        throughout the life of the issue.
CCC                     Bonds have certain identifiable characteristics which, if
                        not remedied, may lead to default. The ability to meet
                        obligations requires an advantageous business and economic environment.
CC                      Bonds are minimally protected. Default in payment of
                        interest and/or principal seems probable over time.
C                       Bonds are in imminent default in payment of interest or
                        principal.
DDD                     Bonds are in default on interest and/or principal payments.
DD                      Such bonds are extremely speculative and should be valued on
D                       the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents
                        the lowest potential for recovery.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:

F-1+                    Exceptionally Strong Credit Quality. Issues assigned this
                        rating are regarded as having the strongest degree of
                        assurance for timely payment.
F-1                     Very Strong Credit Quality. Issues assigned this rating
                        reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2                     Good Credit Quality. Issues assigned this rating have a
                        satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-
                        1+" and "F-1" ratings.
F-3                     Fair Credit Quality. Issues assigned this rating have
                        characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse
                        changes could cause these securities to be rated below
                        investment grade.
F-S                     Weak Credit Quality. Issues assigned this rating have
                        characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse
                        changes in financial and economic conditions.
D                       Default. Issues assigned this rating are in actual or
                        imminent payment default.
LOC                     The symbol "LOC" indicates that the rating is based on a
                        letter of credit issued by a commercial bank.

                                   APPENDIX C

                              PORTFOLIO INSURANCE

     Set forth below is further information with respect to the insurance policies (the "Policies") that the Fund may obtain from several insurance companies with respect to insured New York Municipal Bonds and Municipal Bonds held by the Fund. The Fund has no obligation to obtain any such Policies, and the terms of any Policies actually obtained may vary significantly from the terms discussed below.

     In determining eligibility for insurance, insurance companies will apply their own standards. These standards correspond generally to the standards such companies normally use in establishing the insurability of new issues of New York Municipal Bonds and Municipal Bonds and are not necessarily the criteria that would be used in regard to the purchase of such bonds by the Fund. The Policies do not insure (i) municipal securities ineligible for insurance and
(ii) municipal securities no longer owned by the Fund.

     The Policies do not guarantee the market value of the insured New York Municipal Bonds and Municipal Bonds or the value of the shares of the Fund. In addition, if the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the insurance claims-paying ability of any such insurer deteriorates, the insurance company will not have any obligation to insure any issue held by the Fund that is aversely affected by either of the above described events. In addition to the payment of premium, the policies may require that the Fund notify the insurance company as to all New York Municipal Bonds and Municipal Bonds in the Fund's portfolio and permit the insurance company to audit their records. The insurance premiums will be payable monthly by the Fund in accordance with a premium schedule to be furnished by the insurance company at the time the Policies are issued. Premiums are based upon the amounts covered and the composition of the portfolio.

     The Fund will seek to utilize insurance companies that have insurance claims-paying ability ratings of AAA from Standard & Poor's ("S&P") or Fitch IBCA, Inc. ("Fitch") or Aaa from Moody's Investors Service ("Moody's"). There can be no assurance however, that insurance from insurance carriers meeting these criteria will be at all times available.

     An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is considered by S&P to be extremely strong and highly likely to remain so over a long period of time. A Fitch insurance claims-paying ability rating provides an assessment of an insurance company's financial strength and, therefore, its ability to pay policy and contract claims under the terms indicated. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by Fitch. The ability to pay claims is adjudged by Fitch to be extremely strong for insurance companies with this highest rating. In the opinion of Fitch, foreseeable business and economic risk factors should not have any material adverse impact on the ability of these insurers to pay claims. In Fitch's opinion, profitability, overall balance sheet strength, capitalization and liquidity are all at very secure levels and are unlikely to be affected by potential adverse underwriting, investment or cyclical events. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is considered by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

     An insurance claims-paying ability rating of S&P, Fitch or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

     The assignment of ratings by S&P, Fitch or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

                                   APPENDIX D

                             SETTLEMENT PROCEDURES

     The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Auction Agent Agreement and each Broker-Dealer Agreement. Nothing contained in this Appendix D constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party. Capitalized terms used herein shall have the respective meanings specified in the glossary of this Prospectus or Appendix D hereto, as the case may be.

     (a) On each Auction Date, the Auction Agent shall notify by telephone or through the Auction Agent's Processing System the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

          (i) the Applicable Rate fixed for the next succeeding Dividend Period;

          (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

          (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of shares, if any, of AMPS to be sold by such Beneficial Owner;

          (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Beneficial Owner, the number of shares, if any, of AMPS to be purchased by such Potential Beneficial Owner;

          (v) if the aggregate number of shares of AMPS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of shares of AMPS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of shares of AMPS and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;

          (vi) if the aggregate number of shares of AMPS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of shares of AMPS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of shares of AMPS and the number of such shares to be sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

          (vii) the Auction Date of the next succeeding Auction with respect to the AMPS.

     (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:

          (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of shares of AMPS to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period;

          (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of shares of AMPS to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold shares of AMPS of the Applicable Rate for the next succeeding Dividend Period;

          (iii) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

          (iv) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

          (v) advise each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

     (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any funds received by it pursuant to (b)(i) above and any shares of AMPS received by it pursuant to
(b)(ii) above among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a)(v) or (a)(vi) above.

     (d) On each Auction Date:

          (i) each Potential Beneficial Owner and Beneficial Owner shall instruct its Agent Member as provided in (b)(i) or (ii) above, as the case may be;

          (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

          (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a)(vi) above the amount necessary to purchase the shares to be purchased pursuant to (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

     (e) On the day after the Auction Date:

          (i) each Bidder's Agent Member referred to in (d)(i) above shall instruct the Securities Depository to execute the transactions described in
     (b)(i) or (ii) above, and the Securities Depository shall execute such transactions;

          (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(ii) above, and the Securities Depository shall execute such transactions; and

          (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(iii) above, and the Securities Depository shall execute such transactions.

     (f) If a Beneficial Owner selling shares of AMPS in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole shares of AMPS that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of shares of AMPS to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph
(f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agent Agreement and the Broker-Dealer Agreements.

                                   APPENDIX E

                               AUCTION PROCEDURES

     The following procedures will be set forth in provisions of the Articles Supplementary relating to the AMPS, and will be incorporated by reference in the Auction Agent Agreement and each Broker-Dealer Agreement. The terms not defined below are defined in the forepart of this Prospectus. Nothing contained in this Appendix E constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party.

     PARAGRAPH 10(a) CERTAIN DEFINITIONS.

     As used in this Paragraph 10, the following terms shall have the following meanings, unless the context otherwise requires:

          (i) "AMPS" shall mean the shares of AMPS being auctioned pursuant to this Paragraph 10.

          (ii) "Auction Date" shall mean the first Business Day preceding the first day of a Dividend Period.

          (iii) "Available AMPS" shall have the meaning specified in Paragraph 10(d)(i) below.

          (iv) "Bid" shall have the meaning specified in Paragraph 10(b)(i) below.

          (v) "Bidder" shall have the meaning specified in Paragraph 10(b)(i) below.

          (vi) "Hold Order" shall have the meaning specified in Paragraph 10(b)(i) below.

          (vii) "Maximum Applicable Rate" for any Dividend Period will be the Applicable Percentage of the Reference Rate. The Applicable Percentage will be determined based on (i) the lower of the credit rating or ratings assigned on such date to such shares by Moody's and S&P (or if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) and (ii) whether the Fund has provided modification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of AMPS as follows:

                                       APPLICABLE      APPLICABLE
REFERENCE RATE --  REFERENCE RATE --  PERCENTAGE OF   PERCENTAGE OF
 NO NOTIFICATION     NOTIFICATION        MOODY'S           S&P
-----------------  -----------------  -------------   -------------
"aa3" or higher    AA- or Higher           110%            150%
"a3" or "a1"       A- to A+                125%            160%
"baa3" to "baa1"   BBB- to BBB+            150%            250%
Below "baa3"       Below BBB-              200%            275%

     The Fund shall take all reasonable action necessary to enable S&P and Moody's to provide a rating for the AMPS. If either S&P or Moody's shall not make such a rating available, or if neither S&P nor Moody's shall make such a rating available, Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and successors, after consultation with the Fund, shall select a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations to act as a Substitute Rating Agency or Substitute Rating Agencies, as the case may be.

          (viii) "Order" shall have the meaning specified in Paragraph 10(b)(i) below.

          (ix) "Sell Order" shall have the meaning specified in Paragraph 10(b)(i) below.

          (x) "Submission Deadline" shall mean 1:00 p.m., Eastern time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

          (xi) "Submitted Bid" shall have the meaning specified in Paragraph 10(d)(i) below.

          (xii) "Submitted Hold Order" shall have the meaning specified in Paragraph 10(d)(i) below.

          (xiii) "Submitted Order" shall have the meaning specified in Paragraph 10(d)(i) below.

          (xiv) "Submitted Sell Order" shall have the meaning specified in Paragraph 10(d)(i) below.

          (xv) "Sufficient Clearing Bids" shall have the meaning specified in Paragraph 10(d)(i) below.

          (xvi) (xvi) "Winning Bid Rate" shall have the meaning specified in Paragraph 10(d)(i) below.

     PARAGRAPH 10(b) ORDERS BY BENEFICIAL OWNERS, POTENTIAL BENEFICIAL OWNERS, EXISTING HOLDERS AND POTENTIAL HOLDERS.

     (i) Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold shares of AMPS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:

          (A) each Beneficial Owner may submit to its Broker-Dealer information as to:

             (1) the number of outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

             (2) the number of outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Beneficial Owner, and/or

             (3) the number of outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

          (B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of outstanding shares, if any, of AMPS which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

     For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or (B) of this Paragraph 10(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this Paragraph 10(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this Paragraph 10(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this Paragraph 10(b)(i) is hereinafter referred to as a "Sell Order." Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

          (ii) (A) A Bid by an Existing Holder shall constitute an irrevocable offer to sell:

             (1) the number of outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or

             (2) such number or a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

             (3) a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

          (B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

             (1) the number of outstanding shares of AMPS specified in such Sell Order, or

             (2) such number or a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(ii)(C) if Sufficient Clearing Bids do not exist.

          (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

             (1) the number of outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

             (2) such number or a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

     PARAGRAPH 10(c) SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

     (i) Each Broker-Dealer shall submit in writing or through the Auction Agent's Auction Processing System to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:

          (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

          (B) the aggregate number of outstanding shares of AMPS that are the subject of such Order;

          (C) to the extent that such Bidder is an Existing Holder

             (1) the number of outstanding shares, if any, of AMPS subject to any Hold Order placed by such Existing Holder;

             (2) the number of outstanding shares, if any, of AMPS subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and

             (3) the number of outstanding shares, if any, of AMPS subject to any Sell Order placed by such Existing Holder; and

          (D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.

     (ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

     (iii) If an Order or Orders covering all of the outstanding shares of AMPS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period of 28 days or more) and a Sell Order (in the case of an Auction relating to a Special Dividend Period of 28 days or more) to have been submitted on behalf of such Existing Holder covering the number of outstanding shares of AMPS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

     (iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of outstanding shares of AMPS held by such Existing Holder are submitted to the Auction Agent, such Orders shall be considered valid as follows and in the following order of priority:

          (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of outstanding shares of AMPS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of AMPS subject to such Hold Orders exceeds the number of outstanding shares of AMPS held by such Existing Holder, the number of shares of AMPS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, cover exactly the number of outstanding shares of AMPS held by such Existing Holder;

          (B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to any Hold Order referred to in Paragraph 10(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of Paragraph 10(c)(iv)(A) above and of the foregoing portion of this Paragraph 10(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this Paragraph 10(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

          (C) any Sell Order shall be considered valid up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to Hold Orders referred to in Paragraph 10(c)(iv)(A) and Bids referred to in Paragraph 10(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of shares of AMPS subject to such Sell Orders is greater than such excess, the number of shares of AMPS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of shares of AMPS equal to such excess.

     (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of shares of AMPS therein specified.

     (vi) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

     PARAGRAPH 10(d) DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

     (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and shall determine:

          (A) the excess of the total number of outstanding shares of AMPS over the number of outstanding shares of AMPS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS");

          (B) from the Submitted Orders whether the number of outstanding shares of AMPS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

             (1) the number of outstanding shares of AMPS that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and

             (2) the number of outstanding shares of AMPS that are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of outstanding shares of AMPS in clauses (1) and
        (2) above are each zero because all of the outstanding shares of AMPS are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders hereinafter being referred to collectively as "Sufficient Clearing Bids"); and

          (C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:

             (1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of AMPS that are the subject of such Submitted Bids, and

             (2) each Submitted Bid from Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the shares of AMPS that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available AMPS.

     (ii) Promptly after the Auction Agent has made the determinations pursuant to Paragraph 10(d)(i), the Auction Agent shall advise the Fund of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

          (A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;

          (B) if Sufficient Clearing Bids do not exist (other than because all of the outstanding shares of AMPS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or

          (C) if all of the outstanding shares of AMPS are the subject of Submitted Hold Orders, that the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 40% of the Reference Rate (or 60% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of AMPS) on the date of the Auction.

     PARAGRAPH 10(e) ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

     Based on the determinations made pursuant to Paragraph 10(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

          (i) If Sufficient Clearing Bids have been made, subject to the provisions of Paragraph 10(e)(iii) and Paragraph 10(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

             (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the outstanding shares of AMPS that are the subject of such Submitted Sell Order or Submitted Bid;

             (B) the Submitted Bid of each of the Existing Holder specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid;

             (C) the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;

             (D) the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid, unless the number of outstanding shares of AMPS subject to all such Submitted Bids shall be greater than the number of outstanding shares of AMPS ("Remaining Shares") equal to the excess of the Available AMPS over the number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(i)(B) and Paragraph 10(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell outstanding shares of AMPS, but only in an amount equal to the difference between
        (1) the number of outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid and (2) the number of shares of AMPS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the numbers of outstanding shares of AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

             (E) the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of outstanding shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(i)(B), Paragraph 10(e)(i)(C) and Paragraph 10(e)(i)(D) by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS subject to such Submitted Bid and the denominator of which shall be the sum of the number of outstanding shares of AMPS subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

          (ii) If Sufficient Clearing Bids have not been made (other than because all of the outstanding shares of AMPS are subject to Submitted Hold Orders), subject to the provisions of Paragraph 10(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

             (A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid;

             (B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the outstanding shares of AMPS that are the subject of such Submitted Bid; and

             (C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the aggregate number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(ii)(A) and Paragraph 10(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of outstanding shares of AMPS subject to all such Submitted Bids and Submitted Sell Orders.

          (iii) If, as a result of the procedures described in Paragraph 10(e)(i) or Paragraph 10(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of AMPS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of shares of AMPS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each outstanding share of AMPS purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole share of AMPS.

          (iv) If, as a result of the procedures described in Paragraph 10(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of AMPS on any Auction Date, the Auction Agent, in such manner as in its sole discretion it shall determine, shall allocate shares of AMPS for purchase among Potential Holders so that only whole shares of AMPS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of AMPS on such Auction Date.

          (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of the outstanding shares of AMPS to be purchased and the aggregate number of outstanding shares of AMPS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of outstanding shares to be purchased and such aggregate number of outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, outstanding shares of AMPS.

PARAGRAPH 10(f) MISCELLANEOUS.

     The Fund may interpret the provisions of this Paragraph 10 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of AMPS. A Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of shares of AMPS only pursuant to a Bid or Sell Order in accordance with the procedures described in this Paragraph 10 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the shares of AMPS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. Neither the Fund nor any Affiliate (other than Merrill Lynch, Pierce, Fenner & Smith Incorporated) shall submit an Order in any Auction. Any Beneficial Owner that is an Affiliate (other than Merrill Lynch, Pierce, Fenner & Smith Incorporated) shall not sell, transfer or otherwise dispose of shares of AMPS to any Person other than the Fund. All of the outstanding shares of AMPS of a Series shall be represented by a single certificate registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Fund's option and upon its receipt of such documents as it deems appropriate, any shares of AMPS may be registered in the Stock Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates thereof or upon transfer or exchange thereof.

                           PART C.  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

     (1) Financial Statements


        Independent Auditors' Report



        Statement of Assets, Liabilities and Capital as of June 16, 1999



        Schedule of Investments as of July 23, 1999 (unaudited)



        Financial Statements as of July 23, 1999 (unaudited)


     (2) Exhibits:


      (a)(1)  --   Articles of Incorporation of the Registrant.(a)
         (2)  --   Form of Articles Supplementary creating the Series A AMPS.
      (b)     --   By-Laws of the Registrant.(a)
      (c)     --   Not applicable.
      (d)(1)  --   Portions of the Articles of Incorporation, By-Laws and the
                   Articles Supplementary of the Registrant defining the rights of holders of shares of the Registrant.(b)
         (2)  --   Form of specimen certificates for the AMPS of the
                   Registrant.(e)
      (e)     --   Form of Automatic Dividend Reinvestment Plan.(c)
      (f)     --   Not applicable.
      (g)     --   Form of Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P.(c)
      (h)(1)  --   Form of Purchase Agreement for the AMPS.(e)
         (2)  --   Merrill Lynch Standard Dealer Agreement.(c)
      (i)     --   Not applicable.
      (j)     --   Form of Custodian Contract between the Registrant and State
                   Street Bank and Trust Company.(d)
      (k)(1)  --   Form of Transfer Agency, Dividend Disbursing Agency and
                   Shareholder Servicing Agency Agreement between the
                   Registrant and State Street Bank and Trust Company.(d)
         (2)  --   Form of Auction Agent Agreement between the Registrant and
                   IBJ Whitehall Bank & Trust Company.(e)
         (3)  --   Form of Broker-Dealer Agreement.(e)
         (4)  --   Form of Letter of Representations.(e)
      (l)     --   Opinion and Consent of Brown & Wood LLP, counsel to the
                   Registrant.
      (m)     --   Not applicable.
      (n)     --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
      (o)     --   Not applicable.
      (p)     --   Certificate of Fund Asset Management, L.P.(d)
      (q)     --   Not applicable.
      (r)     --   Financial Data Schedule.


---------------
(a) Reference is made to the Registrant's registration statement on Form N-2, File No. 333-77517 (the "Common Stock Registration Statement") filed with the Securities and Exchange Commission (the "SEC") on April 30, 1999.

(b) Reference is made to Article V, Article VI (sections 2, 3, 4, 5 and 6),
    Article VII, Article VIII, Article X, Article XI, Article XII and Article XIII of the Registrant's Articles of Incorporation, previously filed as Exhibit (a) to the Common Stock Registration Statement; and to Article II,
    Article III (sections 1, 2, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant's By-Laws, previously filed as Exhibit (b) to the Common Stock Registration Statement. Reference is also made to the Form of Articles Supplementary filed hereto as Exhibit
    (a)(2).

(c) Reference is made to Pre-Effective Amendment No. 1 to the Registrant's Common Stock Registration Statement filed with the Securities and Exchange Commission on May 18, 1999.

(d) Reference is made to Pre-Effective Amendment No. 3 to Registrant's Common Stock Registration Statement filed with the Securities and Exchange Commission on July 20, 1999.



(e) Reference is made to the Registrant's registration statement on Form N-2, File Nos. 333-82001 and 811-09317 filed with the Securities and Exchange Commission on June 30, 1999.


ITEM 25.  MARKETING ARRANGEMENTS.

     See Exhibit (h).

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


Registration fees...........................................  $ 10,842
Printing....................................................    54,000
Legal fees and expenses.....................................    35,000
Rating Agency fees..........................................    35,000
Miscellaneous...............................................       158
                                                              --------
          Total.............................................  $135,000
                                                              ========


---------------
* To be provided by amendment.

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     The information in the Prospectus under the captions "Investment Advisory and Management Arrangements" and "Description of Capital Stock-Common Stock" and in Note 1 to the Statement of Assets, Liabilities and Capital is incorporated herein by reference.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES.


                                                                 NUMBER OF
                                                               RECORD HOLDERS
                       TITLE OF CLASS                         AT JULY 23, 1999
                       --------------                         ----------------
Common Stock, $.10 par value................................          2
Preferred Stock, $.10 par value.............................          0


ITEM 29.  INDEMNIFICATION.

     Section 2-418 of the General Corporation Law of the State of Maryland,
Article VI of the Registrant's Amended and Restated Articles of Incorporation, filed as Exhibit (a)(2) to the Common Stock Registration Statement, Article VI of the Registrant's By-Laws, filed as Exhibit (b) to the Common Stock Registration Statement, and the Investment Advisory Agreement, filed as Exhibit
(g) to the Common Stock Registration Statement, provide for indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Reference is made to Section 7 of the Purchase Agreement, a form of which is filed as Exhibit (h)(1) hereto, for provisions relating to the indemnification of the underwriter.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

     Fund Asset Management, L.P. (the "Investment Adviser") acts as investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The

Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc., and for the following closed-end registered investment companies:
Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings California Insured Fund IV, Inc., MuniHoldings California Insured Fund V, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Florida Insured Fund IV, MuniHoldings Florida Insured Fund V, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Insured Fund III, Inc., MuniHoldings Michigan Insured Fund, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund III, Inc., MuniHoldings New Jersey Insured Fund IV, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniHoldings New York Insured Fund IV, Inc., MuniHoldings Pennsylvania Insured Fund, MuniInsured Fund, Inc., MuniVest Florida Fund, MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., and Worldwide DollarVest Fund, Inc.



     Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.,

Merrill Lynch Senior Floating Rate Fund II, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Equity Portfolio, two investment portfolios of EQ Advisors Trust.


     The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Investment Adviser, MLAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc. ("PFD") and of Merrill Lynch Funds Distributor ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201.


     Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two years for his or her or its own account or in the capacity of director, officer, employee, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 30 and also hold the same positions with all or substantially all of the investment companies advised by MLAM as they do with those advised by the Investment Adviser. Messrs. Giordano, Doll and Monagle are officers of one or more of such companies.



                                                POSITION WITH             OTHER SUBSTANTIAL BUSINESS,
                 NAME                         INVESTMENT ADVISER       PROFESSION, VOCATION OR EMPLOYMENT
                 ----                    ----------------------------  ----------------------------------
ML&Co..................................  Limited Partner               Financial Services Holding
                                                                       Company; Limited Partner of FAM
Princeton Services.....................  General Partner               General Partner of MLAM Chairman
                                                                       of MLAM; President of the
                                                                       Investment Adviser and MLAM from
                                                                       1977 to 1997; Chairman and
                                                                       Director of Princeton Services;
                                                                       President of Princeton Services
                                                                       from 1993 to 1997; Executive Vice
                                                                       President of ML & Co.
Jeffrey M. Peek........................  President                     President of MLAM; President and
                                                                       Director of Princeton Services;
                                                                       Executive Vice President of ML &
                                                                       Co.; Managing Director and Co-Head
                                                                       of the Investment Banking Division
                                                                       of Merrill Lynch in 1997
Terry K. Glenn.........................  Executive Vice President      Executive Vice President of MLAM;
                                                                       Executive Vice President and
                                                                       Director of Princeton Services;
                                                                       President and Director of PFD;
                                                                       Director of Financial Data
                                                                       Services, Inc.; President of
                                                                       Princeton Administrators, L.P.
Gregory A. Bundy.......................  Chief Operating Officer and   Chief Operating Officer and
                                         Managing Director             Managing Director of MLAM; Chief
                                                                       Operating Officer and Managing
                                                                       Director of Princeton Services;
                                                                       Co-CEO of Merrill Lynch Australia
                                                                       from 1997 to 1999

                                                POSITION WITH             OTHER SUBSTANTIAL BUSINESS,
                 NAME                         INVESTMENT ADVISER       PROFESSION, VOCATION OR EMPLOYMENT
                 ----                    ----------------------------  ----------------------------------
Donald C. Burke........................  Senior Vice President and     Senior Vice President, Treasurer
                                         Treasurer                     and Director of Taxation of MLAM;
                                                                       Senior Vice President and
                                                                       Treasurer of Princeton Services;
                                                                       Vice President of PFD; First Vice
                                                                       President of MLAM from 1997 to
                                                                       1999; Vice President of MLAM from
                                                                       1990 to 1997
Michael G. Clark.......................  Senior Vice President         Senior Vice President of MLAM;
                                                                       Senior Vice President of Princeton
                                                                       Services; Treasurer and Director
                                                                       of PFD; First Vice President of
                                                                       MLAM from 1997 to 1999; Vice
                                                                       President of MLAM from 1996 to
                                                                       1997
Robert C. Doll.........................  Senior Vice President         Senior Vice President of MLAM;
                                                                       Senior Vice President of Princeton
                                                                       Services; Chief Investment Officer
                                                                       of Oppenheimer Funds, Inc., in
                                                                       1999 and Executive Vice President
                                                                       thereof from 1991 to 1999
Linda L. Federici......................  Senior Vice President         Senior Vice President of MLAM;
                                                                       Senior Vice President of Princeton
                                                                       Services
Vincent R. Giordano....................  Senior Vice President         Senior Vice President of MLAM;
                                                                       Senior Vice President of Princeton
                                                                       Services
Michael J. Hennewinkel.................  Senior Vice President,        Senior Vice President, General
                                         General Counsel and           Counsel and Secretary of MLAM;
                                         Secretary                     Senior Vice President of Princeton
                                                                       Services
Philip L. Kirstein.....................  Senior Vice President         Senior Vice President of MLAM;
                                                                       Senior Vice President, General
                                                                       Counsel, Director and Secretary of
                                                                       Princeton Services
Ronald M. Kloss........................  Senior Vice President         Senior Vice President of MLAM;
                                                                       Senior Vice President of Princeton
                                                                       Services
Debra W. Landsman-Yaros................  Senior Vice President         Senior Vice President of MLAM;
                                                                       Senior Vice President of Princeton
                                                                       Services; Vice President of PFD
Joseph T. Monagle, Jr. ................  Senior Vice President         Senior Vice President of MLAM;
                                                                       Senior Vice President of Princeton
                                                                       Services
Brian A. Murdock.......................  Senior Vice President         Senior Vice President of MLAM;
                                                                       Senior Vice President of Princeton
                                                                       Services
Gregory D. Upah........................  Senior Vice President         Senior Vice President of MLAM;
                                                                       Senior Vice President of Princeton
                                                                       Services

ITEM 31.  LOCATION OF ACCOUNT AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), its investment adviser (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its custodian and transfer agent.

ITEM 32.  MANAGEMENT SERVICES.

     Not applicable.

ITEM 33.  UNDERTAKINGS.

     Registrant undertakes:

     (1) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as a part of a registration statement in reliance upon Rule 430A under the Securities Act of 1933 and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the registration statement as of the time it was declared effective.

     (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 28th day of July, 1999.


                                          MUNIHOLDINGS NEW YORK INSURED FUND IV,
                                          INC.
                                                      (Registrant)

                                          By:      /s/ TERRY K. GLENN
                                            ------------------------------------
                                                (Terry K. Glenn, President)

     Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke or Alice A. Pellegrino or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendment to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


                    SIGNATURES                                     TITLE                     DATE
                    ----------                                     -----                     ----

                /s/ TERRY K. GLENN                   President (Principal Executive      July 28, 1999
---------------------------------------------------  Officer) and Director
                 (Terry K. Glenn)

                /s/ DONALD C. BURKE                  Treasurer (Principal Financial and  July 28, 1999
---------------------------------------------------  Accounting Officer)
                 (Donald C. Burke)

               /s/ JAMES H. BODURTHA                 Director                            July 28, 1999
---------------------------------------------------
                (James H. Bodurtha)

               /s/ HERBERT I. LONDON                 Director                            July 28, 1999
---------------------------------------------------
                (Herbert I. London)

               /s/ ROBERT R. MARTIN                  Director                            July 28, 1999
---------------------------------------------------
                (Robert R. Martin)

                 /s/ JOSEPH L. MAY                   Director                            July 28, 1999
---------------------------------------------------
                  (Joseph L. May)

                /s/ ANDRE F. PEROLD                  Director                            July 28, 1999
---------------------------------------------------
                 (Andre F. Perold)

                                                     Director
---------------------------------------------------
                  (Arthur Zeikel)

                                 EXHIBIT INDEX


EXHIBITS                           DESCRIPTION
--------                           -----------
(a)(2)     Form of Articles Supplementary creating the Series A AMPS
(l)        Opinion and Consent of Brown & Wood LLP
(n)        Consent of Deloitte & Touche LLP, independent auditors for the Registrant
(r)        Financial Data Schedule